As filed with the Securities and Exchange Commission on August 4, 2023.

1933 Act File No. 333-

1940 Act File No. 811-23891

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

PRE-EFFECTIVE AMENDMENT NO. __

POST-EFFECTIVE AMENDMENT NO. __

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

AMENDMENT NO. __

BASELINE CRE INCOME FUND

(Exact Name of Registrant as Specified in Charter)

1819 E Southern Avenue, Suite B10

Mesa, AZ 85204

(Address of Principal Executive Offices)

(Number, Street, City, State, Zip Code)

Registrant’s Telephone Number, including Area Code: (877) 200-1878

Baseline Partners, LLC

1819 E Southern Avenue, Suite B10

Mesa, AZ 85204

(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

COPY TO:

George Raine, Esq.	Gregory Davis, Esq.
Ropes & Gray LLP	Ropes & Gray LLP
Prudential Tower	Three Embarcadero Center
800 Boylston Street	San Francisco, CA 94111
Boston, MA 02199-3600

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☒	when declared effective pursuant to Section 8(c), or as follows:

☐	immediately upon filing pursuant to paragraph (b) of Rule 486.

☐	on (date) pursuant to paragraph (b) of Rule 486.

☐	60 days after filing pursuant to paragraph (b) of Rule 486.

☐	on (date) pursuant to paragraph (a) of Rule 486.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment registration statement.

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:_______.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: __________.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:_____________ .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

[Baseline CRE Income Fund]

[Class C Shares]

[Class I Shares]

[Class L Shares]

Prospectus Dated [     ], 2023

The information in this Prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION	August 4, 2023

BASELINE CRE INCOME FUND

[Class C Shares]

[Class I Shares]
[Class L Shares]

Prospectus Dated [     ], 2023

Baseline CRE Income Fund (the “Fund”) is a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a [diversified], closed-end management investment company. The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act. The Fund’s investment objective is to seek consistent income, while the Fund’s secondary objective is capital preservation.

The Fund pursues its investment objective by investing in credit opportunities within the U.S. commercial real estate markets, which will primarily include first-lien loans collateralized by commercial real property (“First Mortgages”) that are short-term with an average overall duration typically between 12 and 18 months. First Mortgages may provide the capital that an investor or operator needs for acquiring a property, making improvements to a property, or to acquire longer-term financing. The Fund may also invest, to a lesser extent, in other commercial real estate-related debt securities, including, but not limited to, longer-term loans, credit loans, commercial mortgage-backed securities, other comparable investments, and various types of securitization structures through which the Fund seeks to obtain leveraged exposure (often “customized” as per the particular terms of each securitization) to the loans and other assets underlying such securitizations (collectively, and with the First Mortgages, “CRE Investments”). Under normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in CRE Investments.

The Fund cannot guarantee that it will meet its investment objective. Investing in the Fund involves a high degree of risk. See “General Risks” and “Limits of Risk Disclosure” beginning on page [15].

This prospectus (the “Prospectus”) applies to the offering of [two separate classes of shares of beneficial interest (“Shares”) in the Fund, designated as [Class C Shares], [Class I Shares] and [Class L Shares]]. [The Fund has applied for an exemptive order from the Securities and Exchange Commission (the “SEC”) that would permit the Fund to offer more than one class of Shares.] [[     ] Shares and [     ] Shares will not be offered to investors until the Fund has received an exemptive order permitting the multi-class structure.] There is no assurance that the SEC will grant the exemptive order requested by the Fund. The Fund’s Shares will generally be offered at the net asset value (“NAV”) per Share on each regular business day. The Fund reserves the right to reject a purchase order for any reason.

The Fund has an interval fund structure pursuant to which the Fund, subject to applicable law, conducts quarterly repurchase offers for Shares at NAV, subject to approval of the Board of Trustees (the “Board,” and each of the trustees on the Board, a “Trustee”). The Fund has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, subject to certain limited exceptions. Although the policy permits repurchase of between 5% and 25% of the Fund’s outstanding Shares, for each quarterly repurchase offer, the Fund expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, subject to approval of the Board. In compliance with its procedures, the Fund, to the extent possible, generally expects to hold at least 5% of net assets in cash or other liquid assets, which may be financed by short-term borrowings, during the repurchase offer window to meet its repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. It is possible that a repurchase offer may be oversubscribed, with the result that shareholders would only be able to have a portion of their Shares repurchased. In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Shares up to a maximum amount of 2% of the outstanding Shares of the Fund.

There is no assurance that you will be able to tender your Shares when or in the amount that you desire. The Fund’s Shares are not listed for trading on any national securities exchange, and the Fund does not intend to list its Shares for trading on any national securities exchange in the future. It is not expected that there will be any secondary market for the Fund’s Shares. Even though the Fund intends to make quarterly repurchase offers to repurchase a portion of the Shares, you should consider the Shares to be illiquid.

Prior to the commencement of the Fund’s operations, Baseline CRE Income Fund, LLC, an affiliate of the Fund’s investment adviser, Baseline Partners, LLC (“Baseline” or the “Adviser”), is expected to reorganize into the Fund in accordance with applicable Commission staff no-action guidance. As part of the reorganization of Baseline CRE Income Fund, LLC into the Fund, the Fund estimates that it will issue approximately [     ] million Shares to the owners of Baseline CRE Income Fund, LLC. It is expected that at the time of such transition, Baseline CRE Income Fund, LLC will have a net asset value of approximately $[     ]. Please refer to the audited financial statements of Baseline CRE Income Fund, LLC included in this Registration Statement.

The Fund has the power to borrow and may do so when the Adviser deems it appropriate, including to enhance the Fund’s returns and to meet repurchase requests that would otherwise result in the premature liquidation of investments. The Fund may use leverage in seeking to achieve its investment objective if the opportunity arises to obtain financing on attractive terms. Such borrowings are typically secured by investments held by the Fund. The Fund may also have exposure to leverage through special purpose entities or vehicles that hold commercial real estate, that may in turn incur leverage by entering into borrowing or other arrangements to finance their CRE Investments. In connection with a borrowing, the Fund may pledge its assets to the lender. The Fund is not limited in the form or manner in which it may incur leverage, but is limited in the amount of leverage it can incur. There can be no assurances that the Fund will obtain leverage on attractive terms or in the amounts it desires. The Fund’s use of leverage comes with inherent risks. See “General Risks – Leverage.”

Shares are speculative and illiquid securities involving substantial risk of loss. An investment in the Fund is subject to, among others, the following risks:

●	The Fund’s Shares are not listed on any national securities exchange and it is not anticipated that a secondary market for the Shares will develop.

●	You should generally not expect to be able to sell your Shares (other than through the repurchase process), regardless of how the Fund performs.

●	Although the Fund is required to implement a Share repurchase program, only a limited number of Shares will be eligible for repurchase by the Fund.

●	Although the Fund will offer to repurchase Shares from time to time, Shares will not be redeemable at a shareholder’s option nor will they be exchangeable for shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Shares.

●	Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.

●	Because you will be unable to sell your Shares or have them repurchased immediately, you will find it difficult to reduce your exposure on a timely basis during a market downturn.

●	Shares are speculative and involve a high degree of risk, including the risk of a substantial loss of investment. See “General Risks” below to read about the risks you should consider before buying Fund Shares.

This Prospectus provides important information that you should know about the Fund before investing. You should read this Prospectus carefully and retain it for future reference. Additional information about the Fund, including the SAI, dated [     ], 2023, has been filed with the SEC. You can request a copy of the SAI and annual and semi-annual reports of the Fund (when available) without charge on the Fund’s website (www.baseline-partners.com), by writing to the Fund at [     ], or by calling the Fund toll-free at [     ]. You may also call the Fund’s toll-free telephone number to request other information about the Fund or to make shareholder inquiries. The SAI is incorporated by reference into this Prospectus in its entirety. You can view information about the Fund, including the SAI and other material incorporated by reference into the Fund’s registration statement on the SEC’s website (http://www.sec.gov).

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisers as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

Shares of the Fund do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this Prospectus and the SAI. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date shown above. Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[     ] acts as the distributor for the Shares. In addition, certain U.S. institutions (including banks, trust companies, brokers and investment advisers) may be authorized to accept, on behalf of the Fund, purchase orders and repurchase requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries to accept such orders.

Summary

This is only a summary and does not contain all of the information that you should consider before investing in the Fund. Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this Prospectus, the Statement of Additional Information (the “SAI”), and the agreement and declaration of trust of the Fund (the “Declaration of Trust”).

The Fund	Baseline CRE Income Fund (the “Fund”) is a Massachusetts business trust that is registered under the 1940 Act as a [diversified], closed-end management investment company. The Fund was organized as a Massachusetts business trust on July 20, 2023. The Fund operates as an “interval fund” (as defined below).

Baseline Partners, LLC (“Baseline” or the “Adviser”) is the Fund’s investment adviser.

The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

Prior to the commencement of the Fund’s operations, Baseline CRE Income Fund, LLC, an affiliate of Baseline, is expected to  reorganize into the Fund  in accordance with applicable Commission staff  no-action guidance. As part of the reorganization of Baseline CRE Income Fund, LLC into the Fund, the Fund estimates that it will issue approximately [     ] shares of beneficial interest (“Shares”) to the owners of the Baseline CRE Income Fund, LLC. It is expected that at the time of such transition, the Baseline CRE Income Fund, LLC will have a net asset value of approximately $[     ]. The Fund and Baseline CRE Income Fund, LLC share the same Adviser and portfolio managers. For past performance information of the Fund, see “Fund Performance” below.

The Fund offers three separate classes of shares of beneficial interest (“Shares”) designated as [Class C Shares], [Class I Shares] and [Class L Shares]. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund has applied for an exemptive order from the SEC with respect to the Fund’s multi-class structure. [ ] Shares will be the only class offered for purchase until the Fund has received an exemptive order permitting the multi-class structure. There is no assurance that the Fund will be granted the exemptive order.

The Offering

Shares are offered on a continuous basis at net asset value (“NAV”) per Share. The Fund may close at any time to new investments and, during such closings, only the reinvestment of dividends and other distributions by existing shareholders will be permitted. The Fund may  re-open to new investment and subsequently close again to new investment at any time at the discretion of the Adviser.

The Fund’s Shares are offered through [     ] (the “Distributor”), as the exclusive distributor, on a best efforts basis. The minimum initial investment is $[     ], subject to certain exceptions. The Fund reserves the right to reject a purchase order for any reason. See “How to Buy Shares” below. Shareholders will not have the right to redeem their Shares. However, as described below, in order to provide liquidity to shareholders, the Fund conducts periodic repurchase offers for a portion of its outstanding Shares.

[The Fund is authorized to issue three separate classes of Shares designated as [Class C Shares], [Class I Shares] and [Class L Shares]. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund has applied for an exemptive order from the SEC with respect to the Fund’s multi-class structure. [     ] Shares will be the only class offered for purchase until the Fund has received an exemptive order permitting the multi-class structure. There is no assurance that the Fund will be granted the exemptive order.

Prospectus Dated [ ], 2023	1

Periodic Repurchase Offers	The Fund is an “interval fund,” a type of fund that, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, subject to certain limited exceptions. Although the policy permits repurchase of between 5% and 25% of the Fund’s outstanding Shares, for each quarterly repurchase offer, the Fund expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, subject to approval of the Board of Trustees (the “Board,” and each of the trustees on the Board, a “Trustee”). The Fund makes quarterly repurchase offers in the months of [January, April, July and October]. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to shareholders at least 21, and not more than 42, calendar days before the repurchase request deadline (i.e., the date by which shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The Fund’s Shares are not listed for trading on any national securities exchange, and the Fund does not intend to list its Shares for trading on any national securities exchange in the future. It is not expected that there will be any secondary market for the Fund’s Shares. Even though the Fund intends to make quarterly repurchase offers to repurchase a portion of the Shares, you should consider the Shares to be illiquid. In addition, the Fund’s repurchase offers may subject the Fund and shareholders to special risks. See “Special Risk Considerations—Repurchase Offers Risk” below.

Investment objective and strategies

The Fund’s investment objective is to seek consistent income, while the Fund’s secondary objective is capital preservation. The Fund’s ability to provide consistent income will be tempered by the investment objective of capital preservation.

The Fund pursues its investment objective by investing in credit opportunities within the U.S. commercial real estate markets, which will primarily include first-lien loans collateralized by commercial real property (“First Mortgages”) that are short-term with an average overall duration typically between 12 and 18 months. First Mortgages may provide the capital that an investor or operator needs for acquiring a property, making improvements to a property, or to acquire longer-term financing. The Fund may also invest, to a lesser extent, in other commercial real estate-related debt securities, including, but not limited to, longer-term loans, credit loans, commercial mortgage-backed securities, other comparable investments, and various types of securitization structures through which the Fund seeks to obtain leveraged exposure (often “customized” as per the particular terms of each securitization) to the loans and other assets underlying such securitizations (collectively, and with the First Mortgages, “CRE Investments”). Under normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in CRE Investments.

The Fund may seek to originate loans, including, but not limited to, commercial real estate or commercial mortgage-related loans or other types of loans, which may be in the form of whole loans, secured notes, senior loans, bridge loans, or loan investments. The Fund may originate loans to special purpose entities (“SPEs”), other corporate entities and other types of borrowers. Such borrowers may have limited or no credit history and/or no credit rating. To the extent a borrower has a credit rating, such rating may be below investment grade as determined by one or more nationally recognized statistical rating organizations or the Adviser. The loans the Fund originates may vary in maturity and/or duration. The Fund is not limited in the amount, size, or type of loans it may originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law. The Fund’s origination of loans may also be limited by the Fund’s intention to qualify as a regulated investment company (“RIC”).

In certain circumstances or market environments, the Fund may reduce its investment in loans and CRE Investments and hold a larger position in short-term, high-quality debt securities, money market instruments, money market funds, exchange-traded funds and/or cash or cash equivalents. The Fund may also invest excess cash balances in these types of investments, as deemed appropriate by the Adviser. The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

Prospectus Dated [ ], 2023	2

The Fund has the power to borrow and may do so when the Adviser deems it appropriate, including to enhance the Fund’s returns and to meet repurchase requests that would otherwise result in the premature liquidation of investments. Leverage can increase the negative impact to which the Fund’s investments may be subject. In connection with a borrowing, the Fund may pledge its assets to the lender. The Fund’s use of leverage comes with inherent risks. See “General Risks – Leverage.”

The Fund may make portfolio investments directly or indirectly through one or more wholly-owned and/or controlled subsidiaries (each a “Subsidiary”). References herein to the Fund may include references to a Subsidiary in respect of the Fund’s investment exposure, as applicable. The Fund will treat a Subsidiary’s assets as assets of the Fund for purposes of determining compliance with certain provisions of the 1940 Act applicable to the Fund, including those relating to investment policies (Section 8), capital structure and leverage (Section 18) and affiliated transactions and custody (Section 17).

The Fund will invest in CRE Investments, and may as a result of default, foreclosure or otherwise, take possession of and hold real estate directly or indirectly through a Subsidiary. The Fund may hold real estate for extended periods of time, or sell such real estate holdings depending on market conditions or other factors at the discretion of the Adviser. See “General Risks – Loan Origination Risk.”

Investment Process

The Adviser utilizes a rigorous investment process to evaluate each loan that becomes a part of the Fund’s portfolio. The Adviser generally conducts a three-pronged review of each loan: (i) loan eligibility, (ii) borrower experience review and (iii) property or loan collateral review. The Adviser seeks to select loans and debt securities that are for target investors or operators who have performed or overseen multiple projects prior to applying for the loan. As part of the Adviser’s due diligence process, the Adviser typically requires the borrower to provide detailed information with respect to relevant recently completed projects, as well as the borrower’s plan for the repositioning of the prospective property, if applicable. Borrowers may have limited or no credit history or credit rating, and while the Adviser's due diligence process may involve consideration of credit ratings or credit histories of a borrower (if available), such ratings or history would be considered among a range of factors considered during the due diligence process.

With respect to loans originated by the Fund, when valuing a property, the Adviser requires a third-party appraisal or broker opinion of all collateral properties. The Adviser’s property due diligence process also includes a review of the site value, age of comparable property sales, obsolescence of the property, any repairs needed on the property, the structural integrity of the edifice on the property, neighborhood and market analysis, neighborhood and commercial characteristics and comparable or equivalent collateral.

The Fund retains flexibility to invest in other instruments as the Adviser may consider appropriate from time to time, including unaffiliated investment companies, U.S. government securities, cash and cash equivalents. The Fund expects to hold a portion of its assets in cash, cash equivalents and short-term obligations for liquidity purposes.

There can be no assurance that the investment objective of the Fund will be achieved or that the Fund’s portfolio design and risk monitoring strategies will be successful.

Prospectus Dated [ ], 2023	3

Risk factors	An investment in the Fund involves substantial risks and special considerations. A discussion of the risks associated with an investment in the Fund can be found under “General Risks,” including the following risks:

•	The Fund has a limited operating history as a [diversified], closed-end interval fund. There is no assurance that the Fund will grow or maintain economically viable size, which may result in increased Fund expenses or a determination to liquidate the Fund.

•	The Fund is an unlisted closed-end fund designed primarily for long-term investors, and liquidity is limited to periodic repurchases of Shares. Substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable.

•	The Fund is a closed-end investment company that provides limited liquidity through a quarterly repurchase policy under Rule 23c-3 under the 1940 Act and is designed for long-term investors. Unlike many closed-end investment companies, the Fund’s Shares are not listed on any securities exchange and are not publicly-traded. There is currently no secondary market for the Shares and the Fund expects that no secondary market will develop.

•	The Fund is completely dependent on the ability of the Adviser to identify and implement the Fund’s investments as opportunities arise. The Adviser has full discretionary authority to identify, structure, allocate, administer, monitor and liquidate the Fund’s investments.

•	The Fund’s investment portfolio is expected to be concentrated in CRE Investments. As such, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio.

•	The Fund will invest in commercial mortgage loans, which are subject to risks of delinquency, foreclosure, and risk of loss. In the event of a commercial borrower’s default, the Fund’s profitability may suffer a material adverse effect to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan.

•	The Fund may source loans from borrowers who may have limited operating histories, and the information the Fund is able to obtain about such investments may at times be limited.

•	The ability of the Fund to generate income through its loan investments is dependent upon payments being made by the borrower underlying such loan investments. If a borrower is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan.

•	The securities in which the Fund invests or plans to invest will often be illiquid.

Prospectus Dated [ ], 2023	4

•	Valuations of the Fund’s investments are estimates of fair value and may not necessarily correspond to realizable value.

•	The Fund, through its investments, is exposed to a variety of risks associated with real estate investments generally, including, but not limited to, economic and market fluctuations; political instability, terrorism and acts of war; changes in environmental, zoning, and other laws; losses resulting from casualties or condemnations; government regulations; changes in interest rates; and the availability of debt financing.

•	The Fund primarily acquires first-lien short-term loans, which may involve a greater risk of loss than stabilized mortgage loans. Although secured debt in most circumstances is fully collateralized and holds a senior position in the borrower’s capital structure, there is a risk that the collateral may decrease in value over time, and may be difficult to appraise or sell in a timely manner. Therefore, the Fund’s ability to fully collect on the investment in the event of a default is not guaranteed.

•	The Fund’s investments in CMBS may be subject to extension, resulting in the term of the securities being longer than expected.

•	The exercise of remedies and successful realization of liquidation proceeds relating to commercial real estate loans underlying the CMBS and other investments of the Fund may be highly dependent on the performance of the servicer of such loans.

•	The Fund operates in a competitive market for the acquisition of attractive CRE Investments and competition may limit the Fund’s ability to acquire attractive CRE Investments, which could have a material adverse effect on the Fund.

•	Inadequate or incorrect factual information, misstated assumptions, as well as unforeseeable changes in economic factors can cause model valuations used by the Fund to yield materially inaccurate valuations.

•	The Fund may concentrate its loans in one or a few geographic areas, which would subject the Fund to risks specific to the geographic areas in which it’s invested.

•	The domestic and international commercial real estate debt markets are subject to volatility, which could affect the Fund’s ability borrow monies to finance the purchase of CRE Investments.

•	The Fund may seek to originate loans, including, but not limited to, commercial real estate or commercial mortgage-related loans, which could result in the Fund’s investments being over-concentrated in certain borrowers if the Fund is unable to sell, assign, or successfully close transactions for the loans that it originates.

•	The Fund may seek to originate bridge loans, which are generally made with the expectation that the borrower will be able to obtain permanent financing or sell the property in the near future. Any delay in obtaining permanent financing or selling the property subjects the bridge loan investor to increased risk.

•	Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business, and regulatory scrutiny – both state and federal – of loan originators and servicing companies have escalated materially in the last few years. To the extent that the Fund engages in origination and/or servicing directly or through independent third-party servicers, the Fund will be subject to enhanced risks of litigation, regulatory actions, and other proceedings.

Prospectus Dated [ ], 2023	5

•	The Fund’s use of financial instruments to hedge against interest rate fluctuations may not succeed in mitigating interest-rate risk and could reduce the overall returns on a shareholder’s investment.

•	The Fund uses securitization as one possible means of leveraging certain of its loans. Securitization is complex and expensive and may not be well-suited for shorter-duration loans.

•	Restrictions under the 1940 Act may prevent the Fund from participating in certain favorable investment opportunities or may lead to a lack of exposure to a certain type of investment.

•	If the Fund fails to qualify for or maintain RIC tax treatment, the resulting U.S. corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution, and the amount of the Fund’s distributions.

•	If the Adviser and its affiliates are unable to retain key personnel, its ability to implement the Fund’s investment strategies could be delayed or hindered, which could adversely affect the Fund’s NAV.

•	Legal, tax and regulatory changes could occur during the term of the Fund, which may have a material, adverse effect on the Fund.

•	Additional subscriptions of Shares will dilute the indirect interests of existing shareholders in the Fund’s investments.

•	If the Fund develops a need for additional capital for investments or other reasons, sources of funding may not be available to the Fund.

•	The Adviser is not prohibited from managing other investment entities that make the same types of investments as those the Fund targets.

•	The Fund may maintain a sizable cash position in anticipation of repurchase requests or near-term investment opportunities.

•	The Fund, subject to applicable law, may employ leverage through borrowing and derivative instruments. The Fund’s use of leverage is speculative and may expose the Fund to greater risk and increase costs.

•	Overall securities market risks may affect the value of individual instruments in which the Fund invests.

•	The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.

•	The Fund is subject to financial market risk, including changes in interest rates.

•	The Fund and its service providers are susceptible to cyber-attacks and to technological malfunctions that have effects similar to those of a cyber-attack.

Management	The Fund’s Board has overall responsibility for the management and supervision of the business operations of the Fund. See “Management of the Fund—The Board of Trustees.” To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board or the Adviser.

The Adviser	Baseline is the investment adviser of the Fund. As of July 1, 2023, Baseline and its affiliates had assets under management or custody of approximately $81,403,292.13 in aggregate. Patrick Cardon and Mateo Arana are jointly and primarily responsible for the day-to-day management of the Fund.

Prospectus Dated [ ], 2023	6

Fund services	The Fund has retained [ ] (the “Administrator”) to provide certain fund services, including fund administration, fund accounting and transfer agency services to the Fund. Fees and expenses of the Administrator are paid by the Fund. The Fund compensates the Administrator for these services and reimburses the Administrator for certain of their out-of-pocket expenses. See “Fund Expenses” below.

Fees and expenses	On an ongoing basis, the Fund bears its own operating expenses (including, without limitation, its offering expenses). A more detailed discussion of the Fund’s expenses can be found under “Fund Expenses.”

[Management and Incentive Fees. Pursuant to the investment management agreement dated as of [     ], 2023 (the “Investment Management Agreement”), by and between the Fund and the Adviser, and in consideration of the advisory services provided by the Adviser to the Fund, the Fund pays the Adviser a fee consisting of two components – a base management fee (the “Management Fee”) and an incentive fee (the “Incentive Fee”).

The Management fee is payable at the end of each calendar month at the annual rate of [     ]% of the average monthly value of the portfolio’s Managed Assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness), minus the Fund’s liabilities incurred in the normal course of operations other than liabilities relating to indebtedness.

The Incentive Fee is calculated and payable monthly in arrears and equals [     ]% of the Fund’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding month, subject to a preferred return, or “hurdle,” of [     ]% of the Fund’s NAV and a “catch up” feature. The amount of the Incentive Fee is not affected by any realized or unrealized losses that the Fund may suffer. See “Management and Incentive Fees.”]

Administration Fee. The Administrator provides the Fund certain administration and accounting services. In consideration for these services, the Administrator is paid [a monthly fee at an annualized rate calculated based on the average daily net assets of the Fund, subject to a minimum monthly fee, and certain fixed fees] (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses and pays the Administrator fees for transfer agency services. See “Services.”

[Shareholder Servicing Fee. The Fund has adopted a Shareholder Servicing Plan with respect to [ ] Shares, under which the Fund is permitted to pay as compensation to qualified recipients up to [ ]% on an annualized basis of the average daily net assets of the Fund attributable to [ ] Shares (the “Shareholder Servicing Fee”). The Shareholder Servicing Fee is paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. [[ ] and [ ]Shares are not subject to the Shareholder Servicing Fee]. See “Shareholder Servicing Plan.”]

[Distribution and Service Fee. The Fund has received exemptive relief from the Securities and Exchange Commission (the “SEC”) that allows the Fund, subject to certain conditions, to operate under a Distribution and Service Plan with respect to [ ]Shares in compliance with Rule 12b-1 under the 1940 Act. Under the Distribution and Service Plan, the Fund is permitted to pay as compensation to the Distributor or other qualified recipient up to [ ]% on an annualized basis of the average daily net assets of the Fund attributable to [ ] Shares (the “Distribution and Service Fee”). The Distribution and Service Fee will be paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. [ ] and [ ]Shares are not subject to the Distribution and Service Fee. As of the date of this Prospectus, [ ] Shares are not offered for sale. See “Distribution and Service Plan”.]

Prospectus Dated [ ], 2023	7

Expense Limitation Agreement

[The Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has contractually agreed to reduce its management fees and pay the operating expenses of the Fund’s [Class C], [Class I] and [Class L] shares in order to limit such class’s expenses (exclusive of the Excluded Expenses (as defined below)) to the following annual percentage rates of the average daily net assets of such class, subject to the obligation of the Fund to repay the Adviser such deferred fees and expenses in future years, if any, when such class’s expenses (exclusive of the Excluded Expenses) fall below its stated percentage rate, but only to the extent that such repayment would not cause such class’s expenses (exclusive of the Excluded Expenses) in any such future year to exceed its stated percentage rate, and provided that the Fund is not obligated to repay any such deferred fees and expenses more than three years after the end of the month in which they were incurred: [     ]% for [Class C Shares]; [     ]% for [Class I Shares]; and [     ]% for [Class L Shares]. The Expense Limitation Agreement has a term running through [     ], 2025 and is renewable from year to year thereafter.

For purposes of the Expense Limitation Agreement, “Excluded Expenses” means the Incentive Fee, brokerage commissions and other transactional expenses (including loan origination transactional expenses), interest (including interest incurred on borrowed funds and interest incurred in connection with bank and custody overdrafts), other borrowing costs and fees including interest and commitment fees, taxes, acquired fund fees and expenses, litigation and indemnification expenses, judgments, and extraordinary expenses.]

Distributions	Because the Fund intends to qualify annually as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund intends to distribute at least 90% of its annual net taxable income to its shareholders. [In addition, in order to avoid a Fund-level tax, the Fund intends to distribute all of its annual net taxable income and gains.] Nevertheless, there can be no assurance that the Fund will pay distributions to shareholders at any particular rate or at all. Each year, a statement on Internal Revenue Service (“IRS”) Form 1099-DIV identifying the amount and character of the Fund’s distributions will be mailed to shareholders. See “Taxes” below.

Purchasing Shares	The minimum initial investment in the Fund is $[ ] for [Class C], $[ ] for [Class I Shares] and $[ ] for [Class L Shares], and the minimum additional investment in the Fund is $[ ] for each class of Shares. For Shares purchased through a financial intermediary, when determining whether an investor meets the applicable investment minimums, the value of any Shares being purchased may be combined with the value of any Shares of the same class that were purchased or will be purchased within six months from the initial purchase for [Class C Shares], [Class I Shares] and [Class L Shares] by any investor through such intermediary, provided such intermediary enters into the requisite letter of intent; provided, however, that the minimum amount purchased by any investor is at least $[ ]. The stated investment minimums may be reduced for certain investors. See “Purchasing Shares” below.

[The Fund has received exemptive relief from the SEC that permits the Fund to offer more than one class of Shares. As of the date of this Prospectus, [ ] and [ ]Shares are not offered for sale.] Shares are generally offered at the NAV per Share on each regular business day.

Prospectus Dated [ ], 2023	8

Unlisted Closed-End Structure; Limited Liquidity	Shareholders of the Fund are not able to have their Shares repurchased or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide liquidity to shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Shares, as described herein. In addition, the Fund’s Shares are not listed for trading on any national securities exchange, and the Fund does not intend to list its Shares for trading on any national securities exchange in the future. It is not expected that there will be any secondary market for the Fund’s Shares. Even though the Fund intends to make quarterly repurchase offers to repurchase a portion of the Shares, you should consider the Shares to be illiquid. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund.

Taxes	The Fund intends to elect to be treated as a RIC for U.S. federal income tax purposes, and it further intends to qualify as and be treated each year to qualify as a RIC for U.S. federal income tax purposes. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes all of its net taxable income and gains each year.

For a discussion of certain tax risks and considerations relating to an investment in the Fund, see “Tax Reports” below and “Certain Tax Considerations.”

Prospective investors should consult their tax advisors with respect to the specific U.S. federal, state, local, U.S. and non-U.S. tax consequences, including applicable tax reporting requirements.

Tax reports	The Fund will distribute to its shareholders, after the end of each calendar year, IRS Forms 1099-DIV detailing the amounts includible in such investor’s taxable income for such year as ordinary income, qualified dividend income and long-term capital gains. Dividends and other taxable distributions are taxable to the Fund’s shareholders even if they are reinvested in additional Shares.

ERISA Plans and Other Tax-Exempt Entities	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and Section 4975 of the Code, including employee benefit plans, individual retirement accounts (each, an “IRA”), and Keogh plans may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” subject to the fiduciary responsibility and prohibited transaction rules of ERISA and Section 4975 of the Code. Thus, it is not intended that the Adviser will be a “fiduciary” within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any “benefit plan investor” within the meaning of ERISA that becomes a shareholder, solely as a result of the shareholder’s investment in the Fund. For additional information, see “ERISA Considerations” below.

Reports to Shareholders	Shareholders will receive an audited annual and unaudited semi-annual report for the Fund. See “Description of Shares and Declaration of Trust.”

Fiscal and tax year	The Fund’s fiscal year is the 12-month period ending on [ ]. The Fund’s taxable year is the 12-month period ending on [ ].

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Declaration of Trust.

Prospectus Dated [ ], 2023	9

Summary of Fund Expenses

The following table illustrates the expenses and fees that the Fund expects to incur and that shareholders can expect to bear directly or indirectly.

	Class C	Class I	Class L
SHAREHOLDER FEES	Shares	Shares	Shares
Maximum Sales Load	[ ]	[ ]	[ ]
Maximum Early Repurchase Fee (as a percentage of repurchased amount)	N/A	N/A	N/A
ANNUAL EXPENSES (as a percentage of net assets attributable to Shares)
Management Fee(1)	[ ]%	[ ]%	[ ]%
Incentive Fee(2)	[ ]%	[ ]%	[ ]%
Distribution and Service (12b-1) Fee(3)	[ ]%	[ ]%	[ ]%
Shareholder Servicing Fee(4)	[ ]%	[ ]%	[ ]%
Interest Expense on Borrowed Funds	[ ]%	[ ]%	[ ]%
Administration Fee(5)	[ ]%	[ ]%	[ ]%
Other Expenses (6)	[ ]%	[ ]%	[ ]%
Acquired Fund Fees and Expenses	[ ]%	[ ]%	[ ]%
Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	[ ]%	[ ]%	[ ]%
Fee Reductions and/or Expense Reimbursements(7)	[ ]%	[ ]%	[ ]%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(8)	[ ]%	[ ]%	[ ]%

(1)	[The Management Fee is equal to [ ]% on an annualized basis of the average daily net assets of the Fund. See “Management and Incentive Fees” for additional information.]
(2)	[The Adviser is also paid an Incentive Fee. The Incentive Fee is described below under “Management and Incentive Fees”. The Fund anticipates that it may have interest income that could result in the payment of an Incentive Fee to the Advisor during certain periods. However, the Incentive Fee is based on the Fund’s performance and will not be paid unless the Fund achieves certain performance targets. The Fund expects the Incentive Fee the Fund pays to increase to the extent the Fund earns greater interest income through its investments. The Incentive Fee is calculated and payable monthly in arrears based upon “pre-incentive fee net investment income” attributable to each class of the Fund’s Shares for the immediately preceding month, and is subject to a hurdle rate, expressed as a rate of return on each class’s average daily net asset value (calculated in accordance with GAAP), equal to [ ]% per month, or an annualized hurdle rate of [ ]%, subject to a “catch-up” feature. See “Management and Incentive Fees” for a full explanation of how the Incentive Fee is calculated.]
(3)	[The Fund has received exemptive relief from the SEC permitting it to offer multiple classes of Shares, which allows the Fund to operate under a distribution and service plan (pursuant to Rule 12b-1 under the 1940 Act) for [ ] Shares. The Fund may charge a distribution and service (12b-1) fee up to [ ]% of the average daily net assets of the Fund attributable to [ ] Shares. The Fund may use these fees to compensate financial intermediaries or financial institutions for distribution-related expenses, if applicable, in respect of clients to whom they have distributed [ ] Shares. See “Shareholder Servicing Plan and Distribution and Service Plan.”]
(4)	[The Fund charges a shareholder servicing fee up to [ ]% on an annualized basis of the average daily net assets of the Fund attributable to [ ]I Shares. The Fund uses these fees to compensate financial intermediaries or financial institutions for providing ongoing shareholder servicing in respect of clients holding [ ] Shares. See “Shareholder Servicing Plan and Distribution and Service Plan.”]
(5)	[Pursuant to an administration agreement (the “Administration Agreement”) between the Fund and Baseline Partners, LLC as administrator (the “Administrator”), the Fund pays the Administrator an administration fee (the “Administration Fee”) in an amount up to [ ]% on an annualized basis of the Fund’s net assets. From the proceeds of the Administration Fee, the Administrator pays [ ] (the “Sub-Administrator”) a sub-administration fee (the “Sub-Administration Fee”) in an amount up to [ ]% on an annualized basis of the Fund’s net assets, subject to a minimum annual fee. The Sub-Administration Fee is paid pursuant to a sub-administration agreement and a fund accounting agreement each between the Administrator and the Sub-Administrator. The Administration Fee and Sub-Administration Fee are calculated based on the Fund’s month-end net asset value and payable monthly in arrears.
(6)	[Other Expenses are estimated for the Fund’s current fiscal year. “Other Expenses” include, among other things, professional fees and other expenses that the Fund will bear, including initial and ongoing offering costs and fees and expenses of the transfer agent and custodian.]
(7)	[The Adviser has contractually agreed, through [ ], 2025, to reduce its management fees and pay the operating expenses of the Fund’s [Class C] [Class I] and [Class L] shares in order to limit such class’s expenses (exclusive of the Excluded Expenses (as defined herein)) to the following annual percentage rates of the average daily net assets of such class, subject to the obligation of the Fund to repay the Adviser such deferred fees and expenses in future years, if any, when such class’s expenses (exclusive of the Excluded Expenses) fall below its stated percentage rate, but only to the extent that such repayment would not cause such class’s expenses (exclusive of the Excluded Expenses) in any such future year to exceed its stated percentage rate, and provided that the Fund is not obligated to repay any such deferred fees and expenses more than three years after the end of the month in which they were incurred: [ ]% for [Class C]; [ ]% for [Class I Shares]; and [ ]% for [Class L Shares]. The Fund may See “Fund Expenses – Expense Limitation Agreement” for additional information.]
(8)	[Total annual fund operating expenses do not correlate to the ratio of net expenses to average net assets provided in the Fund’s most recent annual report due to acquired fund fees and expenses. ]

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses shareholders will bear directly or indirectly. For a more complete description of the various fees and expenses of the Fund, see “Management and Incentive Fees,” “Shareholder Servicing and Distribution and Service Plan,” “Fund Expenses,” “Periodic Repurchase Offers” and “Purchasing Shares.”

Prospectus Dated [ ], 2023	10

EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at net asset value and that the percentage amounts listed under Annual Expenses remain the same in the years shown. The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of Shares. The effects of any waivers or reimbursement agreements are reflected for the contractual periods of any such arrangements only.

You Would Pay the Following Expenses Based on a
$1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year		3 Years		5 Years		10 Years
[Class C Shares]	$	[ ]	$	[ ]	$	[ ]	$	[ ]
[Class I Shares]	$	[ ]	$	[ ]	$	[ ]	$	[ ]
[Class L Shares]	$	[ ]	$	[ ]	$	[ ]	$	[ ]

The example is based on the annual fees and expenses set out on the table above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by the Fund.

Financial Highlights

[     ]

Use of Proceeds

The Fund will invest the proceeds of the continuous offering of Shares on an ongoing basis in accordance with its investment objectives and policies as stated below. In addition, for cash management purposes or while the Fund seeks investment opportunities, the proceeds of the offering may be invested by the Fund in short-term, high-quality debt securities, money market instruments, money market funds and/or liquid real estate-focused exchange-traded funds, in addition to, or in lieu of, investments consistent with the Fund’s investment objectives and policies. It is currently anticipated that the Fund will be able to invest all or substantially all of the net proceeds according to its investment objectives and policies within approximately three months after receipt of the proceeds, depending on the amount and timing of proceeds available to the Fund as well as the availability of investments consistent with the Fund’s investment objectives and policies, and except to the extent proceeds are held in cash to pay dividends or expenses, satisfy repurchase offers or for temporary defensive purposes. In addition, the Fund may maintain a portion of the proceeds in cash to meet operational needs, as well as pay for offering costs associated with the sale of the Fund’s Shares. The Fund may be prevented from achieving its objectives during any time in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

Investment Objective and Strategies

Investment objective

The Fund’s investment objective is to seek consistent income, while the Fund’s secondary objective is capital preservation.

The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board of Trustees (the “Board,” and each of the trustees on the Board, a “Trustee”) without the vote of a majority (as defined by the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund’s outstanding shares of beneficial interest (“Shares”). The Fund’s fundamental policies, which are listed in the SAI, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund.

Prospectus Dated [ ], 2023	11

Investment strategies

The Fund’s investment objective is to seek consistent income, while the Fund’s secondary objective is capital preservation. The Fund’s ability to provide consistent income will be tempered by the investment objective of capital preservation.

The Fund pursues its investment objective by investing in credit opportunities within the U.S. commercial real estate markets, which will primarily include first-lien loans collateralized by commercial real property (“First Mortgages”) that are short-term with an average overall duration typically between 12 and 18 months. First Mortgages may provide the capital that an investor or operator needs for acquiring a property, making improvements to a property, or to acquire longer-term financing. The Fund may also invest, to a lesser extent, in other commercial real estate-related debt securities, including, but not limited to, longer-term loans, credit loans, commercial mortgage-backed securities, other comparable investments, and various types of securitization structures through which the Fund seeks to obtain leveraged exposure (often “customized” as per the particular terms of each securitization) to the loans and other assets underlying such securitizations (collectively, and with the First Mortgages, “CRE Investments”). Under normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in CRE Investments.

The Fund intends to primarily invest in short-term loans, also referred to herein as First Mortgages, that are designed to provide the capital that an investor or operator needs for acquiring a property, making improvements to a property, or in order to acquire longer-term, lower-cost financing. In general, the short-term financing allows the operator or investor to "bridge the gap" between the property's current state and a future, more valuable and more stabilized state that can be refinanced through longer-term financing. First-lien loans provide for a higher recovery rate and lower defaults than other debt positions due to the lender's senior position in the borrower's capital structure. For this reason, third-party ratings agencies and financing sources generally rate these loans with a higher credit rating than those farther down in the borrower's capital structure. The senior position in a borrower's capital structure, however, results in generally lower returns than those from subordinate debt such as mezzanine loans or B-notes.

The Fund will acquire and manage First Mortgages with an average overall duration typically between 12 to 18 months, with no single loan having a maturity longer than 36 months – in each case from the date of acquisition.

The Fund may seek to originate loans, including, but not limited to, commercial real estate or commercial mortgage-related loans or other types of loans, which may be in the form of whole loans, secured notes, senior loans, bridge loans, or loan investments. The Fund may originate loans to special purpose entities (“SPEs”), other corporate entities and other types of borrowers. Such borrowers may have limited or no credit history and/or no credit rating. To the extent a borrower has a credit rating, such rating may be below investment grade as determined by one or more nationally recognized statistical rating organizations (“NRSROs”) or the Adviser. The loans the Fund originates may vary in maturity and/or duration. The Fund is not limited in the amount, size, or type of loans it may originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law. The Fund’s origination of loans may also be limited by the Fund’s intention to qualify as a regulated investment company (“RIC”).

In certain circumstances or market environments, the Fund may reduce its investment in loans and CRE Investments and hold a larger position in short-term, high-quality debt securities, money market instruments, money market funds, exchange-traded funds and/or cash or cash equivalents. The Fund may also invest excess cash balances in these types of investments, as deemed appropriate by the Adviser. The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis.

The Fund may make portfolio investments directly or indirectly through one or more wholly-owned and/or controlled subsidiaries (each a “Subsidiary”). References herein to the Fund may include references to a Subsidiary in respect of the Fund’s investment exposure, as applicable. The Fund will treat a Subsidiary’s assets as assets of the Fund for purposes of determining compliance with certain provisions of the 1940 Act applicable to the Fund, including those relating to investment policies (Section 8), capital structure and leverage (Section 18) and affiliated transactions and custody (Section 17).

Prospectus Dated [ ], 2023	12

The Fund will invest in CRE Investments, and may as a result of default, foreclosure or otherwise, take possession of and hold real estate directly or indirectly through a Subsidiary. The Fund may hold real estate for extended periods of time, or sell such real estate holdings depending on market conditions or other factors at the discretion of the Adviser. See “General Risks – Loan Origination Risk.”

The Fund has the power to borrow and may do so when the Adviser deems it appropriate, including to enhance the Fund’s returns and to meet repurchase requests that would otherwise result in the premature liquidation of investments. Leverage can increase the negative impact to which the Fund’s investments may be subject. In connection with a borrowing, the Fund may pledge its assets to the lender. The Fund’s use of leverage comes with inherent risks. See “General Risks – Leverage.”

The Fund retains flexibility to invest in other instruments as the Adviser may consider appropriate from time to time, including unaffiliated investment companies, U.S. government securities, cash and cash equivalents. The Fund expects to hold a portion of its assets in cash, cash equivalents and short-term obligations for liquidity purposes.

Loan Origination

The Fund may seek to originate loans. In determining whether to make a direct loan, the Fund will rely primarily upon any collateral for payment of interest and repayment of principal and/or the experience and creditworthiness of the borrower. In making a direct loan, the Fund is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Fund will lose money on the loan. Furthermore, direct loans may subject the Fund to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or to value the direct loan.

When engaging in direct lending, the Fund’s performance may depend, in part, on the ability of the Fund to originate loans on advantageous terms. In originating and purchasing loans, the Fund will often compete with a broad spectrum of lenders. Increased competition for, or a diminishment in the available supply of, qualifying loans could result in lower yields on and/or less advantageous terms of such loans, which could reduce Fund performance.

Different types of assets may be used as collateral for the Fund’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that is a borrower, the Fund may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Fund or its affiliates to the borrower. Furthermore, in the event of a default by a borrower, the Fund may have difficulty disposing of the assets used as collateral for a loan.

Bridge loans are short-term loan arrangements (e.g., 12 to 18 months) typically used by a borrower in anticipation of obtaining intermediate-term or long-term permanent financing. Most bridge loans may be structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises over time. Thus, the longer the loan remains outstanding, the more the interest rate increases. Like any loan, bridge loans involve credit risk. Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing or sell the property in the near future. Any delay in obtaining permanent financing or selling the property subjects the bridge loan investor to increased risk. A borrower's use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower's perceived creditworthiness.]

Various state licensing requirements could apply to the Fund with respect to the origination, acquisition, holding, servicing, foreclosure and/or disposition of loans and similar assets. The licensing requirements could apply depending on the location of the borrower, the location of the collateral securing the loan, or the location where the Fund or the Adviser operates or has offices. In states in which it is licensed, the Fund or the Adviser will be required to comply with applicable laws and regulations, including consumer protection and anti-fraud laws, which could impose restrictions on the Fund’s or the Adviser’s ability to take certain actions to protect the value of its holdings in such assets and impose compliance costs. Failure to comply with such laws and regulations could lead to, among other penalties, a loss of the Fund’s or the Adviser’s license, which in turn could require the Fund to divest assets located in or secured by real property located in that state.

Prospectus Dated [ ], 2023	13

Selection of Loans. The Adviser utilizes a rigorous investment process to evaluate every loan that become part of the Fund’s portfolio. This platform and infrastructure are designed to enhance the Fund’s ability to:

•	Identify a high volume of investment opportunities;
•	Design loan programs that can be consistently sourced;
•	Systematically and consistently underwrite and perform due diligence on a high volume of investment opportunities; and
•	Apply systems, models, and analytic capabilities to manage risk and protect against fraud.

To effectively source diverse loans, the Adviser creates (i) a “Credit Box” with loan criteria that details loan-to-value, property type, term, and borrower requirements; and (ii) a summary of the loan structure and underwriting guidelines and asset selection criteria. These tools provide the Adviser with an efficient and systematic process to source, qualify, evaluate and perform due diligence on potential investment opportunities.

The Adviser performs consistent and thorough due diligence and underwriting on each loan that becomes part of the Fund’s portfolio. Pursuant to the Fund’s underwriting procedures, the Adviser conducts a three-pronged review of each Loan: (i) loan eligibility, (ii) borrower experience review, (iii) property or loan collateral review. Borrowers may have limited or no credit history or credit rating, and while the Adviser's due diligence process may involve consideration of credit ratings or credit histories of a borrower (if available), such ratings or history would be considered among a range of factors considered during the due diligence process.

The Adviser’s seeks to assess the experience of seasoned investors or operators who have performed or overseen multiple projects prior to applying for the loan. As part of the evaluation process, the borrower will provide detailed information with respect to relevant recently completed projects as well as the borrower’s plan for the repositioning of the prospective property. The Adviser focuses on financing properties that can be quickly repositioned and refinanced or sold. The Adviser evaluates this plan for its plausibility and potential for creating value-add to the prospective property.

The Adviser’s prospective property valuation review requires a third-party appraisal or broker price opinion of all collateral properties. The valuation report must conclude two values, the as-is value and the after repair value (if applicable). In all cases, the appraiser must be licensed and compliant with the Uniform Standards of Professional Appraisal Practice and the Financial Institutions Reform, Recovery, and Enforcement Act of 1989. The appraiser must be in good standing in the state where subject property is to be valued and must be independent from the loan originator and borrower. The appraiser must provide a minimum of three sold comparable properties, three listed comparable properties, and interior and exterior photos of the prospective property.

There can be no assurance that the investment objective of the Fund will be achieved or that the Fund’s portfolio design and risk monitoring strategies will be successful.

Asset and Portfolio Management

Once loans become part of the Fund’s portfolio, the Adviser employs third-party loan servicers, inspectors, and diligence agents to assist with the loan servicing and asset management process. The Adviser maintains regular contact with service providers to discuss collections, trouble loans, and other servicing or asset management matters. Below is a summary of a loan servicer’s responsibilities and the Adviser’s ongoing oversight.

Disposition and Loan Maturity

The Adviser generally intends to hold the CRE Investments the Fund acquires until maturity. However, the length of the period during which the Fund holds each investment will vary depending on investment performance, the type of asset, interest rates, geographic location and other factors. The Adviser continually performs a hold-sell analysis on non-performing assets in the Fund’s portfolio in order to determine the optimal time to hold the asset to generate a strong return and mitigate risk. The determination of whether an investment will be sold or otherwise disposed of will be made after the Adviser considers all relevant factors, including but not limited to prevailing economic conditions, specific real estate market conditions and tax implications for shareholders.

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Risk Management

Across all phases of the investment process, the Adviser focuses on analyzing the various types of risks facing the Fund’s portfolio and the overall market, while maintaining a disciplined approach to managing such risks.

Servicing

The Adviser generally will use independent third-party servicers (each, a “Servicer” and collectively, the “Servicers”) for the Fund’s loans.

The Adviser will encourage the Servicers it retains to implement an active servicing and management process for the loans. The Adviser will also make the Servicers accessible to its borrowers to respond to inquiries and offer loan modifications, among other activities.

The Adviser will regularly monitor the performance of the Fund’s loans as well as the related servicing. If a borrower misses a payment in a given month, the Adviser will notify the borrower and escalate collection efforts through a Servicer, unless the Adviser determines that a different strategy would be more effective in rehabilitating the Loan.

Certain of the Servicers retained by the Fund may be loan special servicers. Loan special servicing is distinct from routine loan servicing. When a loan becomes delinquent, the Servicer turns the loan over to a loan special servicer (a “Special Servicer”), an independent third party. The task of a Special Servicer is to rehabilitate non-performing loans and resell them. If rehabilitation of a non-performing loan proves to be impossible or impractical, the Special Servicer will initiate foreclosure proceedings, move to protect the loan collateral, and repossess and resell the property and resell. Loan special servicing is a highly specialized business demanding specialized personnel skill sets, staffing, technology and processes. Special servicers receive incentive compensation based on their success in servicing the loans that they service.

Loan originators, mortgage servicers and special servicers require licenses in most states. The regulatory scrutiny — both state and federal — of servicing operations has escalated materially in recent years, and the Fund, the Servicers, or Special Servicers may be subject to private as well as regulatory actions and also may be subject to adverse publicity.

General Risks

The following are certain risk factors that relate to the operations and terms of the Fund. These considerations, which do not purport to be a complete description of any of the particular risks referred to or a complete list of all risks involved in an investment in the Fund, should be carefully evaluated before determining whether to invest in the Fund.

The Shares are speculative and illiquid securities involving substantial risk of loss. An investment in the Fund is appropriate only for those investors who do not require a liquid investment, for whom an investment in the Fund does not constitute a complete investment program, and who fully understand and are capable of assuming the risks of an investment in the Fund.

Limited Operating History Risk. The Fund has a limited operating history as a [diversified], closed-end interval fund. There is no assurance that the Fund will grow or maintain economically viable size, which may result in increased Fund expenses or a determination to liquidate the Fund.

Unlisted Closed-End Structure; Liquidity Limited to Quarterly Repurchases of Shares. The Fund has been organized as a [diversified], closed-end management investment company and designed primarily for long-term investors. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. Although the Fund will offer a limited degree of liquidity by conducting quarterly repurchase offers, a shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end registered investment companies, and are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares, and should be viewed as a long-term investment.

Prospectus Dated [ ], 2023	15

There will be a substantial period of time between the date as of which shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases.

Repurchases of Shares, if any, may be suspended, postponed or terminated by the Board under certain circumstances. See “Quarterly Repurchase Offers.” An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Fund. Also, because Shares are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its shareholders unless called for under the provisions of the 1940 Act.

Unspecified investments; dependence on the Adviser. The Adviser has complete discretion to select the Fund’s investments as opportunities arise. The Fund and, accordingly, shareholders, must rely upon the ability of the Adviser to identify and implement Fund investments consistent with the Fund’s investment objective. Shareholders will not receive or otherwise be privy to due diligence or risk information prepared by or for the Adviser in respect of the Fund’s investments. The Adviser has the authority and responsibility for the selection of the Fund’s investments and all other investment decisions for the Fund. The success of the Fund depends upon the ability of the Adviser to implement investment strategies that achieve the investment objective of the Fund. Shareholders will have no right or power to participate in the management or control of the Fund or the Fund’s investments, or the terms of any such investments. There can be no assurance that the Adviser will be able to implement successful strategies or achieve their respective investment objectives.

Concentration Risk. The Fund may, from time to time, invest a substantial portion of its assets in a particular asset type, industry, geographic location or securities instrument. In particular, the Fund expects to concentrate its investments in the U.S. commercial real estate industry. As a result, the Fund’s portfolio may be significantly impacted by the real estate market and may be subject to greater risk and volatility than if investments had been made in a broader diversification of investments in terms of asset type, geographic location or securities instrument. To the extent that the Fund’s portfolio is concentrated in a property type, geographic location or securities instrument, the risk of any investment decision is increased. See also “Geographic Concentration Risk” below.

Temporary Investments. The allocation among the Fund’s investments may vary from time to time, especially during the Fund’s initial period of investment operations. During the initial period of investment operations (which will be determined by the Adviser), the Fund may hold a substantial portion of the proceeds of the offering of Shares in short-term investments (including money market funds, short-term treasuries and other liquid investment vehicles) for a limited period of time while the Fund seeks desirable CRE Investments.

Delays in investing the net proceeds of the offering of Shares may impair the Fund’s performance. The Fund cannot assure you it will be able to identify any investments that meet its investment objective or that any investment that the Fund makes will produce a positive return. The Fund may be unable to invest the net proceeds of the Fund’s offering on acceptable terms within the time period that the Fund anticipates or at all, which could harm the Fund’s financial condition and operating results.

Short-term investments may produce returns that are significantly lower than the returns that the Fund expects to achieve when the Fund’s portfolio is fully invested in accordance with the Adviser’s investment strategies and policies. As a result, any distributions that the Fund pays while the Fund’s portfolio is not fully invested in accordance with the Adviser’s investment strategies and policies may be lower than the distributions that the Fund may be able to pay when the Fund portfolio is fully invested in accordance with the Adviser’s investment strategies and policies.

Commercial Real Estate-Related Securities Risk. The Fund will invest in commercial real estate-related debt, consisting of commercial mortgage loans. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties.

Prospectus Dated [ ], 2023	16

The following risks may affect real estate markets generally or specific assets and include, without limitation, general economic and social climate; regional and local real estate conditions; the supply of and demand for properties; the financial resources of tenants; competition for tenants from other available properties; the ability of the borrowers to manage the real properties; changes in building, environmental, zoning, tax or other applicable laws; changes in real property tax rates, changes in interest rates; negative developments in the economy that depress travel activity; uninsured casualties; condemnations; energy supply shortages; changes in the availability of debt financing and/or mortgage funds which may render the sale or refinancing of properties difficult or impracticable; increased mortgage defaults; acts of God; and other factors which are beyond the control of the Fund and the Adviser. Furthermore, changes in interest rates or the availability of debt may render the investment in real estate assets difficult or unattractive. The possibility of partial or total loss of capital will exist and investors should not subscribe unless they can readily bear the consequences of such loss. Many of these factors could cause fluctuations in occupancy rates, rent schedules or operating expenses, resulting in a negative effect on the value of real estate assets. Valuation of real estate assets may fluctuate. The capital value of the Fund’s investments may be significantly diminished in the event of a downward turn in real estate market prices.

Moreover, certain expenditures associated with real estate, such as taxes, debt service, maintenance costs and insurance, tend to increase over time and, in most cases, are not decreased by events adversely affecting rental revenues such as an unforeseen downturn in the real estate market, a lack of investor confidence in the market or a softening of demand. Thus, the cost of operating a property may exceed the rental income thereof. Insurance to cover losses and general liability in respect of properties may not be available or may be available only at prohibitive costs to cover losses from ongoing operations and other risks such as terrorism, earthquake, flood or environmental contamination. Even with comprehensive insurance to permit replacement in the event of total loss, certain types of losses are uninsurable or are not economically insurable, and the Fund will have no control over whether such insurance is maintained by the issuers in which it invests.

The Fund will invest in commercial real estate loans, mortgage loans, CMBS, and other similar types of investments. Certain factors may affect materially and adversely the market price and yield of such debt securities, including investor demand, changes in the financial condition of the borrower, government fiscal policy and domestic or worldwide economic conditions. Commercial real estate loans are secured by multifamily or commercial property and are subject to risks of delinquency and foreclosure. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expenses or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, and changes in governmental rules, regulations and fiscal policies, including environmental legislation, natural disasters, terrorism, social unrest and civil disturbances.

Short-Term Loans. The Fund will invest in short-term loans secured by first lien mortgages on commercial real estate, which have a greater risk of loss than stabilized commercial mortgage loans. Short-term loans provide interim financing to borrowers seeking short-term capital for the acquisition or transition (for example, lease up and/or repositioning) of commercial real estate and generally have a maturity of three years or less. A borrower under a short-term loan has usually identified an asset that has been under-managed and/or is located in a recovering market. If the market in which the asset is located fails to recover according to the borrower’s projections, or if the borrower fails to improve the operating performance of the asset or the value of the asset, the borrower may not receive a sufficient return on the asset to satisfy the short term loan, and the Fund will bear the risk that it may not recover some or all of its investment. In addition, borrowers usually use the proceeds from the sale of the asset or of a conventional mortgage loan to repay a short-term loan. The Fund may therefore be dependent on a borrower’s ability to sell the improved asset or to obtain permanent financing to repay a transitional loan, which could depend on market conditions and other factors. In the event of any failure to repay under a transitional loan held, the Fund will bear the risk of loss of principal and non-payment of interest and fees to the extent of any deficiency between the value of the mortgage collateral and the principal amount and unpaid interest of the transitional loan.

The ability of the Fund to generate income through its loan investments is dependent upon payments being made by the borrower underlying such loan investments. If a borrower is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan.

Prospectus Dated [ ], 2023	17

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities on commercial real estate. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. The yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates. The Fund may also hold mortgage-related securities without insurance or guarantees if the Adviser determines that the securities meet the Fund’s quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

The value of mortgage-backed securities may also change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the mortgage securities market as a whole. Mortgage-backed securities are also subject to several risks created through the securitization process. Subordinate mortgage-backed securities are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes delinquent loans, there is a risk that the interest payment on subordinate mortgage-backed securities will not be fully paid. Subordinate mortgage-backed securities are also subject to greater credit risk than those mortgage-backed securities that are more highly rated. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Through its investments in mortgage-backed securities, including those that are issued by private issuers, the Fund may have exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities and other entities that acquire and package mortgage loans for resale as mortgage-backed securities. Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

Prospectus Dated [ ], 2023	18

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

In the event of any default under a mortgage loan held by the Fund, the Fund will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan, which could have a material adverse effect on the Fund’s cash flow from operations. In the event of a default by a borrower on a non-recourse loan, the only recourse for the holder of that investment will be to the underlying asset (including any escrowed funds and reserves) collateralizing the loan. If a borrower defaults on a commercial real estate loan and the underlying asset collateralizing the commercial real estate loan is insufficient to satisfy the outstanding balance of the commercial real estate loan, this may cause a loss of principal or interest for the Fund. In addition, even if with recourse to a borrower’s assets, there may not be full recourse to such assets in the event of a borrower bankruptcy.

Foreclosure of a mortgage loan can be an expensive and lengthy process that could have a substantial negative effect on anticipated returns on the foreclosed mortgage loan. In the event of the bankruptcy of a mortgage loan borrower, the mortgage loan to such borrower will be deemed to be secured only to the extent of the value of the underlying collateral at the time of bankruptcy (as determined by the bankruptcy court), and the lien securing the mortgage loan will be subject to the avoidance powers of the bankruptcy trustee or debtor-in-possession to the extent the lien is unenforceable under state law.

If the Fund makes or invests in mortgage loans and there are defaults under those mortgage loans, the Fund may not be able to repossess and sell the underlying properties in a timely manner. The resulting time delay could reduce the value of the investment in the defaulted mortgage loans. An action to foreclose on a property securing a mortgage loan is regulated by state statutes and regulations and is subject to many of the delays and expenses of other lawsuits if the defendant raises defenses or counterclaims. In the event of default by a mortgagor, these restrictions, among other things, may impede the Fund’s ability to foreclose on or sell the mortgaged property or to obtain proceeds sufficient to repay all amounts due to the Fund on the mortgage loan.

Investments in commercial real estate loans are subject to changes in credit spreads. When credit spreads widen, the economic value of such investments decrease. Even though a loan may be performing in accordance with its loan agreement and the underlying collateral has not changed, the economic value of the loan may be negatively impacted by the incremental interest foregone from the widened credit spread.

Investment in long-term fixed rate debt securities will decline in value if long-term interest rates increase. Additionally, investments in floating-rate debt will be impacted by decreases in interest rates that may have a negative effect on value and interest income. Declines in market value may ultimately reduce earnings or result in losses to the Fund, which may negatively affect cash available for distribution to shareholders.

Loan Origination Risk. The Fund may invest in and/or originate loans, which are subject to risks of delinquency, foreclosure, and risk of loss. In the event of a borrower’s default, the Fund’s profitability may suffer a material adverse effect to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the loan.

Loans originated by the Fund may be in the form of whole loans, assignments, secured notes, senior lien loans, bridge loans or similar investments. The Fund may originate loans to borrowers that have limited or no credit history and/or no credit rating. To the extent a borrower has a credit rating, such rating may be below investment grade as determined by one or more NRSROs or the Adviser. The loans the Fund invests in or originates may vary in maturity and/or duration. The Fund is not limited in the amount, size or type of loans it may invest in and/or originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law.

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The results of the Fund’s origination activities depend on several factors, including the availability of opportunities for the origination or acquisition of target investments, the level and volatility of interest rates, the availability of adequate short and long-term financing, conditions in the financial markets and economic conditions. Further, the Fund’s inability to raise capital may materially and adversely affect the Fund’s investment originations, business, liquidity, financial condition, results of operations and its ability to make distributions to Fund shareholders. The Fund may subsequently offer such investments for sale to third parties; provided, that there is no assurance that the Fund will complete the sale of such an investment. If the Fund is unable to sell, assign or successfully close transactions for the loans that it originates, the Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in the Fund’s investments being over-concentrated in certain borrowers. The Fund will be responsible for the fees and expenses associated with originating a loan (whether or not consummated). This may include significant legal and due diligence expenses, which will be borne by the Fund and indirectly borne by the shareholders.

The ability of the Fund to generate income through loans it originates is dependent upon payments being made by the borrower underlying such loans. If a borrower is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan.

Loan origination subjects the Fund, either directly or indirectly, to risks associated with ownership of real estate, including changes in the general economic climate or local conditions (such as an oversupply of space or a reduction in demand for space), loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, including competition based on rental rates, variations in market value, changes in the financial condition of tenants, changes in operating costs, attractiveness and location of the properties, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities. Real estate-related investments may entail leverage and may be volatile.

Loan origination also subjects the Fund to risks associated with debt instruments more generally, including credit risk, prepayment risk, valuation risk and interest rate risk. Competition for originations of and investments in the Fund’s target investments may lead to the price of such assets increasing or the decrease of interest income from loans originated by the Fund, which may further limit its ability to generate desired returns. In addition, as a result of this competition, desirable investments in the Fund’s target investments may be limited in the future, and the Fund may not be able to take advantage of attractive investment opportunities from time to time, as the Fund can provide no assurance that the Adviser will be able to identify and make investments that are consistent with its investment objectives. In addition, the Fund may originate certain of its investments with the expectation of later syndicating a portion of such investment to third parties. Prior to such syndication, or if such syndication is not successful, the Fund’s exposure to the originated investment may exceed the exposure that the Adviser intended to have over the long-term or would have had had it purchased such investment in the secondary market rather than originating it.

Loan-Related Investments Risk. In addition to risks generally associated with debt securities and related investments (e.g., credit risk, interest rate risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults.

The Fund invests in senior loans. Senior loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Generally, loans have the benefit of covenants that impose restrictions and obligations on the borrower, including, in some cases, restrictions on ability of the borrower to further encumber its assets.

“Covenant-lite” agreements feature incurrence covenants, as opposed to more restrictive maintenance covenants. Under a maintenance covenant, the borrower would need to meet regular, specific financial tests, while under an incurrence covenant, the borrower only would be required to comply with the financial tests at the time it takes certain actions (e.g., issuing additional debt, paying a dividend, making an acquisition). A covenant-lite obligation contains fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments.

Prospectus Dated [ ], 2023	20

Loan Assignment and Participation Risk. The Fund may purchase loan assignments and participations. As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could have a partial ownership interest in any collateral and could bear the costs and liabilities of owning and disposing of the collateral. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Credit Risk. The credit quality of borrowers for loans held by the Fund can change rapidly in certain market environments, particularly during times of market volatility, and the default of a single holding could cause significant net asset value (“NAV”) deterioration. Borrowers on a loan may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms and/or may go bankrupt. These risks are more pronounced in connection with the Fund’s investments in non-investment grade fixed income securities. The Fund’s returns may be adversely impacted if a borrower becomes unable to make such payments when due. Although the Fund will make investments that the Adviser believes are secured by specific collateral the value of which may initially exceed the principal amount of such investments, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Certain loans originated by the Fund may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the loan. In such cases, the borrower’s ability to repay the principal of an investment may be dependent upon a liquidity event, refinancing, or the long-term success of the borrower, the occurrence of which is uncertain.

Interest Rate Risk. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities or other types of bonds to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, reduced market demand for low yielding investments, etc.). The U.S. Federal Reserve has recently begun raising interest rates in light of recent inflationary pressures and interest rates may increase rapidly. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields. Interest rate increases may result in a decline in the value of the fixed income or other investments held by the Fund that move inversely to interest rates. A decline in the value of such investments would result in a decline in the Fund’s NAV. Additionally, further changes in interest rates could result in additional volatility and could cause Fund shareholders to tender their Shares for repurchase at its regularly scheduled repurchase intervals. The Fund may need to liquidate portfolio investments at disadvantageous prices in order to meet such repurchases. Further increases in interest rates could also cause dealers in fixed income securities to reduce their market making activity, thereby reducing liquidity in these markets. To the extent the Fund holds fixed income securities or other securities that behave similarly to fixed income securities, the longer the maturity dates are for such securities may result in a higher likelihood of a decrease in value during periods of rising interest rates.

Extension Risk. CMBS and other CRE Investments may be subject to extension, resulting in the term of the securities being longer than expected. Extensions are affected by a number of factors, including the general availability of financing in the market, the value of the related mortgaged property, the borrower’s equity in the mortgaged property, the financial circumstances of the borrower, fluctuations in the business operated by the borrower on the mortgaged property, competition, general economic conditions and other factors.

Risks Associated with Servicers of Commercial Real Estate. The exercise of remedies and successful realization of liquidation proceeds relating to commercial real estate loans underlying CMBS and other investments may be highly dependent on the performance of the servicer or special servicer. The servicer may not be appropriately staffed or compensated to immediately address issues or concerns with the underlying loans. Such servicers may exit the business and need to be replaced, which could have a negative impact on the portfolio due to lack of focus during a transition. Special servicers frequently are affiliated with investors who have purchased the most subordinate bond classes, and certain servicing actions, such as a loan extension instead of forcing a borrower pay off, may benefit the subordinate bond classes more so than the senior bonds. While servicers are obligated to service the portfolio subject to a servicing standard and maximize the present value of the loans for all bond classes, servicers with an affiliate investment in the CMBS or other investments may have a conflict of interest. There may be a limited number of special servicers available, particularly those which do not have conflicts of interest. In addition, to the extent any such servicers fail to effectively perform their obligations pursuant to the applicable servicing agreements, such failure may adversely affect the Fund’s investments.

Prospectus Dated [ ], 2023	21

Structured Finance Securities Risk. The Fund’s investments may consist of collateralized loan obligations (“CLOs”) or similar instruments. Such structured finance securities are generally backed by an asset or a pool of assets, which serve as collateral. Depending on the type of security, the collateral may take the form of a portfolio of mortgage loans or bonds or other assets. The Fund and other investors in structured finance securities ultimately bear the credit risk of the underlying collateral. In some instances, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. In light of the above considerations, structured finance securities present risks similar to those of the other types of debt obligations in which the Fund may invest and such risks may be of greater significance in the case of structured finance securities. Moreover, investing in structured finance securities may entail a variety of unique risks. Structured finance securities may be subject to prepayment risk. In addition, the value of a structured finance security will be affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. In addition, the complex structure of the security may produce unexpected investment results, especially during times of market stress or volatility. Investments in structured finance securities may also be subject to liquidity and valuation risks.

Illiquid Investment Risk. Many of the Fund’s investments will be illiquid, including the Fund’s CRE Investments. A variety of factors could make it difficult for the Fund to dispose of any of its illiquid assets on acceptable terms even if a disposition is in the best interests of the Fund’s shareholders. The Fund cannot predict whether it will be able to sell any asset for the price or on the terms set by it or whether any price or other terms offered by a prospective purchaser would be acceptable to the Fund. The Fund also cannot predict the length of time needed to find a willing purchaser and to close the sale of an asset. The Fund may be required to expend cash to correct defects or to make improvements before an asset can be sold, and there can be no assurance that it will have cash available to correct those defects or to make those improvements. As a result, the Fund’s ability to sell investments in response to changes in economic and other conditions could be limited. Limitations on the Fund’s ability to respond to adverse changes in the performance of its investments may have a material adverse effect on the Fund’s business, financial condition and results of operations and the Fund’s ability to make distributions.

Leverage Risk. Although the Fund has the option to borrow, directly or indirectly, including through one or more Subsidiaries, there are significant risks that may be assumed in connection with such borrowings. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Investors in the Fund should consider the various risks of leverage, including, without limitation, the risks described below. There is no assurance that a leveraging strategy would be successful.

Leverage involves risks and special considerations for shareholders including:

•	the likelihood of greater volatility of NAV of the Shares, and of the investment return to shareholders, than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund must pay will reduce the return to the shareholders;

•	the effect of leverage in a declining market or a rising interest rate environment, which would likely cause a greater decline in the NAV of the Shares than if the Fund were not leveraged;

•	the potential for an increase in operating costs, which may reduce the Fund’s total return; and

•	the possibility either that dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Shares will fluctuate because such costs vary over time.

Prospectus Dated [ ], 2023	22

In the event that the Fund would be required to sell assets at a loss, including in order to redeem or pay off any borrowing, such a sale would reduce the Fund’s NAV and may make it difficult for the NAV to recover. The Fund nevertheless may continue to use leverage if the Adviser expects that the benefits to the shareholders of maintaining the leveraged position likely would outweigh a resulting reduction in the current return.

Certain types of borrowings by the Fund would result in the Fund being subject to covenants in credit agreements relating to asset coverage and Fund composition requirements that are more stringent than those currently imposed on the Fund by the 1940 Act. In addition, borrowings by the Fund may be made on a secured basis. The Fund’s Custodian will then either segregate the assets securing the Fund’s borrowings for the benefit of the Fund’s lenders or arrangements will be made with a suitable sub-custodian. If the assets used to secure a borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. In the event of a default, the lenders will have the right, through the Fund’s Custodian, to liquidate the Fund’s assets without consideration of whether doing so would be in the best interests of the Fund’s shareholders. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund’s shareholders, and the terms of the Fund’s borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of instruments that the Fund would otherwise purchase.

The use of leverage involves financial risk and would increase the exposure of the Fund’s investment returns to adverse economic factors such as rising interest rates, downturns in the economy or deterioration in the condition of the investments. There would be a risk that operating cash flow available to the Fund would be insufficient to meet required payments and a risk that it would not be possible to refinance existing indebtedness or that the terms of such refinancing would not be as favorable as the terms of existing indebtedness. Borrowings by the Fund may be secured by any or all of the assets of the Fund, with the consequences that the Fund may lose more than its equity stake in any one investment, and may lose all of its capital.

Prepayment Risk. Many types of debt securities, including loans, loan-related investments and mortgage-backed securities, may reflect an interest in periodic payments made by borrowers. Although debt securities and other obligations typically mature after a specified period of time, borrowers may pay them off sooner. When a prepayment happens, all or a portion of the obligation will be prepaid. A borrower is more likely to prepay an obligation which bears a relatively high rate of interest. This means that in times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid and the Fund will probably be unable to reinvest those proceeds in an investment with as great a yield, causing the Fund’s yield to decline. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If a Fund buys those investments at a premium, accelerated prepayments on those investments could cause a Fund to lose a portion of its principal investment and result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation, especially with respect to certain loans, mortgage-backed securities and asset-backed securities. The effect of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Income from a Fund’s portfolio may decline when a Fund invests the proceeds from investment income, sales of portfolio securities or matured, traded or called debt obligations. A decline in income received by a Fund from its investments is likely to have a negative effect on the dividend levels, NAV and/or overall return of a Fund.

Liquidity Risk. Liquidity risk is the risk that securities may be difficult or impossible to sell at the time the Adviser would like or at the price it believes the security is currently worth. Liquidity risk may be increased for certain Fund investments, including those investments in funds with gating provisions or other limitations on investor withdrawals and restricted or illiquid securities. Some funds in which the Fund invests may impose restrictions on when an investor may withdraw its investment or limit the amounts an investor may withdraw. To the extent that the Adviser seeks to reduce or sell out of its investment at a time or in an amount that is prohibited, the Fund may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that it may not have otherwise sold.

The Fund may also invest in securities that, at the time of investment, are illiquid, as determined by using the SEC’s standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven calendar days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Investment of the Fund’s assets in illiquid and restricted securities may also restrict the Fund’s ability to take advantage of market opportunities.

Prospectus Dated [ ], 2023	23

Valuation Risk. Valuation risk is the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of the Fund’s investments involves subjective judgment and some valuations may involve assumptions, projections, opinions, discount rates, estimated data points and other uncertain or subjective amounts, all of which may prove inaccurate. In addition, the valuation of certain investments held by the Fund may involve the significant use of unobservable and non-market inputs. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. Technological issues or other service disruption issues involving third party service providers may also cause the Fund to value its investments incorrectly.

If at any time the stated NAV of the Fund is lower than its true value, those investors who have their Shares repurchased at such time will be underpaid and investors who retain their Shares would be adversely affected if more Shares were to be issued at the low price than are repurchased at that price. Conversely, if the Fund’s stated NAV is higher than its true value, those investors who purchase Shares at such time will overpay, and if repurchases of Shares based on a high stated NAV were to exceed purchases of Shares at that value, investors who do not have their Shares repurchased will be adversely affected. The Fund’s fair value policies and procedures, valuation practices and operations generally may be amended and potentially adversely affected as the Fund seeks to comply with recently adopted regulations that apply to the valuation practices of registered investment companies, including the Fund.

Environmental Risk. The Fund could face substantial risk of loss from claims based on environmental problems associated with the real estate underlying the Fund’s investments, including claims in connection with adverse effects from global climate change. For example, persistent wildfires, a rise in sea levels, an increase in powerful windstorms and/or a storm-driven increase in flooding could cause properties to lose value or become unmarketable altogether. Furthermore, changes in environmental laws or in the environmental condition of an asset may create liabilities that did not exist at the time of the acquisition of such investment by the Fund and that could not have been foreseen. Such laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of such environmental condition. In addition, divestment trends tied to concerns about climate change could also adversely affect the value of certain assets.

In addition to the risk of environmental liability attaching to an investment, it is possible that investments acquired by the Fund could be affected by undisclosed matters. In respect of acquired land, the Fund’s lending to a borrower that owns such land could be affected by undisclosed matters such as legal easements, leases and all charges on property that have been registered and all charges that the acquiring entity is or should have been aware of at the time of the acquisition. Liability could also arise from the breaches of planning legislation and building regulations. Undisclosed breaches of other statutory regimes such as health and safety, fire and public health legislation, could also give rise to liability. The property owner could also be liable for undisclosed duties payable to municipalities and counties as well as public claims deriving from supply to the property of water, electricity and other utilities and services. It is therefore possible that the Fund could acquire an investment affected by such matters, which may have a material adverse effect on the value of such investments.

Risks Associated with Debt Financing. The Fund’s use of leverage may create a mismatch with the duration and index of the investments that it finances. The Fund generally seeks to structure its leverage such that it minimizes the differences between the term of its investments and the leverage it uses to finance such an investment. However, under certain circumstances, the Fund may determine not to do so, or it may otherwise be unable to do so. In addition, the Fund finances each loan or other investment on an individual basis. Accordingly, the extended term of the financed loan or other investment may not correspond to the term to extended maturity of the financing for such loan or other investment. In the event that the Fund’s leverage is for a shorter term than the financed loan or other investment, the Fund may not be able to extend or find appropriate replacement leverage and that would have an adverse impact on liquidity and returns. In the event that the Fund’s leverage is for a longer term than the financed loan or other investment, the Fund may not be able to repay such leverage or replace the financed loan or other investment with an optimal substitute or at all, which would negatively impact our desired leveraged returns.

Prospectus Dated [ ], 2023	24

The Fund generally attempts to structure its leverage such that it minimizes the differences between the index of its investments and the index of its leverage (for example, financing floating rate investments with floating rate leverage and fixed rate investments with fixed rate leverage). If such a product is not available to the Fund from its lenders on reasonable terms, it may use hedging instruments to effectively create such a match. For example, in the case of future fixed rate investments, the Fund may finance such investments with floating rate leverage, but effectively convert all or a portion of the attendant leverage to fixed rate using hedging strategies.

The Fund’s attempt to mitigate such risk are subject to factors outside its control, such as the availability of favorable financing and hedging options, which is further subject to a variety of factors, of which duration and term matching are only two. The risks of a duration mismatch are magnified by the potential for the extension of loans in order to maximize the likelihood and magnitude of their recovery value in the event the loans experience credit or performance challenges. Employment of this asset management practice would effectively extend the duration of the Fund’s investments, while the Fund’s liabilities have set maturity dates.

Market Disruption and Geopolitical Risk. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness or other public health issues, including widespread epidemics or pandemics such as the COVID-19 outbreak, and systemic market dislocations can be highly disruptive to economies and markets. In addition, military action by Russia in Ukraine could adversely affect global energy and financial markets and therefore could affect the value of the Fund’s investments, including beyond the Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments.

The impact of the COVID-19 pandemic has adversely affected the economies of many nations and the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. The COVID-19 crisis has also exacerbated other pre-existing political, social and economic risks in certain countries or globally. Other public health crises that may arise in the future could have similar or other unforeseen effects. The duration of the COVID-19 outbreak or any future outbreak and its effects cannot be determined with certainty. The COVID-19 outbreak has led, and in the future the COVID-19 outbreak or other future public health crises could lead, to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, could impair the Fund’s ability to maintain operational standards, disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of both the Fund’s investments and a shareholder’s investment in the Fund, negatively impact the Fund’s performance, and overall prevent the Fund from implementing its investment strategies and achieving its investment objective.

Inflation Risk. The loans originated by the Fund are generally fixed-rate and with a typical stated duration of 12 to 36 months from the date of acquisition. Were significant inflation to occur, the value of the underlying property would rise with inflation but the debt service on the loan would not. Consequently, while presumably interest rates could be expected to rise materially with inflation, the Fund would be “stuck” holding (or selling at a discount) loans with a fixed interest rate materially below the prevailing interest rates on similar mortgages. This risk may be elevated compared to historical market conditions because of recent current events, monetary policy measures, regulatory changes, and the current interest rate environment.

Competition for Investment Opportunities. The Fund competes for investments with other investment funds (including registered investment companies, private equity funds, mezzanine funds and collateralized loan obligation funds), as well as traditional financial services companies such as commercial banks, finance companies, business development companies, small business investment companies and other sources of funding.

Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in private U.S. companies. As a result of these new entrants, competition for investment opportunities in private U.S. companies may strengthen. Many of the Fund’s competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Fund. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments than the Fund.

Prospectus Dated [ ], 2023	25

These characteristics could allow competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than the Fund is able to do. As a result, the Fund may lose investment opportunities if it does not match its competitors’ pricing, terms and structure. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to fully invest its subscriptions. Even if the Adviser identifies an attractive investment opportunity, the Fund may not be permitted to take advantage of the opportunity to the fullest extent desired.

If the Fund is forced to match its competitors’ pricing, terms and structure, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. Furthermore, many of the Fund’s competitors are not subject to the source-of-income, asset diversification and distribution requirements the Fund must satisfy to maintain its qualification as a RIC.

Geographic Concentration Risk. The Fund seeks to hold loans in a number of different states, however, at any given time, and particularly during the earlier stages of the Fund’s life, the Fund’s portfolio may be focused in only a few states or regions. The value of loans is often highly idiosyncratic by area — e.g., certain market movements would be expected to have a material adverse effect on housing in the Southwest but not in the Northeast. The more concentrated the Fund’s portfolio, the more susceptible it is to the idiosyncratic risks relating to the areas in which it is invested, such as adverse economic conditions, adverse events affecting industries located in such areas and localized natural hazards, than would be the case for loans from more diverse locations.

Securitization Risk. The Fund uses the term “securitize” to describe a strategy under which the Fund (sometimes referred to as an “originator” or “sponsor”) transfers income-producing assets to a single-purpose, bankruptcy-remote subsidiary (also referred to as a “special purpose entity” or “SPE”), which is established for the purpose of holding such assets and entering into a structured finance transaction. The SPE then issues notes secured by such assets. The SPE may issue the notes in the capital markets either publicly or privately to a variety of investors. There may be a single class of notes or multiple classes of notes, the most senior of which carries less credit risk and the most junior of which may carry substantially the same credit risk as the equity of the SPE. The Fund would expect to retain all or a portion of the equity in the SPE. The Fund may invest in securitization risk retention tranches in its capacity as a sponsor of the relevant securitizations, and/or in the capacity of a third-party purchaser with respect to securitizations sponsored by others.

In some cases, relatively short-term credit facilities may be used to finance the acquisition by SPEs of loans and other assets until a sufficient quantity of assets is accumulated, at which time the credit facility is refinanced through a portfolio level financing, such as a securitization. As a result, the Fund is subject to the risk that it will not be able to acquire, during the period that the short-term facilities are available, a sufficient amount of eligible assets for the purposes of a securitization. The Fund also bears the risk that it will not be able to obtain such short-term credit facilities or may not be able to renew any short-term credit facilities after they expire should it find it necessary to obtain extensions for such short-term credit facilities to allow more time to obtain a long-term financing or to seek and acquire the necessary eligible instruments for a long-term financing. Inability to renew or extend these short-term credit facilities may require the Fund to seek more costly financing for these assets or to lose the ability to utilize them in connection with a securitization. These facilities may be recourse to the Fund, and even if they are non-recourse, the Fund may bear the “first loss” associated with any decreases in value of the assets. The Fund may provide guarantees in support of credit facilities used to acquire assets, and there can be no assurance that such guarantees will not have adverse consequences for the Fund.

A successful securitization may also impose financial and operating covenants that restrict the Fund’s business activities and may include limitations that could hinder the Fund’s ability to finance additional loans and investments or to make the distributions required to maintain its status as a RIC under the Code. The 1940 Act may also impose restrictions on the structure of any securitizations.

Hedging. The Fund may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using derivative financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the 1940 Act. Use of structured financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase losses. Further, hedging transactions may reduce cash available to pay distributions to shareholders.

Prospectus Dated [ ], 2023	26

While the United States has not experienced negative interest rates, some central banks in Europe and Asia have cut interest rates below zero, and the Open Market Committee of the Federal Reserve has not ruled out the possibility that it may in the future adopt similar policies in the United States. Because of the novelty that negative interest rates would present, it is possible that such rates would adversely affect the functionality of the Fund’s interest rate risk management and other models. This could lead to disruptions in the Fund’s hedging and other risk management programs, result in significant fair value losses on the derivatives we use to manage interest rate risk, reduce our net interest income, increase our operational risk, and have other unforeseen consequences.

Access to Investments. The Fund is registered as an investment company under the 1940 Act and is subject to certain restrictions under the 1940 Act, and certain tax requirements, among other restrictions, that limit the Fund’s ability to make investments, as compared to a fund that is not so registered. Such restrictions may prevent the Fund from participating in (or increasing its share of) certain favorable investment opportunities, or may lead to a lack of exposure to a certain type of investment for certain periods of time. The Fund’s intention to qualify and be eligible for treatment as a RIC under the Code can limit its ability to acquire or continue to hold positions in investments that would otherwise be consistent with its investment strategy. The Fund incurs additional expenses (compared to a fund that is not registered under the 1940 Act) in determining whether an investment is permissible under the 1940 Act and in structuring investments to comply with the 1940 Act, which reduces returns to shareholders of the Fund.

General Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur during the term of the Fund which may materially adversely affect the Fund. For example, the regulatory and tax environment for leveraged investors and for private equity funds generally is evolving, and changes in the direct or indirect regulation or taxation of leveraged investors or private equity funds may materially adversely affect the ability of the Fund to pursue its investment strategies or achieve its investment objective. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) vests U.S. federal bank, securities and commodities regulators with significant and extensive rulemaking, supervisory and enforcement authority. The implementation of the Dodd-Frank Act requires the adoption of various regulations and the preparation of reports by various agencies over a period of time. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the profitability of the Fund. The implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs.

Investment in Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, which can include open-end funds, closed-end funds, unit investment trusts and business development companies. The Fund may invest in exchange-traded funds, which are typically open-end funds or unit investment trusts listed on a stock exchange. One reason the Fund might do so is to gain exposure to CRE Investments represented by another fund at times when the Fund might not be able to buy the particular type of securities directly. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company’s expenses, including its advisory and administration expenses. The Fund does not intend to invest in other investment companies unless the Adviser believes that the potential benefits of the investment justify the payment of any premiums or sales charges. Absent Securities and Exchange Commission (“SEC”) exemptive or similar relief, the Fund’s investments in the securities of other investment companies are subject to the limits that apply to those types of investments under the 1940 Act.

Incentive Fee Risk. The Investment Management Agreement (as defined herein) entitles the Adviser to receive incentive compensation on income regardless of any capital losses. In such case, the Fund may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of the Fund’s portfolio or if the Fund incurs a net loss for that quarter. Any Incentive Fee (as defined herein) payable by the Fund that relates to its net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. The Adviser is not under any obligation to reimburse the Fund for any part of the Incentive Fee they received that was based on accrued income that the Fund never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in the Fund’s paying an Incentive Fee on income it never received. The Incentive Fee payable by the Fund to the Adviser may create an incentive for the Adviser to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the Incentive Fee payable to the Adviser is determined may encourage them to use leverage to increase the return on the Fund’s investments. In addition, the fact that the Management Fee (as defined herein) is payable based upon the Fund’s average daily net assets, which would include any borrowings for investment purposes, may encourage the Adviser to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor shareholders. Such a practice could result in the Fund’s investing in more speculative securities than would otherwise be in its best interests, which could result in higher investment losses, particularly during cyclical economic downturns.

Prospectus Dated [ ], 2023	27

Reliance on Key Persons Risk. The Fund relies on the services of certain executive officers who have relevant knowledge of CRE Investments and familiarity with the Fund’s investment objective, strategies and investment features. The loss of the services of any of these key personnel could have a material adverse impact on the Fund.

Payment In-Kind for Repurchased Shares. The Fund does not expect to distribute securities as payment for repurchased Shares except in unusual circumstances. The Fund has the right to distribute securities as payment for repurchased Shares in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund or on shareholders not requesting that their Shares be repurchased. In the event that the Fund makes such a distribution of securities, shareholders will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

Failure to Qualify as a RIC or Satisfy Distribution Requirement. To qualify for and maintain RIC qualification under the Code, the Fund must meet the following annual distribution, source-of-income and asset diversification requirements. See “Certain Tax considerations.”

•	The annual distribution requirement for a RIC will be satisfied if the Fund distributes to shareholders on an annual basis at least 90% of the Fund’s net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because the Fund may borrow, it is subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict the Fund from making distributions necessary to satisfy the distribution requirement. If the Fund is unable to obtain cash from other sources, it could fail to qualify for RIC tax treatment and thus become subject to U.S. corporate-level income tax.

•	The source-of-income requirement will be satisfied if the Fund obtains at least 90% of its income for each year from dividends, interest, gains from the sale of stock or securities or similar passive sources.

•	The asset diversification requirement will be satisfied if the Fund meets certain asset diversification requirements at the end of each quarter of the Fund’s tax year. To satisfy this requirement,

o	at least 50% of the value of the Fund’s assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities if such other securities of any one borrower and/or issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of such borrower and/or issuer, and

o	no more than 25% of the value of the Fund’s assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one borrower and/or issuer, of two or more borrowers and/or issuers that are controlled, as determined under the Code and its applicable regulations, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in the Fund having to dispose of certain investments quickly in order to prevent the loss of its qualification as a RIC. Because most of the Fund’s investments will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

The Fund intends to hold assets such that it meets the requirements to qualify for treatment as a RIC; however, some of the income and gain that the Fund may recognize, such as income and gain from real estate assets received upon foreclosure of a loan held by the Fund, generally does not constitute qualifying income, and whether certain other income and gain that the Fund may recognize constitutes qualifying income is not certain. The Fund’s investments therefore may be limited by the Fund’s intention to qualify as a RIC and may bear on the Fund’s ability to so qualify. The Fund may hold investments that do not give rise to qualifying income through one or more wholly-owned subsidiaries taxed as corporations or real estate investment trusts in a manner that gives rise to qualifying income.

If the Fund fails to qualify for or maintain RIC tax treatment for any reason and is subject to U.S. corporate income tax, the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of the Fund’s distributions.

Prospectus Dated [ ], 2023	28

Difficulty Meeting RIC Distribution Requirement. For U.S. federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (“OID”) (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), the Fund must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether the Fund receives cash representing such income in the same taxable year. The Fund may also have to include in income other amounts that the Fund has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Furthermore, the Fund may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury Regulations promulgated thereunder as “passive foreign investment companies” and/or “controlled foreign corporations.” The rules relating to investment in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances this could require the Fund to recognize income where the Fund does not receive a corresponding payment in cash.

The Fund anticipates that a portion of its income may constitute OID or other income required to be included in taxable income prior to receipt of cash. Further, the Fund may elect to amortize market discounts and include such amounts in its taxable income in the current year, instead of upon disposition, as an election not to do so would limit the Fund’s ability to deduct interest expenses for tax purposes.

Because any OID or other amounts accrued will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to shareholders in order to satisfy the annual distribution requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain its qualification as a RIC under the Code. The Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for or maintain RIC tax treatment and thus become subject to U.S. corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Certain Tax Considerations.”

Cybersecurity Risk. The Fund and its service providers are susceptible to cyber-attacks and to technological malfunctions that have effects similar to those of a cyber-attack. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and disrupting operations.

Successful cyber-attacks against, or security breakdowns of, the Fund, the Adviser, or a custodian, transfer agent, or other service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect the Fund’s ability to calculate its net asset value, cause the release or misappropriation of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses and additional compliance costs. While the Adviser has established business continuity plans and systems designed to prevent, detect and respond to cyber-attacks, those plans and systems have inherent limitations. Similar types of cyber security risks also are present for issuers of securities in which the Fund invests, which could have material adverse consequences for those issuers and result in a decline in the market price of their securities. Furthermore, as a result of cyber-attacks, technological disruptions, malfunctions, or failures, an exchange or market may close or suspend trading in specific securities or the entire market, which could prevent the Fund from, among other things, buying or selling securities or accurately pricing their investments. The Fund cannot directly control cyber security plans and systems of its service providers, the Fund’s counterparties, issuers of securities in which the Fund invests, or securities markets and exchanges.

Prospectus Dated [ ], 2023	29

Restrictions on borrowing. The Fund may borrow for investment purposes. If the value of the Fund’s assets declines, the Fund may be unable to satisfy the asset coverage test, which would prohibit the Fund from paying distributions and could prevent the Fund from qualifying as a RIC. If the Fund cannot satisfy the asset coverage test, the Fund may be required to sell a portion of its investments and, depending on the nature of the Fund’s debt financing, repay a portion of the Fund’s indebtedness at a time when such sales may be disadvantageous. In addition, any amounts that the Fund uses to service its indebtedness would not be available for distribution by the Fund to shareholders.

Amount or frequency of distributions not guaranteed. The Fund expects to pay distributions out of assets legally available for distribution from time to time, at the sole discretion of the Board. Nevertheless, the Fund cannot assure shareholders that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. The Fund’s ability to pay distributions may be adversely affected by the impact of the risks described in this Prospectus. All distributions will depend on the Fund’s earnings, its net investment income, its financial condition, and such other factors as the Board may deem relevant from time to time.

In the event that the Fund encounters delays in locating suitable investment opportunities, the Fund may return all or a substantial portion of the proceeds from the offering of Shares in anticipation of future cash flow, which may constitute a return of your capital to the extent of your tax basis in your Shares, and thereafter as a capital gain. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the proceeds from the offering of Shares, including any fees payable to the Adviser.

Availability of Financing and Market Conditions. Market fluctuations in business loans may affect the availability and cost of loans needed for the Fund’s investments. Credit availability has been restricted in the past and may become so in the future. Restrictions upon the availability of financing or high interest rates on such loans will adversely affect the value of existing Fund investments and may limit the Fund’s availability to source and invest in new investments. Interest paid by any investment of the Fund on its debt obligations will reduce cash available for distributions. As of the date of this Prospectus, the United States is experiencing a rising market interest rate environment. If any Fund investment incurs variable rate debt, such increased in interest rates would increase its interest costs, which could reduce the Fund’s return on its investments.

Repurchase Offers Risk. As described under “Quarterly Repurchase Offers” below, the Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct quarterly repurchase offers of the Fund’s outstanding Shares at the applicable NAV per Share, subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25% of the Fund’s outstanding Shares at the applicable NAV per Share, pursuant to Rule 23c-3 under the 1940 Act. The Fund currently expects to conduct quarterly repurchase offers for 5% of its outstanding Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Board may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline. In the event that the Board determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV per Share of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV per Share for tendered Shares is determined. In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders.

Prospectus Dated [ ], 2023	30

Securities Markets Risk. Overall securities market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, or companies in which the Fund invests. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Limits of Risk Disclosure

The above discussions and the discussions in the SAI relating to various risks associated with the Fund, the Fund’s investments, and Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus, the SAI, and the Declaration of Trust and should consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

In view of the risks noted above, the Fund should be considered a speculative investment and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.

No guarantee or representation is made that the investment program of the Fund will be successful, that the various Fund investments selected will produce positive returns or that the Fund will achieve its investment objective.

Prospectus Dated [ ], 2023	31

Management of the Fund

The Board of Trustees

The Board has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the shareholders. A majority of Trustees of the Board are and will be persons who are not “interested persons,” as defined in Section 2(a) (19) of the 1940 Act (the “Independent Trustees”). To the extent permitted by the 1940 Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, service providers or the Adviser. See “Board of Trustees and Officers” in the Fund’s SAI for the identities of the Trustees and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding the election and membership of the Board.

The Adviser

Baseline Partners, LLC, located at 1819 E Southern Avenue, Suite B10, Mesa, Arizona, serves as the investment adviser of the Fund. The Adviser, founded in 2018, provides investment management services focused on seeking consistent income and capital preservation by investing in commercial real estate-related debt investments. The Adviser is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

The Fund’s investment objective is to seek consistent income, while the Fund’s secondary objective is capital preservation.

Portfolio Managers

The personnel who currently are jointly and primarily responsible for the day-to-day management of the Fund are:

Patrick Cardon, Chief Executive Officer and Chief Investment Officer. Mr. Cardon is the Founder, Managing Partner and Chief Investment Officer of the Adviser. Prior to founding the Adviser in 2018, Mr. Cardon invested and managed several investment portfolios of short-term commercial real estate, rental, and non-qualified mortgage loans and distressed residential loans and assets on behalf of institutional investors, foundations, endowments, family offices and high net worth individuals. In addition to his activities with the Adviser, Mr. Cardon leads the Cardon Family Office, a third- generation family business operating since 1934. At the family office, he directs and manages investments in commercial real estate including multi-family, office, industrial, and retail real estate asset classes, undeveloped land and residential master planned communities, private debt, private equity, venture capital, and other family investments and partnerships. Mr. Cardon holds a B.A. in history from Columbia University, where he was a merit scholar.

Mateo Arana, Principal and Director of Portfolio Management. Mr. Arana is a Principal and Director of Portfolio Management at the Adviser. He has participated in the launch and development of the Adviser since its inception in 2018. His responsibilities include sourcing and qualifying investment opportunities, executing the investment strategy and process, and portfolio management. He leads the adviser’s loan sourcing, underwriting and due diligence, and asset management. Prior to joining Baseline, Mr. Arana served on the portfolio management team at a private investment firm, where he was responsible for the financing, investing, and managing of over $175 million in short-term, rental and non-qualified mortgage loans. Mr. Arana holds a Masters in Finance from the University of Cambridge in the United Kingdom, as well as B.S. and M.S. Degrees in economics from Northeastern University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Investment Management Agreement

[Under the general oversight of the Board, the Adviser has been engaged to continuously furnish an investment program with respect to the Fund and to furnish such other services necessary to sponsor and manage the Fund that are not specifically delegated to other service providers of the Fund, including overseeing the work that is delegated to other service providers of the Fund. The Adviser compensates all Trustees and officers of the Fund who are members of the Adviser’s organization and who render investment services to the Fund.]

[Pursuant to the investment management agreement dated as of [     ], 2023 (the “Investment Management Agreement”), the Adviser agrees to manage the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment objective and policies and determine what investments will be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested. The Adviser bears its own operating and overhead expenses attributable to its duties under the Investment Management Agreement (such as salaries, bonuses, rent, office and administrative expenses, depreciation and amortization, and auditing expenses). The Fund bears all other costs of its operations, including, without limitation, the expenses set forth in “Fund Expenses” below.]

Prospectus Dated [ ], 2023	32

The Adviser may earn a profit on the Management Fee and Incentive Fee (as defined herein) paid by the Fund.

A discussion regarding the considerations of the Fund’s Board for approving the Investment Management Agreement will be included in the Fund’s first report to shareholders.

Management and Incentive Fees

Pursuant Investment Management Agreement, in consideration of the advisory services provided by the Adviser to the Fund, the Fund pays the Adviser a fee consisting of two components – a base management fee (the “Management Fee”) and an incentive fee (the “Incentive Fee”).

Management Fee

[The Management Fee is payable at the end of each calendar month at the annual rate of [     ]% of the average daily NAV of the Fund’s Managed Assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to indebtedness) minus the Fund’s liabilities other than liabilities relating to indebtedness.]

A portion of the Management Fee may be paid to brokers or dealers that assist in the distribution of Shares.

Incentive Fee

[The Incentive Fee is calculated and payable monthly in arrears based upon Pre-Incentive Fee Net Investment Income (as defined below) attributable to each class of the Fund’s Shares for the immediately preceding month, and is subject to a hurdle rate, expressed as a rate of return based on each class’s average monthly net asset value (calculated in accordance with generally accepted accounting principles (“GAAP”)), equal to [     ]% per month (or an annualized hurdle rate of [     ]%, subject to a “catch-up” feature. For this purpose, ““Pre-Incentive Fee Net Investment Income,” with respect to each share class, is defined as the share class’s share of net investment income (allocated based on the net asset value of the share class relative to the Fund as a whole), which will include investment income earned by the Fund (i.e., interest income, dividend income, etc.) reduced by [(1) Fund-related investment expenses (i.e., interest and dividend expense, expenses related to the execution of the investment strategy) and (2) after subtracting any reimbursement made by the Adviser to the Fund pursuant to any expense waiver or cap arrangement agreed to between the Adviser and the Fund, any other Fund expenses determined in accordance with US GAAP prior to the application of the Incentive Fee, except that such “other Portfolio expenses” shall not include, without limitation, any payments under a Rule 12b-1 plan.

Thus, with respect to each share class, the calculation of the Incentive Fee for each month is as follows:

•	No Incentive Fee is payable in any month in which the applicable pre-incentive fee net investment income attributable to the applicable share class does not exceed the monthly hurdle rate of [ ]% of such class’s average monthly net assets (calculated in accordance with GAAP), or [ ]% annualized;

•	[ ]% of the pre-incentive fee net investment income attributable to the applicable share class, if any, that exceeds the hurdle rate but is less than or equal to [ ]% of such class’s average monthly net asset value (calculated in accordance with GAAP) in any month ([ ]% annualized) is payable to the Adviser; and

•	[ ]% of the pre-incentive fee net investment income attributable to the applicable share class, if any, that exceeds [ ]% of such class’s average monthly net assets (calculated in accordance with GAAP) in any month ([ ]% annualized) is payable to the Adviser (i.e. once the hurdle rate is reached and the catch-up is achieved).

Prospectus Dated [ ], 2023	33

The following is a graphical representation of the calculation of the Incentive Fee:

Monthly Incentive Fee
Class’s pre-incentive fee net investment income
(expressed as a percentage of the Class’s average monthly net asset value)

Percentage of each Class’s pre-incentive fee net investment income allocated to the Incentive Fee.

These calculations will be appropriately prorated for any period of less than three months.]

Fund Performance

[The Fund’s performance is shown in the table below. Prior to the Fund’s commencement of operations effective as of the close of business on December [  ], 2023, Baseline CRE Income Fund, LLC reorganized with and into the Fund, and the performance information shown for periods before December 31, 2023, reflects the historical performance of Baseline CRE Income Fund, LLC, (the “Accounting Survivor”). As part of the Reorganization, shares of the Accounting Survivor were exchanged for [     ] Shares of the Fund. Upon completion of the Reorganization, the Fund assumed the performance, financial and other historical information of the Accounting Survivor. The Accounting Survivor and the Fund have substantially similar investment objectives and strategies. Differences between the investment objectives and strategies for the Accounting Survivor and the Fund have not resulted, and are not expected to result, in substantial differences in the actual management of the Accounting Survivor and the Fund. The portfolio management team of the Accounting Survivor is identical to the portfolio management team of the Fund. The Fund is subject to certain restrictions applicable to investment companies registered under the 1940 Act that were not applicable to the Accounting Survivor prior to the reorganization. The Accounting Survivor’s performance may have differed from that shown if the Accounting Survivor were subject to such investment company restrictions. Past performance is no indication of future returns. ]

CUMULATIVE RETURNS
April 1, 2019 – May 31, 2023

	1 Year	3 Year	Since Inception
Predecessor Fund Cumulative Return (through May 31, 2023):	6.88%	22.55%	31.82%

	Jan	Feb	Mar	Apr	May	June	July	Aug	Sept	Oct	Nov	Dec	Year
2019	N/A	N/A	N/A	0.58%	0.60%	0.63%	0.65%	0.67%	0.68%	0.70%	0.69%	0.70%	5.89%
2020	0.69%	0.67%	0.67%	0.68%	0.67%	0.67%	0.68%	0.68%	0.67%	0.61%	0.70%	0.68%	8.05%
2021	0.70%	0.66%	0.67%	0.60%	0.65%	0.61%	0.64%	0.65%	0.71%	0.72%	0.67%	0.69%	7.97%
2022	0.58%	0.58%	0.58%	0.63%	0.65%	0.67%	0.65%	0.58%	0.58%	0.54%	0.50%	0.53%	7.07%
2023	0.55%	0.56%	0.57%	0.57%	0.59%	[ ] %	[ ] %	[ ] %	[ ] %	[ ] %	[ ] %	[ ] %	[ ] %

Prospectus Dated [ ], 2023	34

Distributor

[The Fund continuously offers the Shares at their NAV per Share through [     ], the principal underwriter and distributor of the Shares (the “Distributor”). The Fund has entered into a Distribution Agreement with the Distributor, located at [     ]. Pursuant to the Distribution Agreement, the Distributor serves on a best efforts basis, subject to various conditions. The Distributor is not required to buy any Shares and does not intend to make a market in the Shares. There is no sales charge for purchases of Shares.

Under the Fund’s Distribution Agreement, the Distributor is also responsible for entering into agreements with broker-dealers or other financial intermediaries (“Selling Agents”) to assist in the distribution of the Shares, reviewing the Fund’s proposed advertising materials and sales literature and making certain filings with regulators. For these services, the Distributor receives an annual fee from the Adviser. The Adviser is also responsible for paying any out-of-pocket expenses incurred by the Distributor in providing services under the Distribution Agreement.

Under the Fund’s Distribution Agreement with the Distributor, the Fund agrees to indemnify the Distributor and its control persons against certain liabilities including those that may arise under the Securities Act and the 1940 Act as a result of: (1) the Distributor serving as distributor of the Fund pursuant to the agreement; (2) the Fund’s breach of any of its obligations, representations, warranties or covenants contained in the agreement; (3) the Fund’s failure to comply with any applicable securities laws or regulations; or (4) untrue statements of material fact or the omissions of material facts required to make statements not misleading in Fund offering materials, sales materials and shareholder reports.

The Distributor may engage one or more Selling Agents to assist in the distribution of Shares. Selling Agents may charge a separate fee for their service in conjunction with an investment in the Fund and/or maintenance of investor accounts. Such a fee is not a sales load imposed by the Fund or the Distributor and will be in addition to the fees charged or paid by the Fund. The payment of these fees and the effect of these fees on the performance of a shareholder’s investment in Shares will not be reflected in the performance returns of Shares.

Selling Agents may also impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions described in this Prospectus and are not imposed by the Fund, the Distributor or any other Fund service providers. These terms and conditions may affect or limit a prospective or current shareholder’s ability to purchase Shares, a current shareholder’s ability to tender Shares to the Fund for repurchase or to otherwise transact business with the Fund. Services provided by Selling Agents may vary. Shareholders investing in Shares through a Selling Agent should consult with the Selling Agent regarding the terms and conditions related to accounts held at the Selling Agent, services provided to such accounts and related service fees as well as operational limitations of the Selling Agent.

The Adviser pays for any distribution, shareholder servicing, marketing and promotional services rendered to the Shares including payments to Selling Agents for the sale of Shares and related shareholder services and payments to other entities marketing the Fund. These expenses are not reflected in the expense table included in this Prospectus. Payments to Selling Agents or other entities marketing the Fund create conflicts of interest by influencing the Selling Agent, marketing entity and your salesperson to recommend Shares over another investment. These payments may also benefit the Adviser, the Distributor and their respective affiliates if these payments result in an increase in the NAV of Shares, the value upon which any fees payable by the Fund to these entities are based.]

Shareholder Servicing Plan and Distribution and Service Plan

Shareholder Servicing Plan

[The Fund operates under a Shareholder Servicing Plan with respect to [     ] Shares. The Shareholder Servicing Plan allows the Fund to pay shareholder servicing fees in respect of shareholders holding [     ] Shares. Under the Shareholder Servicing Plan, the Fund is permitted to pay as compensation to qualified recipients up to [ ]% on an annualized basis of the aggregate net assets of the Fund attributable to [     ] Shares (the “Shareholder Servicing Fee”). Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges. [     ] Shares are not subject to the Shareholder Servicing Fee.

Prospectus Dated [ ], 2023	35

The Shareholder Servicing Fee to be paid in respect of each class of Shares under the Shareholder Servicing Plan is as follows:]

Class	Shareholder Servicing Fee
[Class C Shares]	[ ]%
[Class I Shares]	[ ]%
Class L Shares	[None]

Distribution and Service Plan

[Subject to the receipt of an exemptive order from the SEC, the Fund intends to operate under a Distribution and Service Plan with respect to [     ] Shares in compliance with Rule 12b-1 under the 1940 Act. The Distribution and Service Plan will not be implemented until the Fund receives an exemptive order from the SEC. There is no assurance that the Fund will be granted the exemptive order. The Distribution and Service Plan will allow the Fund to pay distribution and service (12b-1) fees for the sale and servicing of its [     ] Shares. Under the Distribution and Service Plan, the Fund will be permitted to pay as compensation to the Fund’s Distributor and/or other qualified recipients [     ]% on an annualized basis of the aggregate net assets of the Fund attributable to [     ] Shares (the “Distribution and Service Fee”). Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges. [     ] Shares will not be offered until the Fund has received an exemptive order from the SEC permitting the Fund to operate under the Distribution and Service Plan. There is no assurance that such exemptive order will be granted. [     ] Shares and [     ] Shares are not subject to the Distribution and Service Fee.

The Distribution and Service Fee to be paid to the Distributor for distribution of each class of Shares under the Distribution and Service Plan is as follows:]

Class	Distribution and Service Fee
[Class C Shares]	[None]
[Class I Shares]	[None]
[Class L Shares]	[ ]%

Administrative Services

Administrator

[Baseline Partners, LLC serves as the Fund’s administrator (the “Administrator”) under an administration agreement (the “Administration Agreement”) between the Administrator and the Fund, and performs certain administrative, accounting and other services for the Fund. In consideration of these administrative services, the Fund pays the Administrator an administration fee (the “Administration Fee”) in an amount up to [     ]% on an annualized basis of the Fund’s net assets. The Administration Fee is calculated based on the Fund’s month-end net asset value and payable monthly in arrears. The Administration Fee is an expense paid out of the Fund’s net assets. The Administrator’s principal business address is 1819 E Southern Avenue, Suite B10, Mesa, Arizona 85204. The Administrator may delegate or sub-contract certain of its services to other entities, including a sub-administrator, and has done so as described below.]

Sub-Administrator

[[     ] (the “Sub-Administrator”) serves as the Fund’s sub-administrator to provide certain sub-administration and sub-accounting services for the Fund. In consideration of the sub-administrative services and sub-accounting services provided by the Sub-Administrator to the Fund, the Administrator pays a sub-administration fee (the “Sub-Administration Fee”) to the Sub-Administrator from the proceeds of the Administration Fee in an amount up to [     ]% on an annualized basis of the Fund’s net assets, subject to a minimum annual fee. The Sub-Administration Fee is calculated based on the Fund’s month-end net asset value and payable monthly in arrears. The Sub-Administrator’s principal business address is [     ].]

Custodian

[[     ] (the “Custodian”) serves as the primary custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the 1940 Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is [     ].]

Prospectus Dated [ ], 2023	36

Fund Expenses

Fund Operating Expenses

[The Fund bears all expenses and costs incurred in the conduct of the Fund’s business, including, without limitation the following: (a) all of the legal and other out-of-pocket expenses incurred in connection with the organization of the Fund and the offering of its shares; (b) ordinary administrative and operating expenses, including the Management Fee, the Incentive Fee, and all expenses associated with the pricing of Fund assets; (c) risk management expenses; (d) distribution and/or shareholder servicing fees; (e) ordinary and recurring investment expenses, including brokerage commissions and other transactional expenses (including loan origination transactional expenses), custodial costs, and interest charges; (f) professional fees (including, without limitation, expenses of consultants, experts, and specialists); (g) fees and expenses in connection with repurchase offers and any repurchases or redemptions of Fund shares of beneficial interest; (h) office space, office supplies, facilities and equipment for the Fund; (i) executive and other personnel for managing the affairs of the Fund, other than for the provision of portfolio management services provided by the Adviser; (j) any of the costs of printing and mailing the items referred to in section (x) of this paragraph; (k) any of the costs of preparing, printing and distributing sales literature; (l) compensation of trustees of the Fund who are not directors, officers or employees of the Adviser or of any affiliated person (other than a registered investment company) of the Adviser; (m) registration, filing and other fees in connection with requirements of regulatory authorities; (n) the charges and expenses of any entity appointed by the Fund for custodial, paying agent, shareholder servicing and plan agent services; (o) charges and expenses of independent accountants retained by the Fund; (p) charges and expenses of any transfer agents and registrars appointed by the Fund; (q) brokers’ commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (r) taxes and fees payable by the Fund to federal, state or other governmental agencies; (s) any cost of certificates representing shares of the Fund; (t) legal fees and expenses in connection with the affairs of the Fund, including registering and qualifying its shares with federal and state regulatory authorities; (u) expenses of meetings of shareholders and trustees of the Fund; (v) interest (including interest incurred on borrowed funds and interest incurred in connection with bank and custody overdrafts); (w) other borrowing costs and fees including interest and commitment fees; (x) the costs of services, including services of counsel, required in connection with the preparation of the Fund’s registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities; (y) the Fund’s expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses; (z) all filing costs, fees, and any other expenses which are directly related to the investment of the Fund’s assets; and (aa) any extraordinary expenses, including any litigation expenses.

The Adviser will bear all of its own routine overhead expenses, including rent, utilities, salaries, office equipment and communications expenses. In addition, the Adviser is responsible for the payment of the compensation and expenses of those members of the Board and officers of the Fund affiliated with the Adviser, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.]

Expense Limitation Agreement

[The Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has contractually agreed to reduce its Management Fee and pay the operating expenses of the Fund’s [Class C], [Class I] and [Class L] shares in order to limit such class’s expenses (exclusive of the Excluded Expenses (as defined below)) to the following annual percentage rates of the average daily net assets of such class, subject to the obligation of the Fund to repay the Adviser such deferred fees and expenses in future years, if any, when such class’s expenses (exclusive of the Excluded Expenses) fall below its stated percentage rate, but only to the extent that such repayment would not cause such class’s expenses (exclusive of the Excluded Expenses) in any such future year to exceed its stated percentage rate, and provided that the Fund is not obligated to repay any such deferred fees and expenses more than three years after the end of the month in which they were incurred: [     ]% for [Class C]; [     ]% for [Class I Shares]; and [     ]% for [Class L Shares]. The Expense Limitation Agreement renews automatically each year and may be terminated by the Fund or the Adviser upon sixty (60) days’ prior written notice to the other party.

For purposes of the Expense Limitation Agreement, “Excluded Expenses” means the Incentive Fee, brokerage commissions and other transactional expenses (including loan origination transactional expenses), interest (including interest incurred on borrowed funds and interest incurred in connection with bank and custody overdrafts), other borrowing costs and fees including interest and commitment fees, taxes, acquired fund fees and expenses, litigation and indemnification expenses, judgments, and extraordinary expenses The Fund bears directly certain ongoing offering costs associated with any periodic offers of Shares, which will be expensed as they are incurred. Offering costs cannot be deducted by the Fund or the shareholders for U.S. federal income tax purposes. The Adviser voluntarily agreed to pay all expenses related to the organization, offering and initial registration of the Fund. Such expenses are subject to repayment by the Fund to the Adviser in accordance with the Expense Limitation Agreement.

Prospectus Dated [ ], 2023	37

The Fund’s fees and expenses will decrease the net profits or increase the net losses of the Fund.]

Conflicts of Interest

The Fund may be subject to a number of actual and potential conflicts of interest, including, but not limited to, those set forth in further detail below.

The Adviser may from time to time engage in financial advisory activities that are independent from, and may conflict with, those of the Fund. In the future, there might arise instances where the interests of the Adviser conflict with the interests of the Fund. The Adviser may from time to time provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the Fund), which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund, and which may compete with the Fund for investment opportunities. In addition, the Adviser and each of its respective clients may from time to time invest in securities that would be appropriate for the Fund. By acquiring Shares of the Fund, each shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest, except as may otherwise be provided under the provisions of applicable state law or Federal securities law which cannot be waived or modified.

Although the Adviser will seek to allocate investment opportunities among the Fund and its other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Adviser will be appropriate for the Fund or will be referred to the Fund. The Adviser is not obligated to refer any investment opportunity to the Fund.

The directors, partners, trustees, managers, members, officers and employees of the Adviser may buy and sell securities or other investments for their own accounts. As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, each of the Fund and the Adviser has adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the transactions of the Fund. The Codes of Ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov.

Allocation of the Adviser’s time

The Fund substantially relies on the Adviser to manage the day-to-day activities of the Fund and implement the Fund’s investment strategy. The Adviser may in the future be involved with activities that are unrelated to the Fund. For example, the Adviser is not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser. These activities could be viewed as creating a conflict of interest in that the time and effort of the Adviser and its officers and employees will not be devoted exclusively to the Fund’s business but will be allocated between the Fund and the management of the assets of other clients of the Adviser. The Adviser and its employees will devote only as much of their time to the Fund’s business as the Adviser and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, the Adviser and its employees may experience conflicts of interest in allocating management time, services and functions among the Fund and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other entities than to the Fund.

Nevertheless, the Fund believes that the members of the Adviser’s senior management and the other key professionals have sufficient time to fully discharge their responsibilities to the Fund and to the other businesses in which they are involved. The Fund believes that its executive officers will devote the time required to manage the business and expect that the amount of time a particular executive officer devotes to the Fund will vary during the course of the year and depend on the Fund’s business activities at the given time.

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Compensation arrangements

The Adviser will receive fees from the Fund in return for its services, and these fees could influence the advice provided by the Adviser. Among other matters, the compensation arrangements could affect the Adviser’s judgment with respect to offerings of equity by the Fund, which allow the Adviser to earn increased Management Fees.

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income to shareholders in the form of dividends. The Fund intends to declare income dividends daily and distribute them monthly to shareholders of record. In addition, the Fund intends to distribute any net capital gains earned from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. A shareholder’s dividends and capital gain distributions will be automatically reinvested if the shareholder does not instruct the Administrator otherwise. A shareholder who elects not to reinvest will receive both dividends and capital gain distributions in cash. The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.

Any distributions reinvested will nevertheless remain subject to U.S. federal (and applicable state and local) taxation to shareholders. The Fund may finance its cash distributions to shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including the Fund’s investments), non-capital gains proceeds from the sale of assets (including the Fund’s investments), and expense reimbursements from the Adviser. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions.

Each year a statement on IRS Form 1099-DIV (or successor form) identifying the character (e.g., as ordinary income, qualified dividend income or long-term capital gain) of the distributions will be mailed to shareholders. The Fund’s distributions may exceed the Fund’s current and accumulated earnings and profits, especially during the period before the Fund has substantially invested the proceeds from this offering. As a result, a portion of the distributions the Fund makes may represent a return of capital for U.S. federal tax purposes. A return of capital generally is a return of a shareholder’s investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the Adviser. See “Certain Tax considerations.” There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

The Fund intends to elect to be treated, and intends to qualify as and be treated annually, as a RIC under the Code. To qualify for and maintain RIC tax treatment, the Fund must, among other things, distribute at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year . A RIC may satisfy the 90% distribution requirement by distributing dividends (other than capital gain dividends) during the taxable year (including dividends declared in October, November or December of a taxable year that, if paid in the following January, are treated as paid by a RIC and received by its shareholders in the prior taxable year). In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillover dividend” provisions of the Code. If a RIC makes a spillover dividend the amounts will be included in IRS Form 1099-DIV for the year the spillover distribution is paid.

The Fund can offer no assurance that it will achieve results that will permit the Fund to pay any cash distributions. If the Fund issues senior securities, the Fund will be prohibited from making distributions if doing so causes the Fund to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of the Fund’s borrowings. See “Certain Tax Considerations.”

In the event that the Fund encounters delays in locating suitable investment opportunities, the Fund may return all or a substantial portion of the proceeds from the offering of Shares in anticipation of future cash flow, which may constitute a return of your capital to the extent of your tax basis in your Shares, and thereafter as a capital gain. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the proceeds from the offering of Shares, including any fees payable to the Adviser.

Prospectus Dated [ ], 2023	39

Dividend Reinvestment

Unless a shareholder is ineligible or otherwise elects, all distributions of dividends (including capital gain dividends) with respect to a class of Shares will be automatically reinvested by the Fund in additional Shares of the corresponding class, which will be issued at the NAV per Share determined as of the ex-dividend date. An election not to reinvest dividends and to instead receive all dividends and capital gain distributions in cash may be made by contacting the Administrator at [     ].

Outstanding Securities

As of [     ], 2023, the following Shares of the Fund were authorized for registration and outstanding:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by the Fund for its Account	Amount Outstanding Exclusive of Number Shown Under (3)
[Class C Shares]	Unlimited	$0	$[ ]
[Class I Shares]	Unlimited	$0	$[ ]
[Class L Shares]	Unlimited	$0	$[ ]

Quarterly Repurchase Offers

The Fund is a closed-end interval fund and, to provide liquidity and the ability to receive NAV on a disposition of at least a portion of your Shares, makes quarterly offers to repurchase Shares. No shareholder will have the right to require the Fund to repurchase its Shares, except as permitted by the Fund’s interval structure. No public market for the Shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund, and then only on a limited basis.

The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase with cash at least 5% and up to 25% of its Shares at the applicable NAV per Share on a regular schedule, with certain limited exceptions. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at the applicable NAV per Share, subject to approval of the Board. The schedule requires the Fund to make repurchase offers every three months.

Repurchase Dates

The Fund intends to make quarterly repurchase offers every three months. As discussed below, the date on which the repurchase price for Shares is determined will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day).

Repurchase Request Deadline

The date by which shareholders wishing to tender Shares for repurchase must respond to the repurchase offer will be no more than fourteen days before the Repurchase Pricing Date (defined below). When a repurchase offer commences, the Fund sends, at least twenty-one (21) and no more than forty-two (42) days before the Repurchase Request Deadline, written notice to each shareholder setting forth, among other things:

●	The percentage of outstanding Shares that the Fund is offering to repurchase and how the Fund will purchase Shares on a pro rata basis if the offer is oversubscribed.

●	The date on which a shareholder’s repurchase request is due.

●	The date that will be used to determine the NAV per Share of the respective Share class applicable to the repurchase offer (the “Repurchase Pricing Date”).

●	The date by which the Fund will pay to shareholders the proceeds from their Shares accepted for repurchase.

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●	The NAV of the Shares as of a date no more than seven days before the date of the written notice and the means by which shareholders may ascertain the NAV per Share.

●	The procedures by which shareholders may tender their Shares and the right of shareholders to withdraw or modify their tenders before the Repurchase Request Deadline.

●	The circumstances in which the Fund may suspend or postpone the repurchase offer.

This notice may be included in a shareholder report or other Fund document. Shareholders that hold Shares through a financial intermediary will need to ask their financial intermediary to submit their repurchase requests and tender Shares on their behalf. The Repurchase Request Deadline will be strictly observed. If a shareholder’s repurchase request is not submitted to the Fund’s transfer agent in properly completed form by the Repurchase Request Deadline, the shareholder will be unable to sell his or her Shares to the Fund until a subsequent repurchase offer, and the shareholder’s request for that offer must be resubmitted. If a shareholder’s Authorized Intermediary will submit his or her repurchase request, the shareholder should submit his or her request to the Authorized Intermediary in the form requested by the Authorized Intermediary sufficiently in advance of the Repurchase Request Deadline to allow the Authorized Intermediary to submit the request to the Fund. If a shareholder’s Authorized Intermediary is unable or fails to submit the shareholder’s request to the Fund in a timely manner, or if the shareholder fails to submit his or her request to the shareholder’s Authorized Intermediary, the shareholder will be unable to sell his or her Shares to the Fund until a subsequent repurchase offer, and the shareholder’s request for that offer must be resubmitted. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

Determination of Repurchase Price and Payment for Shares

The Repurchase Pricing Date will occur no later than the fourteenth (14th) day after the Repurchase Request Deadline (or the next business day, if the fourteenth day is not a business day). The Fund expects to distribute payment to shareholders between one (1) and three (3) business days after the Repurchase Pricing Date and will distribute such payment no later than seven (7) calendar days after such date. The Fund’s NAV per Share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. The method by which the Fund calculates NAV is discussed below under “Net Asset Value.” During the period an offer to repurchase is open, shareholders may obtain the current NAV by visiting the Fund’s website ([     ]) or calling the Fund’s transfer agent, [     ], at [     ].

Suspension or Postponement of Repurchase Offers

The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the Trustees, including a majority of Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act. The Fund may suspend or postpone a repurchase offer only: (1) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under Subchapter M of the Code; (2) for any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (3) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (4) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

Oversubscribed Repurchase Offers

There is no minimum number of Shares that must be tendered before the Fund will honor repurchase requests. However, the Fund’s Trustees set for each repurchase offer a maximum percentage of Shares that may be repurchased by the Fund, which is currently expected to be 5% of the Fund’s outstanding Shares. In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Shares up to a maximum amount of 2% of the outstanding Shares of the Fund. If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares tendered on a pro rata basis.

Prospectus Dated [ ], 2023	41

If any Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit a new repurchase request, and your repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more Shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.

There is no assurance that you will be able to tender your Shares when or in the amount that you desire.

Consequences of Repurchase Offers

From the time the Fund distributes or publishes each repurchase offer notification until the Repurchase Pricing Date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its Shares subject to the repurchase offer. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the Repurchase Request Deadline and the repurchase payment deadline, or which mature by the repurchase payment deadline. The Fund is also permitted to borrow up to the maximum extent permitted under the 1940 Act to meet repurchase requests.

If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. There is no assurance that the Fund will be able sell a significant amount of additional Shares so as to mitigate these effects.

These and other possible risks associated with the Fund’s repurchase offers are described under “General Risks — Repurchase Offers Risk” above. In addition, the repurchase of Shares by the Fund will be a taxable event to shareholders, potentially even to those shareholders that do not participate in the repurchase. For a discussion of these tax consequences, see “Certain Tax Considerations” below and in the SAI.

Calculation of Net Asset Value; Valuation

[The Fund calculates the net asset value of each class of Shares of the Fund as of the close of business on each business day (each, a “Determination Date”). In determining the net asset value of each class of Shares, the Fund values its investments as of the relevant Determination Date. The net asset value of each class of the Fund equals, unless otherwise noted, the value of the total assets of the class, as applicable, less all of the liabilities attributable to the class, including accrued fees and expenses, each determined as of the relevant Determination Date.

The Board has approved valuation procedures for the Fund (the “Valuation Procedures”) and delegated to the Adviser the responsibility to determine the fair value of the Fund’s investments. The Adviser oversees the implementation of the Valuation Procedures and may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations. The Adviser may engage a third-party valuation agent to provide inputs in determining fair valuations and/or review fair valuation determinations by the Adviser.

The Adviser provides primary day-to-day oversight of valuation of the Fund’s investments and acts in accordance with the Valuation Procedures as developed and approved by the Board. The valuation of the Fund’s investments is performed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification 820 — Fair Value Measurements and Disclosures.

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange are valued based on their respective market price.

Debt instruments for which market quotations are readily available are typically valued based on such market quotations. In validating market quotations, the Adviser considers different factors such as the source and the nature of the quotation in order to determine whether the quotation represents fair value. The Adviser makes use of reputable financial information providers in order to obtain the relevant quotations.

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For debt and equity securities which are not publicly traded or for which market prices are not readily available (unquoted investments) the fair value is determined in good faith. In determining the fair value of an investment for which there are no readily available market quotations, the Adviser may consider borrower- or loan-level data (e.g., credit risk); expectations of rental income, expenses, capitalization rates, and principal and interest payments; timing of future sales and payments; comparable assets with similar market and asset characteristics, including property type and quality, geography and vacancy rate; historical loan and underlying collateral activity; and, for non-performing loans, the most likely resolution scenario, taking into account property location, unpaid loan balance compared to current value, amount of expense until expected resolution, anticipated length of non-payment/default, estimated property values, expected disposition timing and/or other factors.

Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available the fair values of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

Determining fair value involves subjective judgments, and it is possible that the fair value determined by the Adviser for an investment may differ materially from the value that could be realized upon the ultimate sale of the investment. There is no single standard for determining fair value of an investment. Rather, in determining the fair value of an investment for which there are no readily available market quotations, the Adviser will value such investment in a manner consistency with the Adviser’s Valuation Procedures. Fair value prices are estimates, and there is no assurance that such a price will be at or close to the price at which the investment is next quoted or next trades.

The Adviser may in the future act as investment adviser to other clients that invest in securities for which no public market price exists. Valuation determinations by the Adviser for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Management Fee, are accrued on a daily basis on the Determination Date and taken into account for the purpose of determining the Fund’s net asset value.]

Certain Tax Considerations

[This section summarizes some of the U.S. federal income tax consequences to U.S. persons of investing in the Fund; the consequences under non-U.S. tax laws and to non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of federal, state, local or non-U.S. income tax laws. Please see the SAI for additional information regarding the tax aspects of investing in the Fund.

Treatment as a Regulated Investment Company

The Fund intends to elect to be treated, as a RIC under the Code and intends each year to qualify and be eligible to be treated as such. A RIC is not subject to U.S. federal income tax at the corporate level on income and gains that are distributed to shareholders. The Fund’s failure to qualify as a RIC would result in U.S. corporate-level taxation, thereby reducing the return on your investment.

The Fund’s investments can be limited by the Fund’s intention to qualify as a RIC and can limit the Fund’s ability to so qualify. If the Fund were to fail to meet the requirements to be taxed as a RIC, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any taxable year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

The Fund may hold certain investments that do not give rise to qualifying income through one or more wholly-owned subsidiaries treated as U.S. corporations for U.S. federal income tax purposes. Such subsidiaries will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the yield on such investments. [Depending on the assets held by the subsidiary and other considerations, a subsidiary may qualify and elect to be treated as a REIT for U.S. federal income tax purposes, in which case such subsidiary generally would not be subject to U.S. corporate income tax to the extent such subsidiary timely distributes all its income and gain.] The Fund may not invest more than 25% of its total assets in (i) any one subsidiary or (ii) two or more subsidiaries that are treated as being in the same, similar or related trades or businesses for purposes of the diversification tests applicable to RICs.

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Taxes on Fund Distributions

A shareholder subject to U.S. federal income tax will generally be subject to tax on Fund distributions. For U.S. federal income tax purposes, Fund distributions will generally be taxable to a shareholder as either ordinary income or capital gains. Fund dividends consisting of distributions of investment income generally are taxable to shareholders as ordinary income. U.S. federal taxes on Fund distributions of capital gains are determined by how long the Fund owned or is deemed to have owned the investments that generated the capital gains, rather than how long a shareholder has owned the Shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends generally will be treated as long-term capital gains includible in a shareholder’s net capital gains and taxed to individuals at reduced rates. The Fund does not expect a significant portion of its distributions to be treated capital gain dividends. Distributions of net short-term capital gains in excess of net long-term capital losses generally will be taxable to shareholders as ordinary income.

The Code generally imposes a 3.8% Medicare contribution tax on the ‘‘net investment income’’ of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any capital gain dividends, and net capital gains recognized on the sale, redemption or exchange of Fund Shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be finally determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s current and accumulated earnings and profits. In that case, the excess generally would be treated as return of capital and would reduce a shareholder’s tax basis in the applicable Shares, with any amounts exceeding such basis treated as a capital gain from the sale of such Shares. A return of capital is not taxable, but it reduces 95 a shareholder’s tax basis in its Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its Shares.

Fund distributions are taxable to shareholders as described above even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid).

Certain Fund Investments

The Fund’s transactions in foreign currencies, foreign-currency denominated debt obligations, derivatives, short sales, or similar or related transactions could affect the amount, timing and character of distributions from the Fund, and could increase the amount and accelerate the timing for payment of taxes payable by shareholders. The Fund’s investments in certain debt instruments could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to sell or otherwise dispose of other investments in order to make required distributions, including when it is not advantageous to do so).

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Taxes When you Dispose of Your Shares

Any gain resulting from the disposition of Shares that is treated as a sale or exchange for U.S. federal income tax purposes generally will be taxable to shareholders as capital gains for U.S. federal income tax purposes.

Generally, shareholders who offer, and are able to sell all of the Shares they hold or are deemed to hold in response to a repurchase offer (as described above), will be treated as having sold their Shares, thus recognizing a capital gain or loss. In the case of shareholders who tender or are able to sell fewer than all of their Shares, it is possible that any amounts that the shareholder receives in such repurchase will be taxable as a dividend to such shareholder. In addition, there is a risk that shareholders who do not tender any of their Shares for repurchase, or whose percentage interest in the Fund otherwise increases as a result of the repurchase offer, will be treated for U.S. federal income tax purposes as having received a taxable dividend distribution as a result of their proportionate increase in the ownership of the Fund. The Fund’s use of cash to repurchase Shares could adversely affect its ability to satisfy the distribution requirements for treatment as a RIC. The Fund could also recognize income in connection with its sale or other disposal of portfolio securities to fund share repurchases. Any such income would be considered in determining whether such distribution requirements are satisfied.

Backup Withholding

The Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, has under-reported dividend or interest income, or fails to certify to the Fund that he, she or it is not subject to such withholding.]

ERISA Considerations

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to ERISA (an “ERISA Plan”), and persons who are fiduciaries with respect to an IRA, Keogh plan or other plan which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, “Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

DOL Regulations at 29 CFR 2510.3-101, as amended by Section 3(42) of ERISA (the “Plan Asset Regulations”) concern whether investment by a plan in an entity will result in the assets of the entity being deemed “plan assets” and therefore subject to ERISA. The Plan Asset Regulations contain a general rule that when an “employee benefit plan” subject to ERISA invests in an entity, and the interest acquired by the plan is neither a publicly-offered security nor a security issued by a registered investment company, the plan’s assets include both its interest in the entity and an undivided interest in each of the underlying assets of the entity, unless an exception applies.

Prospectus Dated [ ], 2023	45

Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be the assets of any Plan investing in the Fund for purposes of fiduciary responsibility and prohibited transaction rules under ERISA and/or the Code. Thus, it is not intended that the Adviser will be a fiduciary within the meaning of ERISA by reason of its authority with respect to the assets of the Fund.

The Adviser will require a Plan which proposes to invest in the Fund to represent that it and any fiduciaries responsible for such Plan’s investments (including in its individual or corporate capacity, as may be applicable) are aware of and understand the Fund’s investment objective, policies and strategies, and that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

Certain prospective shareholders that are Plans may currently maintain relationships with the Adviser or other entities which are affiliated with the Adviser. Each of such persons may be deemed to be a “party in interest” under ERISA (or “disqualified person” under Section 4975 of the Code) to and/or a fiduciary (under ERISA or Section 4975 of the Code) of any Plan to which it provides investment management, investment advisory or other services. ERISA and the Code prohibit the use of Plan assets for the benefit of a party in interest (or disqualified person) and also prohibits (or penalizes) an ERISA or Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Shareholders that are Plans should consult with counsel to determine if participation in the Fund is a prohibited transaction under ERISA or the Code. A nonexempt prohibited transaction could result in significant penalties, liabilities, excise taxes or other adverse consequences to the relevant fiduciary, party in interest or disqualified person, as applicable. Fiduciaries of shareholders that are Plans will be required to represent that the decision to invest in the Fund was made by fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons as a primary basis for the decision to invest in the Fund, unless such purchase and holding is pursuant to an applicable exemption.

Employee benefit plans which are not subject to ERISA, such as governmental plans, church plans and plans maintained outside of the United States, may be subject to other rules governing such plans. Fiduciaries of these plans, whether or not subject to ERISA or Section 4975 of the Code, should consult with their own legal advisors regarding such matters.

Employee benefit plans which are not subject to ERISA may be subject to other rules governing such plans. Fiduciaries of these plans, whether or not subject to Section 4975 of the Code, should consult with their own legal advisors regarding such matters.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Prospectus is general and may be affected by future publication of regulations and rulings. Potential shareholders that are Plans should consult their legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

Prospectus Dated [ ], 2023	46

Description of Shares and Declaration of Trust

The Fund is an unincorporated voluntary association with transferable shares of beneficial interest (commonly referred to as a “Massachusetts business trust”) established under the laws of The Commonwealth of Massachusetts by the Fund’s Declaration of Trust (the “Declaration of Trust”). Each Share has one vote at all meetings of shareholders and when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of Shares. Shares may be issued in one or more series, with such par value and with such preferences and rights as determined by the Board, by action of the Board without the approval of the shareholders. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the ongoing fees and expenses for each share class may be different. The fees and expenses for the Fund are set forth in “Fund Expenses” above.

All Shares have equal rights as to dividends, assets and voting privileges and have no conversion, preemptive, rights to cumulative voting or other subscription rights. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the Fund’s remaining shareholders.

The Fund does not intend to hold annual meetings of shareholders. If the Fund does hold a meeting of shareholders, Shares of the Fund entitle their holders to one vote for each common share held; however, separate votes are taken by each class of Shares on matters affecting an individual class of Shares. Each fractional share shall be entitled to a proportionate fractional vote, except as otherwise provided by the Declaration of Trust, the Fund’s Bylaws (the “Bylaws”) or required by applicable law.

The Fund will send unaudited reports at least semiannually and audited financial statements annually to all of its shareholders. The Shares are not, and are not expected to be, listed for trading on any national securities exchange nor is there expected to be any secondary trading market in the Shares.

Change of Control and Other Provisions in the Declaration of Trust

The Declaration of Trust and the Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status.

The Declaration of Trust requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of the Fund's Shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by a majority of the Trustees (in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion). Also, the Declaration of Trust provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's Shares or, alternatively, by vote or consent of a majority of the Trustees upon written notice to shareholders. See [“Anti-Takeover and Other Provisions in the Declaration of Trust and By-Laws”] in the Statement of Additional Information for a more detailed summary of these provisions.

The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Bylaws, certain of which are required by the 1940 Act. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control of the Fund by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration of Trust and the Bylaws, both of which are on file with the SEC. Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

Prospectus Dated [ ], 2023	47

Purchasing Shares

Purchase Terms

The minimum initial investment in the Fund is $[     ] for [Class C Shares], $[     ] for [Class I Shares] and $[     ] for [Class L Shares], and the minimum additional investment in the Fund is $[     ] for each class of Shares. For Shares purchased through a financial intermediary, when determining whether an investor meets the applicable investment minimums, the value of any Shares being purchased may be combined with the value of any Shares of the same class that were purchased or will be purchased within six months from the initial purchase for [Class C Shares], [Class I Shares] and [Class L Shares] by any investor through such intermediary, provided such intermediary enters into the requisite letter of intent; provided, however, that the minimum amount purchased by any investor is at least $[     ].

The stated investment minimums may be waived for investments by current or retired officers and Trustees of the Fund, as well as their family members; current or retired officers, principals, employees and members of the board of the Adviser and affiliated companies of the Adviser; the immediate family members of any such officer, principal, employee or Board member (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-law, sisters/brothers-in-law, daughters/sons-in-law, nieces, nephews and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. In addition, the stated investment minimums may be reduced by the Fund in the discretion of the Adviser based on consideration of various factors, including the shareholder’s overall relationship with the Adviser and such other matters as the Adviser may consider relevant at the time. As noted above, the Fund may aggregate the accounts of clients of registered investment advisers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts.

As discussed above, [ [     ] Shares and [     ] Shares] will not be offered to investors until the Fund has received an exemptive order permitting the multi-class structure. There is no assurance that the Fund will be granted the exemptive order.

Shares will generally be offered on each business day, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion.

Except as otherwise permitted by the Board, initial and subsequent subscriptions to purchase Shares must be accompanied by payment in cash. The Fund or an investor’s financial intermediary must receive a subscription to purchase Shares and the accompanying payment no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for the subscription to be effected at that day’s net asset value. The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase Shares in the Fund at any time. Although the Fund may, in its sole discretion, elect to accept a subscription prior to receipt of cleared funds, an investor will not become a shareholder until cleared funds have been received.

Pending any offering, funds received from prospective investors will be placed in an account with the transfer agent. On the date of any closing, the balance in the account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned with respect to such account will be paid to the Fund and allocated pro rata among shareholders.

Independent Registered Public Accounting Firm; Legal Counsel

The Board has selected [     ], [     ], as independent registered public accountants for the Fund.

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600, serves as counsel to the Fund [and the Independent Trustees of the Fund].

Inquiries

Inquiries concerning the Fund and the Shares (including procedures for purchasing Shares) should be directed to: [     ].

Prospectus Dated [ ], 2023	48

PRIVACY notice
FACTS	WHAT DOES [BASELINE CRE INCOME FUND] DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number	▪ Purchase History
▪ Assets	▪ Account Balances
▪ Retirement Assets	▪ Account Transactions
▪ Transaction History	▪ Wire Transfer Instructions
▪ Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons chosen to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Baseline CRE Income Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?	Visit www.baseline-partners.com.

Who we are
Who is providing this notice?	Baseline CRE Income Fund
What we do
How does [Baseline Commercial Real Estate Income Fund] protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does [Baseline Commercial Real Estate Income Fund] collect my personal information?

We collect your personal information, for example, when you

▪     Open an account

▪     Provide account information

▪     Give us your contact information

▪     Make deposits or withdrawals from your account

▪     Make a wire transfer

▪     Tell us where to send the money

▪     Tells us who receives the money

▪     Show your government-issued ID

▪     Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

▪     Sharing for affiliates' everyday business purposes – information about your creditworthiness

▪     Affiliates from using your information to market to you

▪     Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Baseline CRE Income Fund does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Baseline CRE Income Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Baseline CRE Income Fund does not jointly market.

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information, which is not a prospectus, is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY STATEMENT OF ADDITONAL INFORMATION	SUBJECT TO COMPLETION	August 4, 2023

STATEMENT OF ADDITIONAL INFORMATION

BASELINE CRE INCOME FUND

[Class C Shares]

[Class I Shares]

[Class L Shares]

Dated [ ], 2023

c/o Baseline CRE Income Fund, 1819 E Southern Ave., Suite B10, Mesa, Arizona 85204

[ ]

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus (the “Prospectus”) of Baseline CRE Income Fund (the “Fund”) dated [ ] as it may be further amended or supplemented from time to time. A copy of the Prospectus may be obtained without charge by contacting the Fund at the telephone number or address set forth above.

This SAI is not an offer to sell shares of the Fund (“Shares”) and is not soliciting an offer to buy the Shares in any state where the offer or sale is not permitted.

Capitalized terms not otherwise defined herein have the same meaning set forth in the Prospectus. You can request a copy of the Prospectus and this SAI without charge by writing to the Fund at the address above or by calling [ ] or by visiting [www.baseline-partners.com]. This SAI, material incorporated by reference and other information about the Fund are also available on the U.S. Securities and Exchange Commission’s (the “SEC”) website (http://www.sec.gov).

INVESTMENT POLICIES AND PRACTICES

The Fund is a newly organized, [diversified] closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is structured as an “interval fund.” The Fund is a Massachusetts business trust organized on July 20, 2023. The Fund’s investment adviser is Baseline Partners, LLC (“Baseline” or the “Adviser”).

The investment objective and the principal investment strategies of the Fund, as well as the principal risks associated with such investment strategies, are set forth in the Prospectus.

Certain additional information regarding the investment program of the Fund is set forth below.

FUNDAMENTAL POLICIES

The Fund’s fundamental policies, which are listed below, may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As defined by the 1940 Act, the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the shareholders of the Fund (the “Shareholders”), duly called, (i) of 67% or more of the Shares represented at such meeting, if the holders of more than 50% of the outstanding Shares are present in person or represented by proxy or (ii) of more than 50% of the outstanding Shares, whichever is less. Within the limits of the fundamental policies of the Fund, the management of the Fund has reserved freedom of action.

The Fund:

(1)	May issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(2)	May borrow money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(3)	May lend money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(4)	May underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(5)	May purchase and sell commodities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(6)	May purchase and sell real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(7)	May not concentrate investments in a particular industry or group of industries, except that the Fund will concentrate its investments in real estate-related investments, as concentration is defined or interpreted under the 1940 Act, and the rules, and regulations thereunder, as such statute, rules or regulations may be amended from time to time, and under regulatory guidance or interpretations of such Act, rules, or regulations.

Any restriction on investments or use of assets, including any percentage restrictions set forth in this SAI or the Fund’s Prospectus shall be measured only at the time of investment, and any subsequent change, whether in the value, market capitalization, rating, percentage held or otherwise, will not constitute a violation of the restriction, other than with respect to investment restriction (2) above related to borrowings by the Fund.

In addition, the Fund has adopted the following fundamental policies with respect to repurchase offers, which may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities:

(a)	The Fund will make quarterly repurchase offers pursuant to Rule 23c-3 under the 1940 Act, as amended from time to time, subject to any regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such rule.

(b)	The Fund will repurchase Shares that are tendered by a specific date, which will be established by the Board of Trustees of the Fund in accordance with Rule 23c-3 under the 1940 Act, as amended from time to time, subject to any regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such rule.

(c)	The date on which the net asset value per Share applicable to a repurchase offer is calculated will occur no later than fourteen (14) days after the date by which shareholders can tender their Shares in response to a repurchase offer (or the next business day if the fourteenth calendar day is not a business day).

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND AND RELATED RISKS

This section provides additional information about various types of investments and investment techniques that may be employed by the Fund. However, there are few limits on the types of investments the Fund may make. Accordingly, the descriptions in this section cannot be comprehensive. Any decision to invest in the Fund should take into account that the Fund has broad latitude in the kinds of investments it may make (subject to the Fundamental policies described above) and that all such investments will be subject to related risks, which can be substantial.

Loan Originations

The Fund may invest in and/or originate loans, including, without limitation, commercial real estate or mortgage-related loans or other types of loans, which may be in the form of whole loans, secured notes, senior loans, bridge loans or similar investments. The loans the Fund originates may vary in maturity and/or duration. The Fund is not limited in the amount, size or type of loans it may originate, including with respect to a single borrower, other than pursuant to any applicable law, and only to the extent consistent with the Fund’s intention to qualify as a RIC.

The Adviser performs thorough due diligence and underwriting on each loan that becomes part of the Fund’s portfolio. When evaluating a loan, the Adviser considers loan eligibility, the borrower’s experience rehabilitating property, and the underlying property or collateral. Borrowers may have limited or no credit history or credit rating, and while the Adviser’s due diligence process may involve consideration of credit ratings or credit histories of a borrower (if available), such ratings or history would be considered among a range of factors considered during the due diligence process.

Direct loans between the Fund and a borrower may not be administered by an underwriter or agent bank. The Fund may provide financing to borrowers directly or through companies acquired (or created) and owned by the Fund. The terms of the direct loans, including the duration of the loan, are negotiated with borrowers in private transactions and the Fund is not limited in the size of loans it may originate, including with respect to a single borrower, other than pursuant to any applicable law. The Fund will retain all fees received in connection with originating or structuring the terms of any such investment.

In determining whether to make a direct loan, the Fund primarily will rely upon any collateral for payment of interest and repayment of principal. In making a direct loan, the Fund is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Fund may lose money on the loan. Furthermore, direct loans may subject the Fund to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or to value the direct loan.

When engaging in direct lending, the Fund's performance may depend, in part, on the ability of the Fund to originate loans on advantageous terms. In originating and purchasing loans, the Fund will often compete with a broad spectrum of lenders. Increased competition for, or a diminishment in the available supply of, qualifying loans could result in lower yields on and/or less advantageous terms of such loans, which could reduce Fund performance.

Different types of assets may be used as collateral for the Fund's loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund's loans. In any reorganization or liquidation proceeding relating to a company that the Fund funds, the Fund may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Fund to the borrower. Furthermore, in the event of a default by a borrower, the Fund may have difficulty disposing of the assets used as collateral for a loan.

Various state licensing requirements could apply to the Fund with respect to the origination, acquisition, holding, servicing, foreclosure and/or disposition of loans and similar assets. The licensing requirements could apply depending on the location of the borrower, the location of the collateral securing the loan, or the location where the Fund or the Adviser operates or has offices. In states in which it is licensed, the Fund and/or the Adviser will be required to comply with applicable laws and regulations, including consumer protection and anti-fraud laws, which could impose restrictions on the Fund’s or the Adviser’s ability to take certain actions to protect the value of its holdings in such assets and impose compliance costs. Failure to comply with such laws and regulations could lead to, among other penalties, a loss of the Fund’s or the Adviser’s license, which in turn could require the Fund to divest assets located in or secured by real property located in that state. These risks will also apply to borrowers and entities in which the Fund invests that hold similar assets, as well as any origination company or servicer in which the Fund owns an interest.

Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower's use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower's perceived creditworthiness.

Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state Attorneys General, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent the Fund seeks to engage in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its holdings.

In addition to laws governing the activities of lenders and servicers, certain states may require, or may in the future require, purchasers or holders of certain loans to be licensed or registered in order to purchase, hold or foreclose such loans, or, in certain states, to collect a rate of interest above a specified rate. To the extent required or determined to be necessary or advisable by the Fund, the Fund will take appropriate steps intended to address any applicable state licensing requirements, which may include acquiring and holding such loans through structures designed to preempt state licensing laws, in order to pursue its objective and strategies. To the extent the Fund obtains licenses or is required to comply with related regulatory requirements, the Fund could be subject to increased costs and regulatory oversight by governmental authorities, which may have an adverse effect on its results or operations.

Loans and Other Indebtedness; Loan Participations and Assignments

The Fund may purchase indebtedness and participations in commercial loans, as well as interests and/or servicing or similar rights in such loans. Such instruments generally are secured and may be newly-originated (and may be specifically designed for the Fund). Indebtedness is different from traditional debt securities in that debt securities are part of a large issue of securities to the public whereas indebtedness may not be a security and may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations that the Fund may acquire may not be rated by any nationally recognized statistical ratings organization or by the Adviser.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the asset value of the underlying collateral and the borrower experience and financial strengthen for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the  borrower’s obligation, or that the collateral can be liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a loan.

Loans and other types of direct indebtedness (which the Fund may originate, acquire or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value (“NAV”) than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. Investments in loan participations are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets.

In purchasing loans, the Fund will compete with a broad spectrum of lenders. Increased competition for, or a diminishment in the available supply of, qualifying loans could result in lower yields on and/or less advantageous terms of such loans, which could reduce Fund performance.

Investments in loans through a purchase of a loan or a direct assignment of a financial institution’s interests with respect to the loan may involve additional risks to the Fund. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. For example, if a loan is foreclosed, the Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral (see “Real Estate Assets and Related Derivatives” below). In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Some lending platforms (or their affiliates) may attempt to take advantage of policies in certain states that allow lenders to make loans at advantageous interest rates by incorporating choice of law provisions into loan agreements that hold that the agreements are to be governed by the laws of those lender-friendly states. In the event that a borrower or state regulator successfully invalidates such choice-of-law clause, platforms (of their affiliates) may not be able to collect some or all of the interest and principal due on such loans, such loans may not be found to be enforceable or the platforms (or their affiliates) could become subject to penalties and damages. Other platforms may engage in arrangements with funding banks where the platform assists the bank in originating loans that are funded by the bank. In some cases, the loans are sold to the platforms and the platforms as assignees of the bank under applicable law and precedent utilize the bank’s rate and fee exportation authority. At least one federal circuit court has cast doubt upon this theory and other litigation challenges the ability of assignees to utilize a bank’s exportation authority as an assignee of the bank’s loans. Legislation is also pending in Congress that would validate an assignee’s ability to utilize the rates and fees of the originating lender.

Real Estate Assets and Related Derivatives

The Fund may generally gain exposure to the real estate sector by investing in real-estate and preferred and convertible securities of issuers in real estate-related industries. The Fund may also invest in loans or other investments secured by real estate and may, as a result of default, foreclosure or otherwise, take possession of and hold real estate as a direct owner (see “Loans and Other Indebtedness; Loan Participations and Assignments” above). Each of these types of investments are subject, directly or indirectly, to risks associated with ownership of real estate, including changes in the general economic climate or local conditions (such as an oversupply of space or a reduction in demand for space), loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, including competition based on rental rates, variations in market value, changes in the financial condition of tenants, changes in operating costs, attractiveness and location of the properties, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities. Real estate-related investments may entail leverage and may be highly volatile.

Additional Information Regarding Leverage

The Fund may use leverage. Although the use of leverage may create an opportunity for increased returns of the Fund, it also results in additional risks and can magnify the effect of any losses and thus could negatively impact the Fund’s business and results of operation and have important adverse consequences to the Fund’s investments. The loss on leverage transactions may substantially exceed the initial investment.

The terms of financing arrangements entered into by the Fund may restrict the Fund’s operating flexibility, including covenants that, among others, may limit the Fund’s ability to: (i) pay distributions in certain circumstances, (ii) incur additional debt, and (iii) engage in certain transactions. If the Fund secures its leverage through the pledging of collateral, the Fund may, if the Fund is unable to generate sufficient cash flow to meet principal and interest payments on its indebtedness, be subject to risk that it is required to surrender its collateral and that such collateral may be liquidated at inopportune times or at prices that are not favorable to the Fund and cause significant losses. If a lender seizes and liquidates pledged collateral, such collateral may be sold at distressed price levels. The Fund will fail to realize the full value of such asset in a distressed sale.

The Fund may be required to pay commitment fees and other costs of borrowings under the terms of a credit facility. Moreover, interest on borrowings will be an expense of the Fund. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund’s investments. Such additional costs and expenses may affect the operating results of the Fund.

If the Fund cannot generate sufficient cash flow from investments, they may need to refinance all or a portion of indebtedness on or before maturity. During the economic downturn that began in 2008, the U.S. capital markets experienced historic dislocations and liquidity disruptions, which caused financing to be unavailable in many cases and, even if available, caused the cost of prospective financings to increase. These circumstances materially impacted liquidity in the debt markets, making financing terms for borrowers able to find financing less attractive, and in many cases resulted in the unavailability of certain types of debt financing. Uncertainty in the debt and equity markets may negatively impact the Fund’s ability to access financing on favorable terms or at all. The inability to obtain additional financing could have a material adverse effect on the Fund’s operations and on its ability to meet its debt obligations. If it is unable to refinance any of its indebtedness on commercially reasonable terms or at all, the Fund’s returns may be harmed.

Additional Information Regarding Operational Risk

The Fund, its service providers and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Fund and its shareholders.

For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Fund, the Fund’s service providers, counterparties or other market participants. Power or communications outages, acts of God, information technology equipment malfunctions, operational errors (both human and systematic) and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Fund, the Fund’s service providers or other market participants, impacting the ability to conduct the Fund’s operations.

Cyber-attacks, disruptions or failures that affect the Fund’s service providers or counterparties may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Fund or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs and/or additional compliance costs. The Fund and its service providers may also incur substantial costs for cyber-security risk management in order to prevent or mitigate cyber-security incidents, and the Fund and its shareholders could be negatively impacted as a result of such costs.

Similar types of operational (both human and systematic) and technology risks are also present for borrowers the Fund loans to and issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such borrowers and issuers and may cause the Fund’s investments to lose value. In addition, cyber-attacks involving a Fund counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in, among other things, the Fund’s inability to buy or sell certain securities or financial instruments or to accurately price its investments. The Fund cannot directly control any cyber-security plans or systems put in place by its service providers, Fund counterparties, borrowers, issuers in which the Fund invests or securities markets and exchanges.

Derivatives

Some of the instruments in which the Fund may invest are referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index. These instruments include options, swap agreements and similar instruments. The Fund may enter into derivatives for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund may use derivatives with the purpose or effect of creating investment leverage. Derivatives may be more volatile, illiquid and/or more difficult to value than other instruments, and each type of derivative instrument may have its own special risks. Any use of derivatives strategies entails the risks of investing directly in the securities, instruments or assets underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in the Prospectus and in this SAI.

The Fund’s use of derivative instruments exposes the Fund to the credit risk of its counterparty. In the event the counterparty to such a derivative instrument defaults and/or becomes insolvent, the Fund potentially could lose all or a large portion of its investment in the derivative instrument and/or could be delayed in enforcing contractual remedies and obtaining any recovery in respect of such derivative instruments. Investing for hedging purposes or to increase the Fund’s return may result in certain additional transaction costs that may reduce the Fund’s performance. In addition, when used for hedging purposes, no assurance can be given that each derivative position will achieve a close correlation with the underlying instrument that is the subject of the hedge, or that a particular derivative position will be available when sought by the Adviser. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Certain derivatives may create a risk of loss greater than the amount invested.

Options

The Fund may purchase and write (sell) call and put options, including options listed on U.S. or foreign securities exchanges or written in over-the-counter (“OTC”) transactions (“OTC Options”).

Exchange-listed options are issued by the Options Clearing Corporation (“OCC”) (in the U.S.) or another clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC Options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. In the event the counterparty to such a derivative instrument becomes insolvent, the Fund may lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom. It is the position of the SEC that OTC Options are generally illiquid.

Purchasing Call and Put Options. The Fund may purchase a call option in order to close out a covered call position (see “Covered Call Writing” below), or to protect against an increase in price of a security it anticipates purchasing. The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC Option. In either case, the call purchased is likely to be on the same securities and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

The Fund may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put option positions. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such a sale would result in a net gain or loss depending upon whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Such gain or loss could be offset in whole or in part by a change in the market value of the underlying security. If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

Covered Call Writing. The Fund is permitted to write covered call options on securities. Generally, a call option is covered if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its custodian in a segregated account) the underlying security subject to the option, or otherwise segregates sufficient cash or U.S. Government securities or other liquid securities to cover the outstanding position. A call option is also covered if the Fund holds a call on the same security as the underlying security of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written.

The writer of an option receives from the purchaser, in return for a call it has written, a premium (i.e., the price of the option). Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option are ultimately sold by the Fund at a loss. Furthermore, a premium received on a call written on a foreign currency will ameliorate any potential loss of value on the portfolio security due to a decline in the value of the currency.

However, during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

With respect to listed options and certain OTC Options, during the option period, the Fund may be required, at any time, to deliver the underlying security against payment of the exercise price on any calls it has written (exercise of certain listed and OTC Options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

Closing purchase transactions are ordinarily effected to realize a profit or loss on an outstanding call option, to prevent an underlying security from being called, to permit the sale of an underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security.

If a call option expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security equal to the difference between the purchase price of the underlying security and the proceeds of the sale of the security plus the premium received on the option less the commission paid.

Covered Put Writing. The Fund is permitted to write covered put options on securities. As a writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put at the option’s exercise price at any time during the option period at the purchaser’s election (certain listed and OTC put options written by the Fund will be exercisable by the purchaser only on a specific date). A put is covered if, at all times during the option period, the Fund maintains, in a segregated account, cash or other liquid assets in an amount equal to at least the exercise price of the option. Similarly, a short put position could be covered by the Fund by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the marked to market difference is maintained by the Fund in cash or other liquid assets which the Fund holds in a segregated account. In writing puts, the Fund assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

Swap Agreements and Similar Transactions

The Fund may enter into swap agreements and other types of over-the-counter transactions such as caps, floors and collars with broker-dealers or other financial institutions for hedging or investment purposes. An example of one type of swap involves the exchange by the Fund with another party of their respective commitments to pay or receive cash flows, for example, an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls or other underlying measure below a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structures, such transactions may increase or decrease the Fund’s exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, mortgage rates, borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities. For example, if the Fund enters into a swap agreement only to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to that non-U.S. currency and interest rates. The value of the Fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements and similar transactions may increase or decrease the overall volatility of the Fund’s investments and its share price. The Fund’s ability to engage in certain swap or similar transactions may be limited by tax considerations.

Many over-the-counter derivatives are complex and their valuation often requires subjective modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an over-the-counter derivative. Valuation risk is more pronounced when the Fund enters into over-the-counter derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of the Fund’s NAV. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. Also, because swap transactions typically involve a contract between the two parties, such swap investments can be extremely illiquid, as it is uncertain as to whether another counterparty would wish to take assignment of the rights under the swap contract at a price acceptable to the Fund.

The Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Swaptions are generally subject to the same risks involved in the Fund’s use of over-the-counter (non-exchange traded) options.

Credit Default Swaps. A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments, which may be based on, among other things, a fixed or floating rate of interest, to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). As a credit protection seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty following certain negative credit events as to a specified third-party debtor, such as default by a U.S. or non-U.S. corporate issuer on its debt obligations. In return for its obligation, the Fund would receive from the counterparty a periodic stream of payments, which may be based on, among other things, a fixed or floating rate of interest, over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments, and would have no payment obligations to the counterparty. The Fund may sell credit protection in order to earn additional income and/or to take a synthetic long position in the underlying security or basket of securities.

The Fund may enter into credit default swap contracts as protection buyer in order to hedge against the risk of default on the debt of a particular issuer or basket of issuers or attempt to profit from a deterioration or perceived deterioration in the creditworthiness of the particular issuer(s) (also known as buying credit protection). This would involve the risk that the investment may expire worthless and would only generate gain in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund. The purchase of credit default swaps involves costs, which will reduce the Fund’s return.

Credit default swaps are generally subject to the same risks involved in the Fund’s use of swap transactions but also involve a number of special risks. A protection seller may have to pay out amounts following a negative credit event greater than the value of the reference obligation delivered to it by its counterparty and the amount of periodic payments previously received by it from the counterparty. When the Fund acts as a seller of a credit default swap, it is exposed to, among other things, leverage risk because if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. The value of the credit default swap to each party will change based on changes in the actual or perceived creditworthiness of the underlying issuer.

A protection buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund may seek to realize gains on its credit default swap positions, or limit losses on its positions, by selling those positions in the secondary market.

There can be no assurance that a liquid market will exist at any given time for any particular credit default swap or for credit default swaps generally. The market for credit default swaps has at times become more volatile as the creditworthiness of certain counterparties has been questioned and/or downgraded. The Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses. There can be no assurance that the Fund will be able to exit a credit default swap position effectively when it seeks to do so.

Total and Excess Return Swaps. The Fund may also enter into total and excess return swap agreements, which are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security or commodity, basket of securities or commodities, or securities or commodities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total and excess return swap agreements may be used to obtain exposure to a security, commodity, or market without owning or taking physical custody of such security or commodity or investing directly in such market.

Total and excess return swap agreements are generally subject to the same risks involved in the Fund’s use of swap transactions and, in some cases, may effectively add leverage to the Fund’s portfolio. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. The Fund may enter into total and excess return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total or excess return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund to the extent required by applicable law. If the total or excess return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and, to the extent required by applicable law, the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total or excess return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total or excess return swap agreement.

When, As and If Issued Securities

The Fund may purchase securities on a “when, as and if issued” basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. The Fund may purchase securities on such basis without limit. The purchase of securities on a “when, as and if issued” basis may create investment leverage and increase the volatility of the Fund’s NAV. The Fund may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

When-Issued and Delayed Delivery Securities and Forward Commitments

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes many of the benefits and risks of ownership of the security, including the risk of price and yield fluctuations, but does not take delivery of the security until a date substantially after the date the transaction is entered into. Because the Fund is not required to pay for the security until the delivery date, these transactions may create investment leverage. When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. Proposed amendments to rules of the Financial Industry Regulatory Authority, Inc. would impose mandatory margin requirements for certain types of when-issued, delayed delivery, or forward commitment transactions, with limited exceptions. Such transactions historically have not been required to be collateralized, and, if those rules are implemented, mandatory collateralization could increase the cost of such transactions and impose added operational complexity.

U.S. Treasury Obligations

These include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of one to ten years when issued), and Treasury bonds (which have maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. Similar to other issuers, changes to the financial condition or credit rating of a government may cause the value of the Fund’s direct or indirect investment in Treasury obligations to decline.

The Fund may also buy or gain exposure to U.S. Treasury securities whose interest coupons have been “stripped” by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities (“TIPS”). The U.S. Treasury securities called “TIPS” are designed to provide an investment that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Exchange-Traded Funds (“ETFs”)

The Fund may invest directly or indirectly in ETFs, which are investment companies or special purpose trusts typically designed to provide investment results that generally correspond (on a direct basis or on a multiple, inverse or multiple inverse basis) to the performance of an index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis. The Fund may purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

Investments in ETFs are subject to the same risks as investments in other investment companies, as described above. Certain risks of investing in an index-based ETF are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF’s underlying assets to the index) and the risk that because an ETF is not actively managed, it cannot sell poorly performing stocks as long as they are represented in the index. The values of ETFs are subject to change as the values of their component assets fluctuate according to market volatility. ETFs may trade in the secondary market at a discount from their NAVs. The Fund may purchase ETFs at prices that exceed the NAV of their underlying investments and may sell ETF investments at prices below such NAV. Because the market price of ETF shares depends on the demand in the market for them, the market price of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track, and the Fund may not be able to liquidate ETF holdings at the time and price desired, which may impact Fund performance. Furthermore, there may be times when the exchange halts trading, in which case the investors owning ETF shares would be unable to sell them until trading is resumed. In addition, because ETFs often invest in a portfolio of common stocks and “track” a designated index, an overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index. Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio when the prices for those assets are falling. In addition, inadequate or irregularly provided information about an ETF or its investments could expose investors in ETFs to unknown risks.

Floating Rate and Variable Rate Obligations

The Fund may invest directly or indirectly in debt securities that have floating or variable interest rates. Those variable rate obligations may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

Because the interest rates on floating rate bonds adjust periodically to reflect current market rates, falling short-term interest rates should tend to decrease the income payable to the Fund on its floating rate investments and rising rates should tend to increase that income. However, investments in floating rate and variable rate obligations should also mitigate the fluctuations in the Fund’s NAV during periods of changing interest rates, compared to changes in values of fixed-rate debt securities. Nevertheless, changes in interest rates can affect the value of the Fund’s floating rate investments, especially if rates change sharply in a short period, because the resets of the interest rates on the investments occur periodically and will not all happen simultaneously with changes in prevailing rates. Having a shorter average reset period for its portfolio of investments may help mitigate that risk.

The interest rate on a floating rate demand note is adjusted automatically according to a stated prevailing market rate, such as the Prime Rate, the 91-day U.S. Treasury Bill rate, or some other standard. The instrument’s rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.

Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days’ notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally, the issuer must provide a specified number of days’ notice to the holder. The Fund may also invest directly or indirectly in step-coupon bonds that have a coupon rate that changes periodically during the life of the security on pre-determined dates that are set when the security is issued.

Portfolio Turnover

Purchases and sales of portfolio investments may be made as considered advisable by the Adviser in the best interests of the Shareholders. The Fund’s portfolio turnover rate may vary from year-to-year, as well as within a year. The Fund’s distributions of any profits or gains realized from portfolio transactions generally are taxable to shareholders, including as ordinary income with respect to distributions of short-term capital gain. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund.

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio investments for the fiscal year by the monthly average of the value of the portfolio investments owned by the Fund during the fiscal year. In determining such portfolio turnover, all investments whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the investments in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell investments.

Investment in Other Investment Companies

The Fund may invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the 1940 Act that apply to those types of investments. The Fund may invest, for example, in ETFs, which are typically open-end funds or unit investment trusts, listed on a stock exchange. The Fund might do so as a way of gaining exposure to the segments of the equity, fixed-income or other markets represented by the exchange-traded funds’ portfolio, at times when the Fund may not be able to buy those portfolio securities directly.

The shares of other investment companies may fluctuate in price and may be worth more or less when the Fund sells them. Investing in another investment company through the secondary market may involve the payment of substantial premiums above the value of such investment company’s portfolio securities. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company’s expenses, including its advisory and administration expenses.

Illiquid Investments

To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the 1940 Act, the Fund may invest without limit in illiquid investments. The Adviser may be subject to significant delays in disposing of illiquid investments, and transactions in illiquid investments may entail registration expenses and other transaction costs that are higher than those for transactions in liquid investments. The term “illiquid investments” for this purpose means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Risks Relating to Recent Disruptions in the U.S. Banking System

In March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. The U.S. government took certain actions to strengthen public confidence in the U.S. banking system. However, there can be no certainty that the actions taken by the U.S. government will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system. Additional financial institution failures may occur in the near term that may limit access to short-term liquidity or have adverse impacts on the economy. Given the uncertainty of the situation, the related financial impact cannot be reasonably estimated at this time.

TAX STATUS

The following discussion of U.S. federal income tax consequences of investment in Shares of the Fund is based on the Code, U.S. Treasury Regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in Shares of the Fund. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to an investment in Shares of the Fund. There may be other tax considerations applicable to particular shareholders. For example, except as otherwise specifically noted herein, we have not described certain tax considerations that may be relevant to certain types of holders subject to special treatment under the U.S. federal income tax laws, including shareholders subject to the U.S. federal alternative minimum tax, insurance companies, tax-exempt organizations, pension plans and trusts, RICs, dealers in securities, shareholders holding Shares through tax-advantaged accounts (such as 401(k) plans or IRAs), financial institutions, shareholders holding Shares as part of a hedge, straddle, or conversion transaction, entities that are not organized under the laws of the United States or a political subdivision thereof, and persons who are neither citizens nor residents of the United States. This summary assumes that investors hold Shares as capital assets (within the meaning of the Code). Shareholders should consult their own tax advisors regarding their particular situation and the possible application of federal, state, local, non-U.S. or other tax laws, and any proposed tax law changes.

Taxation of the Fund

The Fund intends to be treated and intends to qualify as and to be treated each year as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to qualify for the special tax treatment accorded to RICs and their shareholders, the Fund must, among other things: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax- exempt interest income for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current U.S. federal tax law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund were to fail to meet the income, diversification, or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s Shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re- qualifying as a RIC that is accorded special tax treatment.

The Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Any taxable income including any net capital gain retained by the Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of Shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. The Fund may carry net capital losses forward to one or more subsequent taxable years without expiration. The Fund must apply such carryforwards first against gains of the same character.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income recognized for the one-year period ending on October 31 of such year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31 (or November 30 of that year if the RIC makes the election described above) generally are treated as arising on January 1 of the following calendar year; in the case of a RIC with a December 31 year end that makes the election described above, no such gains or losses will be so treated. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to or will do so.

Fund Distributions

The Fund intends to declare income dividends daily and distribute them to common shareholders monthly. Unless a shareholder elects otherwise, all distributions will be automatically reinvested in additional Shares of the Fund pursuant to the Fund’s dividend reinvestment plan. A shareholder whose distributions are reinvested in Shares under the dividend reinvestment plan will be treated for U.S. federal income tax purposes as having received an amount in distribution equal to the fair market value of the Shares issued to the shareholder, which amount will also be equal to the NAV of such shares. For U.S. federal income tax purposes, all distributions are generally taxable in the manner described below, whether a shareholder takes them in cash or they are reinvested pursuant to the dividend reinvestment plan in additional shares of the Fund.

Fund distributions generally will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. See the discussion below regarding distributions declared in October, November or December for further information. Distributions received by tax-exempt shareholders generally will not be subject to U.S. federal income tax to the extent permitted under applicable tax law.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated the gains, rather than how long a shareholder has owned his or her Shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss in respect of such investments. Distributions of net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Distributions of net short-term capital gain (as reduced by any net long- term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

Distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. The Fund does not expect a significant portion of distributions to be derived from qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year if certain holding period and other requirements are met at both the shareholder and Fund levels. The Fund does not expect a significant portion of distributions to be eligible for the dividends-received deduction.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to non-corporate shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

The IRS currently requires a RIC that the IRS recognizes as having two or more “classes” of stock for U.S. federal income tax purposes to allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, if the Fund issues one or more series of preferred shares, the Fund will allocate Capital Gain Dividends for each tax year between and among its Shares and each such series of its preferred shares in proportion to the total dividends paid to each class with respect to such tax year.

Dividends qualifying for the dividends-received deduction or as qualified dividend income will be allocated between and among Shares and each such series of preferred shares separately from dividends that do not so qualify, in each case in proportion to the total dividends paid to each share class for the Fund’s tax year.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Common shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

If, in and with respect to any taxable year, the Fund makes a distribution in excess of its current and accumulated “earnings and profits,” the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her Shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares. If the Fund issues one or more series of preferred shares, where one or more such distributions occur in and with respect to any taxable year of the Fund, the available earnings and profits will be allocated first to the distributions made to the holders of such preferred shares, and only thereafter to distributions made to holders of Shares. In such case, the holders of preferred shares will receive a disproportionate share of the distributions, if any, treated as dividends, and the holders of the Shares will receive a disproportionate share of the distributions, if any, treated as a return of capital.

A distribution by the Fund will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

As required by U.S. federal law, detailed U.S. federal tax information with respect to each calendar year will be furnished to shareholders early in the succeeding year.

Dividends and distributions on Shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of Shares purchased at a time when the Fund’s NAV reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.

If the Fund holds, directly or indirectly, one or more “tax credit bonds” issued prior to January 1, 2018, such as Build America Bonds issued before January 1, 2011, on one or more applicable dates during a taxable year, it is possible that the Fund will elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, a shareholder will be deemed to receive a distribution of money with respect to its Fund shares equal to the shareholder’s proportionate share of the amount of such credits and be allowed a credit against the shareholder’s U.S. federal income tax liability equal to the amount of such deemed distribution, subject to certain limitations imposed by the Code on the credits involved. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

The Fund will not be a “publicly offered” RIC if it does not have at least 500 shareholders at all times during a taxable year and its shares are not treated as continuously offered pursuant to a public offering. It is possible that the Fund will not be treated as a “publicly offered” RIC for one or more of its taxable years. Very generally, pursuant to U.S. Treasury Department Regulations, expenses of a RIC that is not “publicly offered,” except those specific to its status as a RIC or separate entity (e.g., registration fees or transfer agency fees), are subject to special “pass-through” rules. These expenses (which include direct and certain indirect advisory fees) are treated as additional dividends to certain Fund shareholders (generally including other RICs that are not “publicly offered,” individuals and entities that compute their taxable income in the same manner as an individual), and, other than in the case of a shareholder that is a RIC that is not “publicly offered,” are not deductible by those shareholders under current U.S. federal tax law.

Sales, Exchanges or Redemptions of Shares

The sale, exchange or repurchase of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Fund shares treated as a sale or exchange for U.S. federal income tax purposes will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, such gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

A repurchase by the Fund of a shareholder’s shares pursuant to an offer to repurchase a designated percentage of the outstanding Shares from shareholders (as described in the Prospectus) (a “Repurchase Offer”) generally will be treated as a sale or exchange of the shares by a shareholder provided that either (i) the shareholder tenders, and the Fund repurchases, all of such shareholder’s shares, thereby reducing the shareholder’s percentage ownership of the Fund, whether directly or by attribution under Section 318 of the Code, to 0%, (ii) the shareholder meets numerical safe harbors under the Code with respect to percentage voting interest and reduction in ownership of the Fund following completion of the Repurchase Offer, or (iii) the Repurchase Offer otherwise results in a “meaningful reduction” of the shareholder’s ownership percentage interest in the Fund, which determination depends on a particular shareholder’s facts and circumstances.

If a tendering shareholder’s proportionate ownership of the Fund (determined after applying the ownership attribution rules under Section 318 of the Code) is not reduced to the extent required under the tests described above, such shareholder will be deemed to receive a distribution from the Fund under Section 301 of the Code with respect to the shares held (or deemed held under Section 318 of the Code) by the shareholder after the Repurchase Offer (a “Section 301 distribution”). The amount of this distribution will equal the price paid by the Fund to such shareholder for the shares sold, and will be taxable as a dividend, i.e., as ordinary income, to the extent of the Fund’s current or accumulated earnings and profits allocable to such distribution, with the excess treated as a return of capital reducing the shareholder’s tax basis in the shares held after the Repurchase Offer, and thereafter as capital gain. Any Fund shares held by a shareholder after a Repurchase Offer will be subject to basis adjustments in accordance with the provisions of the Code.

Provided that no tendering shareholder is treated as receiving a Section 301 distribution as a result of selling shares pursuant to a particular Repurchase Offer, shareholders who do not sell shares pursuant to that Repurchase Offer will not realize constructive distributions on their shares as a result of other shareholders selling shares in the Repurchase Offer. In the event that any tendering shareholder is deemed to receive a Section 301 distribution, it is possible that shareholders whose proportionate ownership of the Fund increases as a result of that Repurchase Offer, including shareholders who do not tender any shares, will be deemed to receive a constructive distribution under Section 305(c) of the Code in an amount equal to the increase in their percentage ownership of the Fund as a result of the Repurchase Offer. Such constructive distribution will be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it.

Use of the Fund’s cash to repurchase shares may adversely affect the Fund’s ability to satisfy the distribution requirements for treatment as a RIC described above. The Fund may also recognize income in connection with the sale of portfolio securities to fund share purchases, in which case the Fund would take any such income into account in determining whether such distribution requirements have been satisfied.

The foregoing discussion does not address the tax treatment of tendering shareholders who do not hold their shares as a capital asset. Such shareholders should consult their tax advisors on the specific tax consequences to them of participating or not participating in the Repurchase Offer.

Issuer Deductibility of Interest

A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not, and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend paid by the issuer for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such accrued interest.

Original Issue Discount, Payment-in-Kind Securities, Market Discount, Preferred Securities and Commodity-Linked Notes

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income and required to be distributed over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. Increases in the principal amount of an inflation-indexed bond will generally be treated as OID.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount on such debt obligation in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. If the Fund makes the election referred to in the preceding sentence, then the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. The Fund reserves the right to revoke such an election at any time pursuant to applicable IRS procedures. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher-Risk Securities.”

From time to time, a substantial portion of the Fund’s investments in loans and other debt obligations could be treated as having OID and/or market discount, which, in some cases could be significant. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends- received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some preferred securities may include provisions that permit the issuer, at its discretion, to defer the payment of distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring the payment of its distributions, the Fund may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distributions even though the Fund has not yet actually received the cash distribution.

In addition, pay-in-kind obligations will, and commodity-linked notes may, give rise to income which is required to be distributed and is taxable even though the Fund receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by disposition of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such dispositions. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they might otherwise receive in the absence of such transactions.

Higher-Risk Securities

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. U.S. federal tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on such a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to federal income or excise tax.

Securities Purchased at a Premium

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

Mortgage-Related Securities

The Fund may invest directly or indirectly in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and U.S. Treasury Regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP—referred to in the Code as an “excess inclusion”—will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for charitable remainder trusts (“CRTs”), as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an IRA, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income and otherwise might not be required to file a U.S. federal income tax return, to file such a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Restructuring, Modifying or Foreclosing Loans

The Fund may restructure or modify certain non-performing loans it holds or may foreclose on the collateral securing the loan. Any such activity could cause the Fund to recognize taxable income without a corresponding receipt of cash, which may require the Fund to distribute cash obtained from other sources (including a sale of other portfolio securities) in order to satisfy the distribution requirement applicable to RICs and to avoid a Fund-level tax. Any such activity could also result in the Fund receiving assets that give rise to non-qualifying income for purposes of the 90% gross income test described above.

Investments through Subsidiaries

The Fund may make or hold certain investments through a wholly-owned subsidiary of the Fund that is organized under the laws of the United States and taxable as a corporation for U.S. federal income tax purposes (any such subsidiary, a “Domestic Subsidiary”). Any such Domestic Subsidiary would be subject to U.S. federal income tax on its taxable income at the rate applicable to corporations, and such Domestic Subsidiary may also be subject to state or local taxes. Therefore, the Fund may, through its investment in any such Domestic Subsidiary, bear more tax than it would have if the Fund had held such investment directly. Any such taxes would reduce the Fund’s return on investments held through its Domestic Subsidiary. Distributions from a Domestic Subsidiary would generally be treated as dividend income to the extent of the Domestic Subsidiary’s earnings and profits, and thereafter as a return of capital. Such distributions treated as dividends may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as qualified dividend income in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares. [Depending on the assets held by the subsidiary and other considerations, a subsidiary may qualify and elect to be treated as a REIT for U.S. federal income tax purposes, in which case such subsidiary generally would not be subject to U.S. corporate income tax to the extent such subsidiary timely distributes all its income and gain. Distributions by a subsidiary that is a REIT for U.S. federal income tax purposes will be included in the Fund’s income and gain to the extent of the subsidiary’s earnings and profits. Such amounts, when distributed to shareholders, will not qualify for the corporate dividends-received deduction, generally will not constitute qualified dividend income and may qualify as qualified REIT dividends in the hands of individual shareholders, as discussed further above.]

Options and Forward Contracts, Swap Agreements, and other Derivatives

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will generally subtract the premium received for purposes of computing its cost basis in the stock purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short- term capital gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term capital gain equal to the premium received.

The Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by the Fund’s long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long- term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends- received deduction, as the case may be.

Derivatives, Hedging, and Other Transactions

In addition to the special rules described above in respect of options transactions, the Fund’s transactions in other derivatives instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long- term. These rules could, therefore, affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current U.S. federal tax law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Commodities and Commodity-Linked Instruments

The Fund’s investments in commodities and commodity-linked instruments, if any, will potentially be limited by the Fund’s intention to qualify as a RIC, and will potentially limit the Fund’s ability to so qualify. Income and gains from commodities and certain commodity- linked instruments do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. In addition, the tax treatment of some other commodity-linked instruments in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income, and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Book-Tax Differences

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax- exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to CRTs that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a CRT, as defined in Section 664 of the Code, realizes any UBTI for a taxable year, a 100% excise tax is imposed on such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a RIC that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a RIC that recognizes “excess inclusion income,” then the RIC will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs and other tax-exempt shareholders are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Non-U.S. Shareholders

Distributions by the Fund to shareholders that are not “United States persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, or (3) interest-related dividends, each as defined and subject to certain conditions described below generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of “U.S. real property interests” (“USRPIs”) as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a United States person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If the Fund invests in a RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders.

The Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

Foreign shareholders should contact their intermediaries regarding the application of withholding rules to their accounts.

Distributions by the Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the foreign shareholder’s sale of shares of the Fund (as described below).

Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. Interests in domestically controlled QIEs, including RICs that are QIEs and not- greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE.

If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder or any foreign shareholder if shares of the Fund are not considered regularly traded on an established securities market, in which case such foreign shareholder generally would also be required to file a U.S. tax return and pay any additional taxes due in connection with the redemption.

If the Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC, or (ii) gains realized by the Fund on the disposition of USRPIs would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders, and would be subject to U.S. withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.

The Fund generally does not expect that it will be a QIE. Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

Foreign shareholders also may be subject to “wash sale” rules to prevent the avoidance of the tax- filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

In order for a foreign shareholder to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should consult their tax advisors in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

A beneficial holder of shares who is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.

Backup Withholding

The Fund is generally required to withhold and remit to the U.S. Treasury a percentage of taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations

Under U.S. Treasury Regulations, if a shareholder recognizes a loss of $2 million in any single taxable year of $4 million in any combination of taxable years for an individual shareholder or $10 million in any single taxable year or $20 million in any combination of taxable years for a corporate shareholder (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., interest-related dividends).

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Shares Purchased Through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

BOARD OF TRUSTEES AND OFFICERS

The business operations of the Fund are managed and supervised under the direction of the Board of Trustees (the “Board,” and each of trustees on the Board a “Trustee”), subject to the laws of the Commonwealth of Massachusetts and the Fund’s declaration of trust (“Declaration of Trust”). The Board has overall responsibility for the management and supervision of the business affairs of the Fund on behalf of its Shareholders, including the authority to establish policies regarding the management, conduct and operation of its business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The officers of the Fund conduct and supervise the daily business operations of the Fund.

The identity of Trustees of the Board and officers of the Fund, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years is set forth below.

The Trustees serve on the Board for terms of indefinite duration. Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Any Trustee may resign at any time by written instrument signed by him or her and delivered to any officer of the Trust or to a meeting of the Trustees. Subject to any limitations imposed by the 1940 Act or other applicable law, any vacancy occurring in the Board that results from an increase in the number of Trustees may be filled by a majority of the entire Board, and any other vacancy occurring in the Board may be filled by a majority of the Trustees then in office, whether or not sufficient to constitute a quorum, or by a sole remaining Trustee; provided, however, that if the shareholders of any class or series of Shares are entitled separately to elect one or more Trustees, a majority of the remaining Trustees elected by that class or series or the sole remaining Trustee elected by that class or series may fill any vacancy among the number of Trustees elected by that class or series, or if there are no remaining Trustees elected by such class or series, a majority of the entire Board may fill any such vacancy. Any Trustee may be removed from office only for “Cause” (as hereinafter defined) and only (i) by action of at least seventy-five percent (75%) of the outstanding Shares of the classes or series of Shares entitled to vote for the election of such Trustee, or (ii) by written instrument, signed by at least seventy-five percent (75%) of the remaining Trustees, specifying the date when such removal shall become effective. “Cause” for these purposes shall require willful misconduct, dishonesty or fraud on the part of the Trustee in the conduct of his or her office or such Trustee being convicted of a felony.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees (as hereinafter defined) select and nominate all candidates for Independent Trustee positions. The Board believes that each of the Trustees’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes common to all Trustees is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business, consulting, and public service work; experience as a board member of non-profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee. Specific details regarding each Trustee’s principal occupations during the past five years are included in the tables below.

To the extent permitted by the 1940 Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, service providers or the Adviser.

Independent Trustees

“Independent Trustees” are those Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act). The address of each person below is [Baseline Partners LLC,1819 E Southern Ave., Suite B10, Mesa, Arizona 85204].

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
[Name] (Birth year)	Trustee	Since [year]	[ ]	[ ]	[None]
[Name] (Birth year)	Trustee	Since [year]	[ ]	[ ]	[None]
(1)	Under the Fund’s Declaration of Trust, a Trustee serves during the continued lifetime of the Fund until he or she dies, resigns or is removed, or, if sooner, until the election and qualification of his or her successor.

[    ]

Interested Trustees and Officers

The address of each person below is [Baseline Partners LLC,1819 E Southern Ave., Suite B10, Mesa, Arizona 85204].

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
[Name] [Birth Year]	[ ]	Since [Year]	[ ]
[Name] [Birth Year]	[ ]	Since [Year]	[ ]
(1)	Under the Fund’s Bylaws, an officer serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Officers hold office at the pleasure of the Trustees.

[   ]

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Adviser to manage the Fund on a day- to-day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Declaration of Trust. The Board is currently composed of [5 members, 3 of whom are Independent Trustees]. The Board meets in-person at regularly scheduled meetings [four] times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. [The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibility. The Independent Trustees meet with their independent legal counsel in-person prior to and during each quarterly in-person board meeting. As described below, the Board has established an audit committee (the “Audit Committee”) and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.]

The Board has appointed Mr. Patrick Cardon, the founder and Chief Executive Officer of the Adviser and an Interested Trustee (as defined herein) of the Fund, to serve as Chairman of the Board. The Board believes that this leadership structure is appropriate since Mr. Cardon provides the Board with insight regarding the Fund’s day-to-day management and overall operations which assist him in his role as Chairman of the Board. [ [     ] serves as the lead Independent Trustee of the Board. In [his/her] role as lead Independent Trustee, [    ] acts as the key liaison with the Adviser to ensure that the interests of the Independent Trustees are taken into consideration in connection with the ongoing management and operation of the Fund. Specifically, [     ] reviews and approves the agenda for each Board meeting, facilitates communications between the Independent Trustees and the Adviser, chairs the separate quarterly sessions of the Independent Trustees and presides at meetings of the Board at which the Chairman of the Board is not present, among other duties. This permits the Independent Trustees to have a greater role in the leadership of the Fund. Finally, the Independent Trustees have determined that because they comprise a majority of the Board and because they have designated a lead Independent Trustee, they can act independently and effectively without having an Independent Trustee serving as Chairman of the Board.]

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Adviser, and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser, and other service providers has their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board requires senior officers of the Fund, including the President, Principal Financial Officer and Chief Compliance Officer, and the Adviser, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee also receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board also receives reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Fund’s custodian, distributor and administrator. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of the Board of Trustees

Audit Committee. The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year, and reviews with the firm the scope and results of each audit. As the fund is newly organized, the Audit Committee did not hold any meetings during the last year.

Trustee Ownership of Securities

	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
[ ]	[ ]	[]
[ ]	[ ]	[]
[ ]	[ ]	[]

Interested Trustees
[ ]	[ ]	[]

(1) As of [ ].

Independent Trustee Ownership of Securities

None of the Independent Trustees (or their immediate family members) owns securities of the Adviser, or of an entity controlling, controlled by or under common control with the Adviser.

Trustee Compensation

In consideration of the services rendered by the Independent Trustees, the Fund pays each Independent Trustee an amount of $[   ] per annum. In addition, the Fund reimburses each of the Independent Trustees for travel and other expenses incurred in connection with attendance at meetings. The Chairman of the Audit Committee receives an additional amount of $[  ] per annum. Other members of the Board and executive officers of the Fund receive no compensation, other than as noted in the table below. The Board evaluates the compensation of the Trustees on an ongoing basis and may increase or decrease such compensation based upon market factors and the ongoing responsibilities and commitment of the members, all of which will be subject to Board approval, including a majority of the Independent Trustees.

Because the Fund is newly formed, no compensation has been paid to the Trustees. The following table summarizes the compensation expected to be paid to the Independent Trustees, including Committee fees, as applicable, and certain executive officers of the Fund for the Fund’s initial fiscal year ending [   ], 2024. The Trustees who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act (the “Interested Trustees”), and executive officers of the Fund receive no compensation, other than as noted in the table below. Compensation paid to the Trustees will continue to be evaluated by the Board on an ongoing basis.

Name of Person, Position	Expected Aggregate Compensation from the Fund	Total Expected Compensation from Fund and Fund Complex Paid to Trustees
Independent Trustees
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
Interested Trustees
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
Officers
[ ]	[ ]	[ ]

CODES OF ETHICS

The Fund and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act, which is designed to prevent affiliated persons of the Fund or of the Adviser from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund. The codes of ethics permit persons subject to them to invest in securities, including securities that may be held or purchased by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to the Fund’s registration statement filed with the SEC. The codes of ethics are available on the EDGAR database on the SEC’s website at http://www.sec.gov, and may be obtained after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Adviser

The Adviser is a Delaware limited liability company whose principal offices are located at 1819 E Southern Ave., Suite B10, Mesa, Arizona 85204 and serves as the Fund’s investment adviser.

The following table summarizes the affiliated persons of the Fund that are also affiliated persons of the Adviser.

NAME	AFFILIATION WITH FUND	AFFILIATION WITH ADVISER
Patrick R. Cardon	Trustee, President of the Trust	Founder, Chief Executive Officer, Chief Investment Officer
[ ]	[ ]	[ ]

The Adviser is an investment adviser registered with the SEC under the Investment Advisers Act of 1940 (the “Advisers Act”). Subject to the general supervision of the Board, and in accordance with the investment objective and policies of the Fund, the Adviser has been engaged to continuously furnish an investment program with respect to the Fund and to furnish such other services necessary to sponsor and manage the Fund that are not specifically delegated to other service providers of the Fund, including overseeing the work that is delegated to other service providers of the Fund.

The Adviser provides such services to the Fund pursuant to an investment management agreement (the “Investment Management Agreement”).

[The Investment Management Agreement became effective as of [ ], and unless otherwise terminated, will continue in effect for two years from such date, and from year to year thereafter, so long as such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) and is terminable without penalty [(i) on sixty (60) days’ written notice to the Adviser either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund, or (ii) on ninety (90) days’ written notice to the Fund by the Adviser. A discussion regarding the basis for the Board’s approval of the continuation of the Investment Management Agreement will be available in the Fund’s semi-annual report to shareholders.]

[The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties thereunder, the Adviser will not be liable to the Fund or to any Shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services thereunder. The Investment Management Agreement also provides for indemnification by the Fund, to the fullest extent permitted by law, of the Adviser, its affiliates and any of their respective partners, members, directors, officers, employees and shareholders from and against any and all claims, liabilities, damages, losses, costs and expenses that arise out of or in connection with the performance or non-performance of or by such person of any of the Adviser’s responsibilities under the Investment Management Agreement, provided that such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Fund, and so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, or gross negligence or reckless disregard of such person’s obligations under the Investment Management Agreement.]

[The Management Fee is payable at the end of each calendar month at the annual rate of [ ]% of the average daily NAV of the Fund’s Managed Assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund’s liabilities other than liabilities relating to indebtedness.]

A portion of the Management Fee may be paid to brokers or dealers that assist in the distribution of Shares.

[The fund also pays the Adviser an incentive fee (the “Incentive Fee”) as follows:

The Incentive Fee is earned on Pre-Incentive Fee Net Investment Income, as defined below, attributable to each class of the Fund’s Shares, and shall be calculated and accrued on a monthly basis while being determined and payable in arrears as of the end of each month beginning on and after the commencement of the first month following the one-year anniversary of the effective date of the Investment Management Agreement.

Thus, the calculation of the Incentive Fee for each month is as follows:

•	No Incentive Fee shall be payable in any month in which the Pre-Incentive Fee Net Investment Income attributable to the class does not exceed a monthly hurdle rate of [ ]% per quarter based on the class’s average monthly NAV for the applicable monthly payment period (calculated in accordance with US GAAP), or [ ]% annualized;
•	All Pre-Incentive Fee Net Investment Income attributable to the class (if any) that exceeds the hurdle rate, but is less than or equal to [ ]% of such class’s average monthly NAV (calculated in accordance with US GAAP) in any month ([ ]% annualized), is payable to the Adviser; and
•	[ ]% of the pre-incentive fee net investment income attributable to the applicable share class, if any, that exceeds [ ]% of such class’s average monthly NAV (calculated in accordance with US GAAP) in any month ([ ]% annualized) is payable to the Adviser (i.e. once the hurdle rate is reached and the catch-up is achieved).

“Pre-Incentive Fee Net Investment Income,” with respect to each class, is defined as the class’s share of net investment income (allocated based on the NAV of the class relative to the fund as a whole), which will include investment income earned by the fund (i.e., interest income, dividend income, etc.) reduced by (1) Fund-related investment expenses (i.e., interest and dividend expense, expenses related to the execution of the investment strategy) and (2) after subtracting any reimbursement made by the Adviser to the fund pursuant to any expense waiver or cap arrangement agreed to between the Adviser and the fund, any other fund expenses, determined in accordance with US GAAP prior to the application of the Incentive Fee except that such “other fund expenses” shall not include, without limitation, any payments under a Rule 12b-1 plan.

The Incentive Fee is accrued monthly and taken into account for the purpose of determining the Fund’s NAV. Accordingly, the repurchase price received by a shareholder whose Shares are repurchased in a tender offer will be based on a valuation that will reflect an Incentive Fee accrual, if any. The Incentive Fee presents certain risks that are not present in funds without an Incentive Fee.]

[As described in the Prospectus, the Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has contractually agreed to reduce its management fees and pay the operating expenses of the Fund’s [Class C Shares], [Class I] and [Class L] shares in order to limit such class’s expenses (exclusive of the Excluded Expenses (as defined below)) to the following annual percentage rates of the average daily net assets of such class, subject to the obligation of the Fund to repay the Adviser such deferred fees and expenses in future years, if any, when such class’s expenses (exclusive of the Excluded Expenses) fall below its stated percentage rate, but only to the extent that such repayment would not cause such class’s expenses (exclusive of the Excluded Expenses) in any such future year to exceed its stated percentage rate, and provided that the Fund is not obligated to repay any such deferred fees and expenses more than three years after the end of the month in which they were incurred: [ ]% for [Class C Shares]; [ ]% for [Class I Shares]; and [ ]% for [Class L Shares]. The Expense Limitation Agreement renews automatically each year may be terminated by the Fund or the Adviser upon sixty (60) days’ prior written notice to the other party.

For purposes of the Expense Limitation Agreement, “Excluded Expenses” means the Incentive Fee, brokerage commissions and other transactional expenses (including loan origination transactional expenses), interest (including interest incurred on borrowed funds and interest incurred in connection with bank and custody overdrafts), other borrowing costs and fees including interest and commitment fees, taxes, acquired fund fees and expenses, litigation and indemnification expenses, judgments, and extraordinary expenses.]

Conflicts of Interest

The Baseline investment team may from time to time manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles, if any, may raise potential conflicts of interest relating to cross-trading and the allocation of investment opportunities. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

Compensation of Portfolio Managers

Portfolio Managers receive a base salary and may also receive a bonus. Compensation of the Portfolio Managers is determined at the discretion of the Adviser and may be deferred. It may be based on a number of factors including the Portfolio Manager’s experience, responsibilities, and the perception of the quality of his or her work efforts. The Adviser reviews the compensation of each Portfolio Manager at least annually.

Other Accounts Managed by the Portfolio Managers

The table below identifies the number of accounts for which the Portfolio Managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts, as of [ ].

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets
Patrick Cardon	[ ]	[ ]	[2]	[$81,403,292.13]	[ ]	[ ]
Mateo Arana	[ ]	[ ]	[2]	[$81,403,292.13]	[ ]	[ ]

The table below identifies the number of accounts for which the Portfolio Managers have day-to-day management responsibilities and the total assets in such accounts with respect to which the advisory fee is based on the performance of the account, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts, as of [    ].

	Other Registered Investment Companies for which the Adviser receives a performance-based fee		Other Pooled Investment Vehicles managed for which the Adviser receives a performance-based fee		Other Accounts managed for which the Adviser receives a performance-based fee
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Patrick Cardon	[ ]	[ ]	[2]	[$81,403,292.13]	[ ]	[ ]
Mateo Arana	[ ]	[ ]	[2]	[$81,403,292.13]	[ ]	[ ]

Management Team Ownership of Securities in the Fund

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Patrick Cardon	$[0]
Mateo Arana	$[0]

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

The Adviser will seek best execution for securities transactions executed on the Fund’s behalf, so that the Fund’s total cost or proceeds in each transaction is the most favorable under the circumstances. In selecting brokers and dealers to effect transactions on behalf of the Fund, the Adviser will consider the full range and quality of a broker’s services in placing brokerage, including, among other things: execution capability, trading expertise, accuracy of execution, commission rates, reputation and integrity, fairness in resolving disputes, financial responsibility, and responsiveness.

In selecting a broker to effect transactions on behalf of the Fund, the Adviser may also consider the value of research provided by the broker; however, a broker’s sale or promotion of Shares will not be a factor considered by Adviser, nor will the Fund, the Adviser or the Distributor (as defined hereinafter) enter into any agreement or understanding under which the Fund directs brokerage transactions or revenue generated by those transactions to brokers to pay for distribution of Shares.

ADMINISTRATOR AND SUB-ADMINISTRATOR

[Baseline Partners, LLC (the “Administrator”), when providing services under the administration agreement, serves as the Fund’s administrator and will provide certain administrative and fund accounting services to the Fund. Under the terms of an administration agreement between the Fund and the Administrator (the “Administration Agreement”), the Administrator is responsible for, among other things, certain administration, accounting and investor services for the Fund. In consideration for these services, the Fund pays the Administrator an administration fee (the “Administration Fee”) in an amount up to [ ]% on an annualized basis of the Fund’s net assets. The Administration Fee is calculated based on the Fund’s month-end net asset value and payable monthly in arrears. The Administration Fee is an expense paid out of the Fund’s net assets. The Administrator’s principal business address is 1819 E Southern Ave., Suite B10, Mesa, Arizona 85204.

The Administration Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the responsibilities, obligations or duties thereunder, neither the Administrator nor its shareholders, officers, directors, employees, agents or control persons shall be liable for any act or omission in connection with or arising out of any services rendered under the Administration Agreement.

[ ] serves as the Fund’s sub-administrator (the “Sub-Administrator”) and performs certain sub-administration and sub-accounting services for the Fund. In consideration of the sub-administrative services and sub-accounting services provided by the Sub-Administrator to the Fund, the Administrator pays the Sub-Administrator from the proceeds of the Administration Fee a sub-administration fee (the “Sub-Administration Fee”) in an amount up to [ ]% on an annualized basis of the Fund’s net assets, subject to a minimum annual fee. The Sub-Administration Fee is calculated based on the Fund’s month-end net asset value and payable monthly in arrears. The Sub-Administrator’s principal business address is [ ].]

DISTRIBUTOR

[[ ] acts as the principal underwriter and distributor of the Shares pursuant to a distribution agreement (the “Distribution Agreement”) between the Fund and the Distributor.

As described in the Prospectus, the Fund has adopted a distribution and service plan (the “Distribution and Service Plan”) for its Shares. The Distribution and Service Plan was approved by the Board, including a majority of the Independent Trustees, who have no direct or indirect financial interest in the operations of the Distribution and Service Plan or the Distribution Agreement with the Distributor. The Distribution and Service Plan may benefit the Fund by providing additional ongoing shareholder services to Fund shareholders. The Distributor’s principal business address is [ ].

The Distribution and Service Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund, to the extent so required. The Distribution and Service Plan may be amended by a vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose, to the extent so required. The Board reviews quarterly a written report detailing the costs that have been incurred.

No Independent Trustee has any direct or indirect financial interest in the operation of the Distribution and Service Plan. Except as disclosed in the Prospectus, no interested person of the Fund has any direct or indirect financial interest in the operation of the Distribution and Service Plan except to the extent that the Distributor, the Adviser or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Distribution and Service Plan.]

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

The Board has selected [ ], as independent registered public accountants for the Fund.

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600, serves as counsel to the Fund [and the Independent Trustees of the Fund.]

CUSTODIAN

[[ ], located at [ ], serves as custodian for the Fund’s assets (the “Custodian”). As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, the Custodian receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to portfolio securities of the Fund. The Custodian also maintains certain accounts and records of the Fund. ]

CALCULATION OF NET ASSET VALUE

The Fund will calculate the NAV of each class of Shares as of the close of business on each business day (each, a “Determination Date”). In determining the NAV of each class of Shares, the Fund will value its investments as of the relevant Determination Date. The NAV of each class of the Fund will equal, unless otherwise noted, the value of the total assets of the class, less all of the liabilities attributable to the class, including accrued fees and expenses, each determined as of the relevant Determination Date.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. Copies of the Adviser’s proxy policies and procedures are included as Appendix A to this SAI. The Board will periodically review the Fund’s proxy voting record.

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling the Fund at [ ] or (ii) by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is a shareholder who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of control. A control person may be able to determine the outcome of any matter affecting and voted on by shareholders of the Fund.

[As of [ ], 2023, to the best knowledge of the Fund, no person owned beneficially or of-record 5% or more of the outstanding shares of any class of the Fund or 5% or more of the outstanding shares of the Fund addressed herein.]

PURCHASE AND REPURCHASE OF SHARES

[The Fund currently offers [three classes] of Shares. The Declaration of Trust authorizes the issuance of an unlimited number of Shares. The Trustees of the Fund have authority under the Declaration of Trust to create and classify Shares into separate series and to classify and reclassify any series of Shares into one or more classes without further action by shareholders. The Trustees of the Fund may designate additional series and classes in the future from time to time.

The Shares will be issued with a par value of $10 per share. All Shares of the Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Shares will, when issued, be fully paid and non-assessable by the Fund and will have no preemptive or conversion rights to cumulative voting.

The Shares are designed primarily for long-term investors, and investors in the Shares should not view the Fund as a vehicle for short-term trading purposes.

Unlike most closed-end funds, the Fund continuously offers its Shares. The Fund’s Shares are not currently listed for trading on any national securities exchange, and the Fund does not intend to list its Shares for trading on any national securities exchange in the future. The Fund’s Shares are not publicly traded. It is not expected that there will be any secondary market for the Fund’s Shares. In order to provide liquidity to shareholders, the Fund has determined that commencing in [ ] and quarterly thereafter, it will make offers to repurchase a portion of the Fund’s outstanding Shares at NAV subject to approval of the Board and in all cases such repurchase offers will be for at least 5% and not more than 25% of its outstanding Shares at NAV, subject to certain limitations. It is also possible that a Repurchase Offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. The Fund intends to offer the Shares in a continuous offering of its Shares at net asset value, plus the applicable sales charge. There can be no assurance that the Fund will offer its Shares on a continuous basis, or if so offered, that it will do so indefinitely.

The Fund intends to make quarterly repurchase offers every three months. The date on which the repurchase price for Shares is determined will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day).

The Fund reserves the right to reject any purchase order application that conflicts with the Fund’s internal policies or the policies of any regulatory authority. All checks must be in U.S. Dollars drawn on a domestic bank (i.e., a bank with a branch in the U.S.). The Fund will not accept payment in cash or money orders. The Fund does not accept postdated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of Shares.

If you elect to receive distributions and/or dividends by check and the post office cannot deliver the check, or if the check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your Fund account at the then current NAV per share and to reinvest all subsequent distributions in Shares of the Fund.

Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify the Transfer Agent of a different intent. A shareholder’s account is governed by the laws of the Commonwealth of Massachusetts. For telephone transactions, the Transfer Agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the Transfer Agent is not responsible for any loss that may occur to any account due to an unauthorized telephone call. Also, for your protection, telephone repurchases are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can be mailed to the address of record or sent via wire or ACH to the bank of record pre-established on the account.]

FINANCIAL STATEMENTS

[    ]

APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES

Baseline Partners, LLC – Proxy Voting Policy

Adopted: [ ], 2023

[    ]

A-1

PART C:  OTHER INFORMATION

Item 25.  Financial Statements and Exhibits

(1)	Financial Statements:

Included in Part A:

Not applicable.

Included in Part B:

Report of Independent Registered Public Accounting Firm, to be filed by amendment.

Financial Statements, to be filed by amendment.

Notes to Financial Statements, to be filed by amendment.

(2)	Exhibits:

(a)	(1)	Agreement and Declaration of Trust of Baseline CRE Income Fund (the “Registrant”), dated as of July 20, 2023, filed herewith.

(b)	(1)	Bylaws of the Registrant, filed herewith.
(c)		Not applicable.
(d)	(1)	See portions of Agreement and Declaration of Trust relating to shareholders’ rights.

	(2)	See portions of By-laws relating to shareholders’ rights.
(e)		Not applicable.
(f)		Not applicable.
(g)		Form of Investment Management Agreement between the Registrant and Baseline Partners, LLC (“Baseline”), to be filed by amendment.
(h)	(1)	Form of Distribution Agreement between the Registrant and [ ] (the “Distributor”), to be filed by amendment.
	(2)	Form of Dealer Agreement between the Registrant and the Distributor, to be filed by amendment.
	(3)	Distribution and Service Plan, to be filed by amendment.
	(4)	Multiple Class Plan, to be filed by amendment.
(i)		Not applicable.
(j)	(1)	Form of Custody Agreement between the Registrant and [ ] (the “Custodian”), to be filed by amendment
(k)	(1)	Form of Administrative Services Agreement between the Registrant and Baseline Partners, LLC (the “Administrator”), to be filed by amendment.
	(2)	Form of Sub-Administration Agreement between the Administrator and [ ], to be filed by amendment.

	(3)	Form of Compliance Services Agreement between [ ] and the Registrant, to be filed by amendment.
	(4)	Expense Limitation Agreement between the Registrant and Baseline, to be filed by amendment.

	(5)	[Shareholder Servicing Plan], to be filed by amendment
	(6)	Transfer Agency Agreement between the Registrant and [ ], to be filed by amendment

	(7)	Accounting Services Agreement between the Registrant and [ ], to be filed by amendment

(l)		Opinion and consent of counsel for the Fund, to be filed by amendment
(m)		Not applicable.
(n)		Consent of Independent Registered Public Accounting Firm, to be filed by amendment
(o)		Not applicable.

(p)		Subscription Agreement for Seed Capital, to be filed by amendment
(q)		Not applicable.
(r)	(1)	Code of Ethics of the Registrant, to be filed by amendment
	(2)	Code of Ethics of Baseline, to be filed by amendment
(s)		Power of Attorney, to be filed by amendment

Item 26.   Marketing Arrangements

See Distribution Agreement, to be filed by amendment.

Item 27.   Other Expenses of Issuance or Distribution

Securities and Exchange Commission fees	$	[ ]
Printing and engraving expenses	$	[ ]
Legal fees	$	[ ]
Accounting expenses	$	[ ]
Total	$	[ ]

Item 28.   Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 29.   Number of Holders of Securities

Set forth below is the number of record holders as of [     ] of each class of securities of the Registrant.

Title of Class	Number of Record Holders
[ ]	[ ]

Item 30.   Indemnification

The Registrant’s Agreement and Declaration of Trust, filed herewith and incorporated herein by reference, contains provisions limiting the liability, and providing for indemnification, of the Trustees, officers, employees and other “Covered Persons” (including their respective heirs, assigns, successors or other legal representatives) to the fullest extent permitted by law, including advancement of payments of all expenses incurred in connection with the preparation and presentation of any defense (subject to repayment obligations in certain circumstances).

Each of the Registrant’s Form of Distribution Agreement and Form of Dealer Agreement, each to be filed by amendment, is expected to contain provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

Further, the Form of Investment Management Agreement with Baseline, to be filed by amendment, is expected to contain provisions limiting the liability, and providing for indemnification, of Baseline and its personnel under certain circumstances.

The Registrant’s Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.   Business and Other Connections of Investment Adviser

Baseline is a Delaware limited liability company that offers investment management services. Baseline’s offices are located at 1819 E. Southern Ave, b10, Mesa, AZ 85204.

A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of Baseline who serve as officers or Trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee will be included under “Management of the Fund” and “Board of Trustees and Officers” in the Prospectus and the Statement of Additional Information, respectively.

Item 32.   Location of Accounts and Records

All accounts, books and other documents required by Rule 31(a) under the Investment Company Act of 1940, as amended (the "1940 Act), are maintained at the offices, as applicable of: (1) Baseline, (2) the Custodian, (3) the Administrator (4) the Distributor.

1.	Baseline Partners, LLC

1819 E. Southern Ave, b10

Mesa, AZ 85204

2.	[Custodian]

3.	[Administrator]

4.	[Distributor]

Item 33.  Management Services

Not applicable.

Item 34.  Undertakings

1.	Not applicable.

2.	Not applicable.

3.	The Registrant undertakes:

a. to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) To include any prospectus required by Section 10(a)(3) of the 1933 Act.

(2) To reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement.

(3) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

b. That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

c. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

d. Each prospectus filed pursuant to Rule 424(b) under the 1933 Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e. That for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the 1933 Act;

(2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4. Not applicable.

5. Not applicable.

6. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, its prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the 1933 Act and the 1940 Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mesa, and the State of Arizona, on the 4th day of August, 2023.

BASELINE CRE INCOME FUND

By:	/s/ Patrick Cardon
	Name:	Patrick Cardon
	Title:	President

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities indicated on August 4, 2023.

Signature	Title

/s/ Patrick Cardon	President (Principal Executive Officer), Trustee
Patrick Cardon

/s/ Joshua Davis	Treasurer (Principal Financial Officer)
Joshua Davis

INDEX TO EXHIBITS

(a)	(1)	Agreement and Declaration of Trust of Baseline CRE Income Fund (the “Registrant”), dated as of July 20, 2023.
(b)	(1)	Bylaws of the Registrant.